MULTI-FACILITY
      CREDIT AGREEMENT

           among

       PENTAIR, INC.,
  for itself as Borrower,
  as agent for all Borrowers
     and as Guarantor,

     EuroPentair GmbH,
   Pentair Canada, Inc.,

         Borrowers


            and


  BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  for itself and as U.S. Dollar
   Administrative Agent,

    FIRST BANK NATIONAL
        ASSOCIATION,
  for itself and as Overnight
   Administrative Agent,

  MORGAN GUARANTY TRUST COMPANY
        OF NEW YORK,
  for itself and as G-7 Currency
   Administrative Agent,

         NBD BANK,

     DRESDNER BANK AG,

     ABN AMRO BANK N.V.

            and

  THE BANK OF TOKYO - MITSUBISHI,
            LTD.


           Banks

  and various affiliates of the
           Banks
  which are parties to the
     Canadian Facility


  Dated as of November 15, 1996



       MULTI-FACILITY
      CREDIT AGREEMENT


  This Agreement dated as of
  November 15, 1996 is among
  PENTAIR, INC., EUROPENTAIR GMBH
  and PENTAIR CANADA, INC., and
  BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as a
  Bank and as U.S. Dollar
  Administrative Agent, FIRST BANK
  NATIONAL ASSOCIATION, as a Bank
  and as Overnight Administrative
  Agent, MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK, as a Bank
  and as a G-7 Currency
  Administrative Agent, and NBD
  BANK, DRESDNER BANK AG, ABN AMRO
  BANK N.V. and THE BANK OF
  TOKYO-MITSUBISHI, LTD, as Banks,
  and various affiliates of the
  Banks which are parties to the
  Canadian Facility described
  herein.

  The parties hereto agree as
  follows:


         ARTICLE I

        DEFINITIONS

  SECTION 1.1  Definitions.
  The following terms, as used
  herein, have the following
  meanings:

         "Absolute Rate  means a rate
  of interest per annum, rounded
  to the nearest one-hundredth of
  one percent, for a particular
  Bid Loan amount and a particular
  Interest Period.

         "Absolute Rate Bid  means the
  Absolute Rate specified with
  respect to a particular Bid Loan
  amount and a particular Interest
  Period in a Bid submitted in
  response to a Bid Loan Request.

         "Absolute Rate Bid Loan
  means an amount loaned to any of
  the Borrowers under this
  Agreement that bears interest by
  reference to an Absolute Rate
  determined pursuant to
  Article VII.

         "Absolute Rate Bid Request
  means a Bid Loan Request
  requesting an Absolute Rate Bid.

         "Adjusted CD Rate  applicable
  to any Interest Period means a
  rate per annum determined
  pursuant to the following
  formula:

  ACDR   =    [CDBR]* plus AR
                   [1.0 - RP ]

  ACDR   =    Adjusted CD Rate

  CDBR   =    CD Base Rate

  RP          =    CD Reserve Percentage

  AR          =    Assessment Rate

  *      The amount in brackets being
  rounded upwards, if necessary,
  to the next higher 1/100 of 1%.

         "Adjusted Debt to Total
  Capital Ratio  means the ratio
  obtained by dividing (i)
  Consolidated Debt, excluding any
  Debt arising pursuant to a Sale
  of Receivables, by (ii) an
  amount equal to the sum of
  Consolidated Debt, excluding any
  Debt arising pursuant to a Sale
  of Receivables, and Consolidated
  Shareholders' Equity.

         "Agent  means any of BofA,
  First Bank, Morgan or BA Canada
  in its capacity as an agent for
  the Banks (or, in the case of BA
  Canada, for the Canadian Banks)
  hereunder, and any successor
  thereto pursuant to Section
  14.9; "Agents  means all such
  institutions.

         "Agent-Related Persons"
  means any Agent and any
  successor thereto in such
  capacity hereunder, together
  with their respective affiliates
  and the officers, directors,
  employees, agents and
  attorneys-in-fact of such
  Persons and affiliates.

         "Agreement  means this
  Multi-Facility Credit Agreement
  dated as of November 15, 1996,
  as amended or otherwise modified
  from time to time.

         "Assessment Rate  means, for
  any day of any Interest Period
  for a CD Loan, the rate (rounded
  upwards, if necessary, to the
  next higher 1/100 of 1%)
  determined by the U.S. Dollar
  Administrative Agent as equal to
  the annual assessment rate in
  effect on such day payable to
  the Federal Deposit Insurance
  Corporation (the "FDIC") by a
  member of the Bank Insurance
  Fund that is classified as
  adequately capitalized and
  within supervisory subgroup "A"
  (or a comparable successor
  assessment risk classification
  within the meaning of 12 C.F.R.
  section 327.3) for insuring time
  deposits at offices of such
  member in the United States; or,
  if the FDIC shall at any time
  cease to assess time deposits
  based upon such classifications
  or successor classifications,
  equal to the maximum annual
  assessment rate in effect on
  such day that is payable to the
  FDIC by commercial banks
  (whether or not applicable to
  any particular Bank) for
  insuring time deposits at
  offices of such banks in the
  United States.

         "BA Canada  means Bank of
  America Canada, a bank chartered
  under the laws of Canada.

         "BA Loan  means an amount
  loaned to Pentair Canada under
  this Agreement bearing interest
  at the Fixed BA Rate for the
  applicable Interest Period
  pursuant to the applicable
  Notice of Borrowing.  Borrowings
  of BA Loans shall be in an
  aggregate principal amount of
  Cdn.$2,000,000 or any larger
  integral multiple of
  Cdn.$100,000.

         "BA Rate  means, for any
  Interest Period for a BA Loan,
  the rate of interest per annum
  (rounded upwards, if necessary,
  to the next higher 1/100 of 1%)
  equal to the market bid rate
  determined by the Canadian
  Administrative Agent for
  banker's acceptances (with a
  tenor comparable to such
  Interest Period and in an amount
  comparable to the BA Loan of BA
  Canada for such Interest Period)
  accepted by BA Canada on the
  first day of such Interest
  Period.

         "Banks  means the financial
  institutions listed on the
  signature pages hereof as
  "Banks" and their respective
  successors and assigns.  The
  term Bank shall, whenever
  appropriate, include any branch
  or affiliate of a Bank which is
  acting as a Canadian Bank
  hereunder.

         "Bid  means one or more
  offers by any Bank to make one
  or more Bid Loans submitted in
  the manner provided in Section
  7.3 (in the case of Domestic Bid
  Loans) or 8.3 (in the case of
  G-7 Currency Bid Loans).

         "Bid Loan  means a Domestic
  Bid Loan or a G-7 Currency Bid
  Loan.

         "Bid Loan Request  means a
  request by a Borrower for Bids
  submitted in the manner provided
  in Section 7.1 (in the case of
  Bids for Domestic Bid Loans) or
  8.1 (in the case of Bids for G-7
  Currency Bid Loans).

         "BofA" means Bank of America
  National Trust and Savings
  Association.

         "Borrower  or "Borrowers
  means any one or more of
  Pentair, Inc., a Minnesota
  corporation, EuroPentair GmbH, a
  German limited liability
  company, and Pentair Canada, and
  their respective successors and
  permitted assigns.

         "Borrowing  means a borrowing
  of funds under Section 2.1,
  consisting of one or more Loans
  of the same type made at the
  same time.  Borrowings hereunder
  shall be in the form of U.S.
  Dollar Loans (pursuant to
  Article III hereof), G-7
  Currency Loans (pursuant to
  Article IV hereof), Overnight
  Loans (pursuant to Article V
  hereof), Canadian Loans
  (pursuant to Article VI hereof),
  Domestic Bid Loans (pursuant to
  Article VII hereof) or G-7
  Currency Bid Loans (pursuant to
  Article VIII hereof).

         "Business Day  means

  (i)  with respect
            to an Overnight
            Loan, any day
            except a Saturday,
            Sunday or other day
            on which commercial
            banks in
            Minneapolis,
            Minnesota are
            required or
            authorized by law
            to close; and

            (ii)  for any other
            purpose, any day
            except a Saturday,
            Sunday or other day
            on which commercial
            banks in New York
            City, Chicago,
            Illinois,
            Minneapolis,
            Minnesota and San
            Francisco,
            California (and, in
            the case of
            disbursements and
            payments in
            Canadian Dollars,
            in Toronto,
            Ontario) are
            required or
            authorized by law
            to close and (a) in
            the case of a
            Eurodollar Loan,
            G-7 Currency Loan
            or G-7 Currency Bid
            Loan, a day on
            which commercial
            banks are open for
            foreign exchange
            business in London,
            England, and (b) in
            the case of a G-7
            Currency Loan or
            G-7 Currency Bid
            Loan, a day on
            which dealings in
            the relevant G-7
            Currency are
            carried on in the
            applicable offshore
            foreign exchange
            interbank market in
            which disbursement
            or payment in such
            G-7 Currency will
            be made or received
            hereunder.

              "Canadian Administrative
  Agent  means BA Canada in its
  capacity as agent for the Banks
  hereunder in respect of Canadian
  Loans, and any successor thereto
  pursuant to Section 14.9.

         "Canadian Bank  means BofA
  and Morgan and any other Bank
  which, with the consent of the
  Borrowers and the Agents, agrees
  to become a Canadian Bank
  hereunder; provided that each
  such Bank shall designate a
  Canadian branch or affiliate of
  such Bank which will have all
  rights, and perform all
  obligations, of such Bank
  hereunder in respect of Canadian
  Loans, such designation to be
  made either (i) by causing such
  branch or affiliate to execute a
  signature page hereof or (ii) by
  written notice to Pentair and
  the Agents (including any notice
  changing the designation of such
  Bank's branch or affiliate which
  will act as a Canadian Bank
  hereunder); provided that no
  affiliate of a Bank may be so
  designated pursuant to clause
  (ii) unless such affiliate has
  executed an agreement
  satisfactory to Pentair and the
  Agents agreeing to become a
  party hereto.

         "Canadian Commitment  means
  Cdn. $40,000,000, as such amount
  may be revised from time to time
  pursuant to Section 2.8.  The
  Canadian Commitment is a subset
  of the Total Commitment and does
  not increase the total amount
  available for borrowing
  hereunder.

         "Canadian Dollars  and the
  sign "Cdn.$  mean lawful money of
  Canada.

         "Canadian Loan" means any
  Prime Loan, BA Loan or
  Eurodollar Loan made to Pentair
  Canada under Articles II and VI
  of this Agreement.  All Canadian
  Loans shall be made in Canadian
  Dollars.

         "Canadian Percentage  means,
  for any Bank, the percentage
  which such Bank's Commitment is
  of the aggregate amount of the
  Commitments of all Canadian
  Banks.  The Canadian Percentage
  for each Canadian Bank as of the
  date of this Agreement is set
  forth under the heading
  "Canadian Percentage  on Schedule
  1 opposite such Bank's name.

         "CD Base Rate  applicable to
  any Interest Period means the
  average rate per annum (rounded
  upwards, if necessary, to the
  next higher 1/100 of 1%) bid at
  10:00 A.M. (Chicago time) (or as
  soon thereafter as practicable)
  on the first day of such
  Interest Period offered by two
  or more New York or Chicago
  certificate of deposit dealers
  of recognized standing for the
  purchase at face value from the
  U.S. Dollar Administrative Agent
  of its certificates of deposit
  in an amount comparable to such
  Agent's portion of the principal
  amount of the CD Borrowing to
  which such Interest Period
  applies and having a maturity
  comparable to such Interest
  Period.

         "CD Loan  means an amount
  loaned to a Borrower under this
  Agreement bearing interest at
  the Fixed CD Rate for the
  applicable Interest Period
  pursuant to the applicable
  Notice of Borrowing.  Borrowings
  of CD Loans shall be in an
  aggregate principal amount of
  U.S.$1,000,000 or any larger
  integral multiple of
  U.S.$100,000.

         "CD Margin  means a
  percentage determined in
  accordance with the table below:


  Adjusted
  Debt to Total       CD
  Capital Ratio       Margin:

  .40 or less    .325 of 1%

  over .40 but
   not over .55       .400 of 1%

  over .55            .525 of 1%


         "CD Reserve Percentage  means
  for any day the maximum reserve
  percentage (expressed as a
  decimal, rounded upwards, if
  necessary, to the next higher
  1/100th of 1%), as determined by
  the U.S. Dollar Administrative
  Agent, in effect on such day
  (including any ordinary,
  marginal, emergency,
  supplemental, special and other
  reserve percentages), as
  prescribed by the Federal
  Reserve Board (or any successor)
  for determining the maximum
  reserves to be maintained by
  member banks of the Federal
  Reserve System with deposits
  exceeding $1,000,000,000 for new
  non-personal time deposits for a
  period comparable to the
  applicable Interest Period and
  in an amount of U.S. $100,000 or
  more.  The Fixed CD Rate shall
  be adjusted automatically on and
  as of the effective date of any
  change in the CD Reserve
  Percentage.

         "Code  means the Internal
  Revenue Code of 1986, as
  amended.

         "Commitment  means, with
  respect to any Bank, the amount
  set forth under the heading
  "Commitment" on Schedule 1
  opposite such Bank's name, as
  such amount may be revised from
  time to time pursuant to Section
  2.3(c), 2.8 or 15.6.

         "Commitment Percentage
  means, for any Bank, the
  percentage which such Bank's
  Commitment is of the Total
  Commitment.  The Commitment
  Percentage for each Bank as of
  the date of this Agreement is
  set forth under the heading
  "Commitment Percentage" on
  Schedule 1 opposite such Bank's
  name.

         "Computation Date  means each
  date on which an Agent
  determines the Equivalent Amount
  of any Loan or Letter of Credit
  Obligation pursuant to Section
  2.15.

         "Consolidated Cumulative Net
  Income  means the sum of the net
  income of Pentair and its
  Consolidated Subsidiaries for
  (i) the period from July 1, 1996
  through December 31, 1996; and
  (ii) each fiscal year of Pentair
  thereafter; provided that (x)
  net income for any period shall
  be added to Consolidated
  Cumulative Net Income only when
  such period is completed and (y)
  if net income for any period is
  not positive, such period shall
  be excluded in calculating
  Consolidated Cumulative Net
  Income.

         "Consolidated Debt  means, at
  any date, the Debt of Pentair
  and its Consolidated
  Subsidiaries, determined on a
  consolidated basis as of such
  date.

         "Consolidated Shareholders'
  Equity  means, at any date, the
  consolidated shareholders'
  equity of Pentair and its
  Consolidated Subsidiaries.

         "Consolidated Subsidiary
  means, at any date, any
  Subsidiary or other entity the
  accounts of which would be
  consolidated with those of
  Pentair in its consolidated
  financial statements as of such
  date.

         "Controlled Group  means all
  members of a controlled group of
  corporations and all trades or
  businesses (whether or not
  incorporated) under common
  control which, together with
  Pentair, are treated as a single
  employer under Sections 414(b)
  or 414(c) of the Code.

         "Daily Pricing Loan  means an
  amount loaned to Pentair under
  this Agreement bearing interest
  at the applicable Daily Pricing
  Rate for the applicable Interest
  Period pursuant to the
  applicable Notice of Borrowing.
  Daily Pricing Loans shall be in
  a principal amount of the lesser
  of either (ii) U.S.$1,000,000 or
  any larger integral multiple of
  U.S.$100,000 or (ii) the amount
  of any unused Overnight
  Commitment.

         "Daily Pricing Rate  means
  for any day a rate per annum
  (rounded upward, if necessary,
  to the nearest 1/16 of 1%)
  determined pursuant to the
  following formula, which rate
  shall continue in effect until
  the next succeeding Business
  Day:

  Daily Pricing Rate    =

          LIBO Rate
         1.00 - Eurocurrency
         Reserve Percentage


         plus 0.50%


         "Debt  of any Person means at
  any date, without duplication,
  (i) all obligations of such
  Person for borrowed money, (ii)
  all obligations of such Person
  evidenced by bonds, debentures,
  notes or other similar
  instruments, (iii) all
  obligations of such Person to
  pay the deferred purchase price
  of property or services, except
  trade accounts payable arising
  in the ordinary course of
  business, (iv) all obligations
  of such Person as lessee under
  capital leases, (v) all Debt of
  others secured by a Lien on any
  asset of such Person, whether or
  not such Debt is assumed by such
  Person, (vi) the amount of any
  proceeds of a Sale of
  Receivables less amounts
  collected on the receivables
  sold in such Sale of
  Receivables, (vii) all
  non-contingent reimbursement
  obligations of such Person under
  letters of credit, and (viii)
  all Debt (as defined above) of
  others Guaranteed by such
  Person.

         "Debt to Total Capital Ratio
  means the ratio obtained by
  dividing (i) Consolidated Debt
  by (ii) an amount equal to the
  sum of Consolidated Debt and
  Consolidated Shareholders'
  Equity.

         "Default  means any condition
  or event which constitutes an
  Event of Default or which with
  the giving of notice or lapse of
  time or both would, unless cured
  or waived, become an Event of
  Default.

         "Domestic Bid Loan  means a
  Domestic Margin Rate Bid Loan or
  an Absolute Rate Bid Loan.

         "Domestic Margin Bid  means
  the Margin specified in basis
  points with respect to a
  particular Interest Period in a
  Bid submitted in response to a
  Bid Loan Request for a Domestic
  Margin Rate Bid Loan.

         "Domestic Margin Bid Request
  means a Bid Loan Request
  requesting a Domestic Margin
  Bid.

         "Domestic Margin Rate Bid
  Loan  means an amount loaned to
  any of the Borrowers under this
  Agreement that bears interest by
  reference to a Margin Rate
  determined pursuant to
  Article VII.

         "Domestic Submission
  Deadline  has the meaning set
  forth in Section 7.3.

         "Environmental Claims  means
  all claims, however asserted, by
  any governmental authority or
  other Person alleging potential
  liability or responsibility for
  violation of any Environmental
  Law, or for release or injury to
  the environment.

         "Environmental Laws  means
  all federal, state and local
  laws, statutes, common law
  duties, rules, regulations,
  ordinances and codes, together
  with all administrative orders,
  directed duties, requests,
  licenses, authorizations and
  permits of, and agreements with,
  any judicial, regulating or
  other governmental authority, in
  each case relating to
  environmental, health, safety
  and land use matters.

         "Equivalent Amount  means, on
  any date, (a) in the case of any
  amount denominated in U.S.
  Dollars, such amount, (b) in the
  case of any amount denominated
  in Canadian Dollars which
  relates to Canadian Loans, the
  amount of U.S. Dollars into
  which such amount could be
  converted at the Canadian
  Administrative Agent's spot
  selling rate through its FX
  trading office at approximately
  10:00 a.m. (Chicago time) on
  such date, and (c) in the case
  of any amount denominated in a
  G-7 Currency (excluding any
  amount referred to in clause (b)
  above), the amount of U.S.
  Dollars into which such amount
  could be converted at the G-7
  Currency Administrative Agent's
  spot buying rate (based on the
  London interbank market rate
  then prevailing) as of
  approximately 11:00 a.m. (London
  time) three Business Days before
  such date.

         "ERISA  means the Employee
  Retirement Income Security Act
  of 1974, as amended, or any
  successor statute.

         "Eurocurrency Margin  means a
  percentage determined in
  accordance with the table below:

  Adjusted
  Debt to Total       Eurocurrency
  Capital Ratio       Margin:

  .40 or less    .200 of 1%

  over .40 but
   not over .55       .275 of 1%

  over .55            .400 of 1%

         "Eurocurrency Reserve
  Percentage  means, for any day
  for any Eurodollar Loan or G-7
  Currency Loan (or for any
  overdue G-7 Currency Bid Loan),
  the percentage (expressed as a
  decimal and rounded upward, if
  necessary, to an integral
  multiple of 1/100 of 1%) in
  effect on such day, as
  prescribed by the Board of
  Governors of the Federal Reserve
  System (or any successor), for
  determining the aggregate
  maximum reserve requirements
  (including, without limitation,
  any emergency, supplemental,
  marginal and other reserve
  requirements and taking into
  account any transitional
  adjustments or other scheduled
  changes in reserve requirements)
  for the applicable Agent in
  respect of new deposits in the
  applicable currency having a
  maturity comparable to the
  Interest Period for such Loan
  and in an Equivalent Amount of
  U.S.$100,000 or more.

         "Eurodollar Loan  means an
  amount loaned to any of the
  Borrowers under this Agreement
  bearing interest at the Fixed
  Eurodollar Rate for the
  applicable Interest Period
  pursuant to the applicable
  Notice of Borrowing.  Borrowings
  of Eurodollar Loans shall be in
  an aggregate principal amount of
  U.S.$2,000,000 or any larger
  integral multiple of
  U.S.$100,000.

         "Event of Default  has the
  meaning set forth in Section
  13.1.

         "Expense Ratio  has the
  meaning set forth in Section
  12.4.

         "Facility Fee  has the
  meaning set forth in Section
  2.6.

         "Federal Funds Effective
  Rate  means, for any day, an
  interest rate per annum equal to
  the weighted average of the
  rates on overnight Federal funds
  transactions with members of the
  Federal Reserve System arranged
  by Federal funds brokers, as
  published for such day by the
  Federal Reserve Bank of New
  York, or, if such rate is not so
  published for any day which is a
  Business Day, the average of the
  quotations for such day on such
  transactions received by BofA
  from three Federal funds brokers
  of recognized standing selected
  by it.  In the case of a day
  which is not a Business Day, the
  Federal Funds Effective Rate for
  such day shall be the Federal
  Funds Effective Rate for the
  next preceding Business Day.

         "First Bank  means First Bank
  National Association.

         "Fixed BA Rate  means, for
  any BA Loan, a rate per annum
  equal to the sum of the BA Rate
  for such Loan plus the
  Eurocurrency Margin.

         "Fixed CD Rate  means, for
  any CD Loan, a rate per annum
  equal to the sum of the
  applicable Adjusted CD Rate plus
  the CD Margin.  The Adjusted CD
  Rate and, therefore, the Fixed
  CD Rate shall be adjusted
  automatically on and as of the
  effective date of any change in
  the CD Reserve Percentage or the
  CD Margin.

         The following example will
  illustrate the calculation of a
  Fixed CD Rate.  Assuming a CD
  Base Rate for a 30-day Interest
  Period of 5.27%, a CD Reserve
  Percentage of 0%, an Assessment
  Rate of 0%, and a CD Margin of
  .325 of 1%, the Fixed CD Rate
  would equal:

  .0527
  -----------    + 0 + .00325 =
  1.00 - 0

  .05595 = 5.60%


         "Fixed Eurodollar Rate
  means, for any Eurodollar Loan,
  a rate per annum equal to the
  sum of (a) the quotient obtained
  (rounded upwards, if necessary,
  to the next higher 1/100 of 1%)
  by dividing (i) the applicable
  Interbank Offered Rate by
  (ii) 1.00 minus the Eurocurrency
  Reserve Percentage, plus (b) the
  Eurocurrency Margin.  The Fixed
  Eurodollar Rate shall be
  adjusted automatically on and as
  of the effective date of any
  change in the Eurocurrency
  Reserve Percentage or the
  Eurocurrency Margin.

         The following example will
  illustrate the calculation of a
  Fixed Eurodollar Rate.  Assuming
  an Interbank Offered Rate for a
  one month Interest Period of
  5.375%, a Eurocurrency Reserve
  Percentage of 0%, and a
  Eurocurrency Margin of .200 of
  1%, the Fixed Eurodollar Rate
  would equal:

  .05375
  -----------  + .00200 = .05575
  1.00 - 0


  = 5.58%


         "Fixed G-7 Rate  means, for
  any G-7 Currency Loan, a rate
  per annum equal to the sum of
  (a) the quotient obtained
  (rounded upwards, if necessary,
  to the next higher 1/100 of 1%)
  by dividing (i) the applicable
  Interbank Offered Rate by (ii)
  1.00 minus the Eurocurrency
  Reserve Percentage plus (b) the
  Eurocurrency Margin.  The Fixed
  G-7 Rate shall be adjusted
  automatically on and as of the
  effective date of any change in
  the Eurocurrency Reserve
  Percentage or the Eurocurrency
  Margin.

         The following example will
  illustrate the calculation of a
  Fixed G-7 Rate.  Assuming an
  Interbank Offered Rate for a one
  month Interest Period of 3%, a
  Eurocurrency Reserve Percentage
  of 0%, and a Eurocurrency Margin
  of .200 of 1%, the Fixed G-7
  Rate would equal:

     .03
  -----------  + .00200 = .03200 =
  1.00 - 0

  3.2%


         "Fixed Rate Loans  means CD
  Loans, Eurodollar Loans, G-7
  Currency Loans and BA Loans.

         "Funding Date  means any day
  designated by a Borrower as the
  Business Day on which a Bid Loan
  shall, subject to the terms and
  conditions hereof, be made by
  any Bank.

         "G-7 Currency  means any of
  German Deutschmarks, French
  Francs, British Pounds Sterling,
  Japanese Yen, Canadian Dollars
  or Italian Lira.

         "G-7 Currency Administrative
  Agent  means Morgan in its
  capacity as agent for the Banks
  hereunder with respect to
  Borrowings denominated in G-7
  Currencies, and any successor
  thereto pursuant to Section
  14.9.

         "G-7 Currency Bid" means the
  Margin specified in basis points
  with respect to a particular
  Interest Period in a Bid
  submitted in response to a Bid
  Loan Request for a G-7 Currency
  Bid Loan.

         "G-7 Currency Bid Loan  means
  an amount loaned to any of the
  Borrowers in a G-7 Currency
  under this Agreement that bears
  interest at a rate determined
  pursuant to Article VIII.

         "G-7 Currency Letters of
  Credit  has the meaning set
  forth in Section 9.1.

         "G-7 Currency Loan  means an
  amount loaned to any of the
  Borrowers under this Agreement
  bearing interest at the Fixed
  G-7 Rate for the applicable
  Interest Period pursuant to the
  applicable Notice of Borrowing;
  provided that Canadian Loans
  shall not be G-7 Currency Loans.
  Borrowings of G-7 Currency Loans
  shall be in an aggregate
  Equivalent Amount of at least
  U.S. $2,000,000 and an integral
  multiple of 100,000 units of the
  applicable G-7 Currency.

         "G-7 Currency Submission
  Deadline  has the meaning set
  forth in Section 8.3.

         "Guarantee  by any Person
  means any obligation, contingent
  or otherwise, of such Person
  directly or indirectly
  guaranteeing any Debt of any
  other Person or in any manner
  providing for the payment of any
  Debt of any other Person or
  otherwise protecting the holder
  of such Debt against loss
  (whether by agreement to
  keep-well, to purchase assets,
  goods, securities, services, or
  to take-or-pay or otherwise);
  provided that the term Guarantee
  shall not include endorsements
  for collection or deposit in the
  ordinary course of business or
  amounts due contingently or
  otherwise with respect to
  obligations of Lake Superior
  Paper Industries, a former joint
  venture of Pentair, or Flambeau
  Paper Corp., a former subsidiary
  of Pentair.  The term
  "Guarantee" used as a verb has a
  correlative meaning.

         "Guarantor  means Pentair, in
  its capacity as guarantor of
  Loans and Letter of Credit
  Obligations of any other
  Borrower pursuant to Article XVI
  hereof.

         "Interbank Offered Rate
  means, with respect to each
  Interest Period:

         (i)  in the case of a
       Loan denominated in U.S.
       Dollars or a Canadian
       Loan, the average rate per
       annum (rounded upwards, if
       necessary, to the next
       higher 1/100 of 1%)
       determined by the
       applicable Agent at which
       deposits in U.S. Dollars
       or Canadian Dollars, as
       applicable, are offered to
       BofA or BA Canada, as
       applicable, by major banks
       in the interbank
       eurocurrency market at
       approximately 10:00 a.m.
       (Chicago time), or as soon
       thereafter as practicable,
       two Business Days before
       the first day of such
       Interest Period in an
       amount approximately equal
       to BofA's or BA Canada's
       portion of the principal
       amount of the Borrowing to
       which such Interest Period
       is to apply (or, in the
       case of a Domestic Margin
       Rate Bid Loan, in an
       amount equal to the
       largest Domestic Margin
       Rate Bid Loan to be made
       by any Bank as part of
       such Borrowing) and for a
       period of time comparable
       to such Interest Period;
       and

         (ii) in the case of a
       Loan denominated in a G-7
       Currency, (x) the per
       annum rate for deposits in
       the relevant G-7 Currency
       for a period of time
       comparable to such
       Interest Period which
       appears on Telerate Page
       3740 or 3750, whichever is
       applicable, at
       approximately 11:00 a.m.
       (London time) two Business
       Days before the first day
       of such Interest Period or
       (y) if such rate does not
       appear on Telerate Page
       3740 or 3750 on such day,
       the average rate per annum
       (rounded upwards, if
       necessary, to the next
       higher 1/100 of 1%)
       determined by the G-7
       Currency Administrative
       Agent at which deposits in
       such G-7 Currency are
       offered to the G-7
       Currency Administrative
       Agent by major banks in
       the London interbank
       market at approximately
       11:00 a.m. (London time)
       two Business Days before
       the first day of such
       Interest Period in an
       amount approximately equal
       to the G-7 Currency
       Administrative Agent's
       portion of the principal
       amount of the Borrowing to
       which such Interest Period
       is to apply (or, in the
       case of a G-7 Currency Bid
       Loan, in an amount equal
       to the largest G-7
       Currency Bid Loan to be
       made by any Bank as part
       of such Borrowing) and for
       a period of time
       comparable to such
       Interest Period.

         The references to Telerate
  Page 3740 or 3750 in this
  definition shall be construed to
  be a reference to the relevant
  page on the Telerate service or
  any other service that may be
  designated by the British
  Bankers' Association as the
  information vendor for the
  purpose of displaying British
  Bankers' Association Interest
  Settlement Rates for the
  relevant G-7 Currency.
         "Interest Expense  means, for
  any period, the sum, without
  duplication, of the consolidated
  interest expense of Pentair and
  its Consolidated Subsidiaries
  for such period.

         "Interest Period  means:

         (i)  with respect to
       each Reference Loan or
       Prime Loan: a period
       commencing on the date of
       such Loan and ending on
       the Termination Date,
       provided that any Interest
       Period which would
       otherwise end on a day
       which is not a Business
       Day shall be extended to
       the next succeeding
       Business Day.

         (ii) with respect to
       each CD or BA Loan:  the
       period commencing on the
       date of such Loan and
       ending 30, 60, 90 or 180
       days thereafter, as the
       applicable Borrower may
       elect in the applicable
       Notice of Borrowing,
       provided that any Interest
       Period which would
       otherwise end on a day
       which is not a Business
       Day shall be extended to
       the next succeeding
       Business Day.

         (iii)     with respect to
       each Eurodollar Loan, G-7
       Currency Loan, Domestic
       Margin Rate Bid Loan or
       G-7 Currency Bid Loan:
       the period commencing on
       the date of such Loan and
       ending one, two, three or
       six months thereafter, as
       the applicable Borrower
       may elect in the
       applicable Notice of
       Borrowing, provided that:

         (A)  any
            Interest Period
            which would
            otherwise end on a
            day which is not a
            Business Day shall
            be extended to the
            next succeeding
            Business Day unless
            such Business Day
            falls in another
            calendar month, in
            which case such
            Interest Period
            shall end on the
            next preceding
            Business Day; and

              (B)  any
            Interest Period
            which begins on the
            last Business Day
            of a calendar month
            (or on a day for
            which there is no
            numerically
            corresponding day
            in the calendar
            month at the end of
            such Interest
            Period) shall end
            on the last
            Business Day of a
            calendar month.

              (iv) with respect to
       each Absolute Rate Bid
       Loan:  the period
       commencing on the date of
       such Loan and ending not
       less than 7 or more than
       180 days thereafter, as
       the applicable Borrower
       may elect in the
       applicable Notice of
       Borrowing, provided that
       any Interest Period which
       would otherwise end on a
       day which is not a
       Business Day shall be
       extended to the next
       succeeding Business Day.

         (v)  with respect to
       each Daily Pricing Loan: a
       period commencing on the
       date of such Loan and
       ending five (5) Business
       Days thereafter.

         "Issuing Bank  shall mean any
  of the Banks in its capacity as
  issuer of one or more Letters of
  Credit.  If any letter of credit
  shall be issued by any other
  issuer, but confirmed by any
  Bank, such Bank shall be deemed
  to be the Issuing Bank with
  respect to such letter of
  credit.

         "Lending Office  means, as to
  each Bank, any office, branch or
  affiliate of such Bank which
  shall be making or maintaining
  any Loan.

         "Letters of Credit  shall
  have the meaning set forth in
  Section 9.1, and shall include
  specifically any standby letter
  of credit issued by another
  issuer but which is confirmed by
  an Issuing Bank.

  "Letter of Credit
       Agreements  shall have the
       meaning set forth in
       Section 9.6.

         "Letter of Credit
  Obligations  shall mean the
  aggregate amount of all possible
  drawings under all Letters of
  Credit plus all amounts drawn
  under any Letter of Credit and
  not reimbursed by the Borrower
  under the applicable Letter of
  Credit Agreement.

         "LIBO Rate  means the offered
  rate for deposits in U.S.
  Dollars (rounded upwards, if
  necessary, to the nearest 1/16
  of 1%), for delivery of such
  deposits on such day, for an
  interest period of one month,
  which appears on the Reuters
  Screen LIBO Page as of the time
  selected by the Overnight Bank
  on such day.  If at least two
  rates appear on the Reuters
  Screen LIBO Page, the rate shall
  be the arithmetic mean of such
  rates (rounded as provided
  above).  If fewer than two rates
  appear, the rate may be
  determined by the Overnight Bank
  based on other services selected
  for such purpose by the
  Overnight Bank or based on rates
  offered to the Overnight Bank
  for U.S. Dollar deposits in the
  interbank Eurodollar market.
  "Reuters Screen LIBO Page  for
  the purpose of this definition
  means the display designated as
  page "LIBO  on the Reuters
  Monitor Money Rates Service (or
  such other page as may replace
  the LIBO Page on that service
  for the purpose of displaying
  London interbank offered rates
  of major banks for U.S. Dollar
  deposits).

         "Lien  means, with respect to
  any asset, any mortgage, lien,
  pledge, charge, security
  interest or encumbrance of any
  kind in respect of such asset.
  For the purposes of this
  Agreement, a Borrower or any
  Subsidiary thereof shall be
  deemed to own subject to a Lien
  any asset which it has acquired
  or holds subject to the interest
  of a vendor or lessor under any
  conditional sale agreement,
  capital lease or other title
  retention agreement relating to
  such asset.

         "Loan  or "Loans  means one or
  more Loans to be made by a Bank
  pursuant to Article II,
  consisting of U.S. Dollar Loans
  (which may be Reference Loans,
  CD Loans, or Eurodollar Loans),
  G-7 Currency Loans, Overnight
  Loans (which may be Reference
  Loans or Daily Pricing Loans),
  Canadian Loans (which may be
  Prime Loans, BA Loans or
  Eurodollar Loans) or Bid Loans.
  Because each Bank's
  participation interest in each
  Letter of Credit represents an
  extension of credit hereunder,
  whether or not drawings have
  occurred under any such Letter
  of Credit, the term "Loan  shall
  also include, for purposes of
  utilization of the Commitments,
  reduction of the Commitments
  under Section 2.8 and all other
  purposes hereunder, the
  participation interest of each
  Bank in each Letter of Credit.

         "Majority Canadian Banks
  means any group of two or more
  Canadian Banks having total
  Canadian Percentages of more
  than 50%.

         "Margin  means the margin,
  rounded to the nearest 1/100 of
  1%, above or, if a negative
  number, below the applicable
  Interbank Offered Rate for a
  particular Interest Period and
  for a particular Domestic Margin
  Rate Bid Loan amount or G-7
  Currency Bid Loan amount, as the
  case may be.

         "Margin Rate  for a Domestic
  Margin Rate Bid Loan or a G-7
  Currency Bid Loan means the rate
  of interest per annum determined
  for such Bid Loan pursuant to
  Section 7.8(b) or 8.8, as
  applicable.

         "Material Subsidiary  means
  (a) each Borrower other than
  Pentair and (b) each other
  Subsidiary of Pentair that at
  the time of determination
  constitutes a "significant
  subsidiary" (as such term is
  defined in Regulation S-X of the
  Securities and Exchange
  Commission as in effect on the
  date of this Agreement).

         "Maximum Offer  means the
  maximum aggregate amount of Bid
  Loans for all Interest Periods
  which are offered by a Bank
  pursuant to a particular Bid.

         "Maximum Request  means the
  maximum aggregate amount of Bid
  Loans requested by a Borrower
  for all Interest Periods in a
  single Bid Loan Request pursuant
  to Section 7.1 or 8.1 (which
  amount shall not be greater than
  the amount permitted by Section
  7.2 or 8.2, as the case may be).

         "Morgan" means Morgan
  Guaranty Trust Company of New
  York.

         "Non-Canadian Bank  has the
  meaning set forth in Section
  6.5(a).

         "Notes  means the promissory
  notes of the Borrowers in the
  form of Exhibit A, evidencing
  Loans hereunder.  Because each
  Bank's participation interest in
  each Letter of Credit represents
  an extension of credit
  hereunder, whether or not
  drawings have occurred under any
  such Letter of Credit, each
  Bank's participation interest
  therein shall be deemed the
  holding of a Note hereunder for
  purposes of this Agreement
  (including without limitation
  Section 2.13), whether or not a
  Loan is deemed to be made to
  fund drawings thereunder as
  contemplated by Section 9.4.

         "Notice of Borrowing  means a
  notice complying with the
  requirements of Section 3.1 with
  respect to a U.S. Dollar Loan,
  Section 4.1 with respect to a
  G-7 Currency Loan, Section 5.1
  with respect to an Overnight
  Loan, Section 6.1 with respect
  to Canadian Loans or a notice
  accepting one or more Bids
  pursuant to Section 7.4 or 8.4.

         "Overnight Administrative
  Agent  means First Bank in its
  capacity as agent with respect
  to Overnight Loans, and any
  successor thereto pursuant to
  Section 14.9.

         "Overnight Bank  means First
  Bank in its capacity as lender
  under the Overnight Commitment.

         "Overnight Commitment  means
  U.S.$25,000,000, as such amount
  may be revised from time to time
  pursuant to Section 2.8.  The
  Overnight Commitment is a subset
  of the Total Commitment and does
  not increase the total amount
  available for borrowing
  hereunder.

         "Overnight Loan  means any
  Reference Loan or Daily Pricing
  Loan made under Articles II and
  V of this Agreement.

         "Participant  has the meaning
  set forth in Section 15.6(d).

         "Payment Office  means, in
  the case of each of the U.S.
  Dollar Administrative Agent, the
  G-7 Currency Administrative
  Agent, the Overnight Bank and
  the Canadian Administrative
  Agent, the office or account of
  such entity through which
  payments are to be made and
  received hereunder, as notified
  to the Borrowers and the Banks
  from time to time (it being
  understood that an Agent may
  designate different offices for
  different types of Loans and/or
  different currencies).

         "Payment Sharing Notice
  means a written notice from any
  Bank to the Agents and Pentair
  (i) advising them that an Event
  of Default has occurred and is
  continuing and (ii) directing
  the Agents to allocate all
  payments and other recoveries
  received from or on behalf of
  the Borrowers in accordance with
  Section 2.18(b).

         "PBGC  means the Pension
  Benefit Guaranty Corporation or
  any entity succeeding to any or
  all of its functions under
  ERISA.

         "Pentair  means Pentair,
  Inc., acting as a separate
  Borrower (or as Guarantor)
  hereunder, and, as the context
  demands, acting as the agent for
  any other Borrowers for
  administrative purposes as
  provided for in Section 15.9
  hereof.

         "Pentair Canada  means
  Pentair Canada, Inc., an
  Ontario, Canada corporation.

         "Person  means an individual,
  a corporation, a partnership, an
  association, a trust or any
  other entity or organization,
  including a government or
  political subdivision or an
  agency or instrumentality
  thereof.

         "Plan  means at any time an
  employee pension benefit plan
  which is covered by Title IV of
  ERISA or subject to the minimum
  funding standards under Section
  412 of the Code and is either
  (i) maintained by any Borrower
  or any member of the Controlled
  Group for employees of such
  Borrower or any member of the
  Controlled Group or (ii)
  maintained pursuant to a
  collective bargaining agreement
  or any other arrangement under
  which more than one employer
  makes contributions and to which
  any Borrower or any member of
  the Controlled Group is then
  making or accruing an obligation
  to make contributions or has
  within the preceding five plan
  years made contributions.

         "Prime Loan  means an amount
  loaned to Pentair Canada under
  this Agreement bearing interest
  at the Prime Rate.  Borrowings
  of Prime Loans shall be in an
  aggregate principal amount of
  Cdn.$1,000,000 or any larger
  integral multiple of
  Cdn.$100,000.

         "Prime Rate  means, for any
  Prime Loan, for any day, the per
  annum rate of interest in effect
  for such day as publicly
  announced from time to time by
  BA Canada in Toronto, Ontario as
  its "prime rate.
         "Prior Agreements  has the
  meaning set forth in Section
  10.3.

         "Reference Loan  means an
  amount loaned to any of the
  Borrowers under this Agreement
  bearing interest at the
  applicable Reference Rate.
  Borrowings of Reference Loans
  shall be in an aggregate
  principal amount of the lesser
  of (ii) U.S.$1,000,000 or any
  larger integral multiple of
  U.S.$100,000 or (ii) the unused
  amount of the Total Commitment
  or the Overnight Commitment, as
  the case may be.

         "Reference Rate  means, for
  any Reference Loan made by the
  Overnight Bank as an Overnight
  Loan, the rate publicly
  announced from time to time by
  such bank as its reference rate,
  which rate may be at, above or
  below the rate or rates at which
  such bank lends to other
  Persons.  "Reference Rate  means,
  for any other Reference Loan or
  for any other purpose herein,
  for any day, a fluctuating rate
  per annum equal to the greater
  of (1) the rate of interest then
  most recently announced by BofA
  at San Francisco, California, as
  its reference rate, or (2) a
  rate per annum (rounded upward
  to the next highest 1/8 of 1% if
  not already an integral multiple
  of 1/8 of 1%) equal to the
  Federal Funds Effective Rate in
  effect on such day plus 1/2% of
  1%.  If for any reason BofA
  shall have determined (which
  determination shall be
  conclusive in the absence of
  manifest error) that it is
  unable to ascertain the Federal
  Funds Effective Rate for any
  reason (including, without
  limitation, the inability or
  failure of BofA to obtain
  sufficient bids or publications
  in accordance with the terms
  hereof), the Reference Rate
  shall be the rate referred to in
  clause (1) until the
  circumstances giving rise to
  such inability no longer exist.

         For purposes of this
  Agreement and the Notes, each
  change in the Reference Rate due
  to a change in the Federal Funds
  Effective Rate shall take effect
  on the effective date of such
  change in the Federal Funds
  Effective Rate.

         "Refinancing Loan  means a
  U.S. Dollar Loan, a G-7 Currency
  Loan, an Overnight Loan or a
  Canadian Loan made by a Bank
  with respect to which, after
  giving effect to such Loan and
  the application of the proceeds
  thereof, no increase results in
  the aggregate outstanding
  principal amount of all U.S.
  Dollar Loans, G-7 Currency
  Loans, Overnight Loans or
  Canadian Loans, as the case may
  be, made by such Bank.

         "Regulatory Change  means,
  after the date hereof, the
  adoption of any applicable law,
  rule or regulation, or any
  change therein, or any change in
  the interpretation or
  administration thereof by any
  governmental authority, central
  bank or comparable agency
  charged with the interpretation
  or administration thereof or
  compliance by any Bank with any
  request or directive (whether or
  not having the force of law) of
  any such authority, central bank
  or comparable agency.

         "Required Banks  means at any
  time Banks having at least
  66-2/3% of the aggregate amount
  of the Commitments or, if the
  Commitments shall have been
  terminated, holding at least
  66-2/3% of the aggregate
  Equivalent Amount of all Loans
  outstanding.

         "Sale of Receivables  means a
  sale by Pentair or a
  Consolidated Subsidiary, with or
  without recourse or discount, of
  an interest in trade receivables
  of Pentair or a Consolidated
  Subsidiary pursuant to a
  receivables purchase program or
  a loan secured by such
  receivables.

         "Subsidiary  means any
  corporation or other entity of
  which securities or other
  ownership interests having
  ordinary voting power to elect a
  majority of the board of
  directors or other persons
  performing similar functions are
  at the time directly or
  indirectly owned by Pentair.

         "Taxes  has the meaning set
  forth in Section 2.16.

         "Termination Date  means June
  30, 2001 (or if such date is not
  a Business Day, the next
  succeeding day which is a
  Business Day), as the same may
  be extended pursuant to Section
  2.3, or such earlier date on
  which the Commitments are
  terminated pursuant to Section
  13.1.

         "Total Commitment  shall mean
  the aggregate amount of the
  Commitments of the Banks.

         "Unfunded Vested Liabilities
  means, with respect to any Plan
  at any time, the amount (if any)
  by which (i) the present value
  of all vested nonforfeitable
  benefits under such Plan exceeds
  (ii) the fair market value of
  all Plan assets allocable to
  such benefits, all determined as
  of the then most recent
  valuation date for such Plan,
  but only to the extent that such
  excess represents a potential
  liability of Pentair or any
  member of the Controlled Group
  to the PBGC or the Plan under
  Title IV of ERISA.

         "U.S. Dollar Administrative
  Agent  means BofA in its
  capacity as agent for the Banks
  hereunder with respect to U.S.
  Dollar Loans, and any successor
  thereto pursuant to Section
  14.9.

         "U.S. Dollar Letters of
  Credit  has the meaning set
  forth in Section 9.1.

         "U.S. Dollar Loans  means any
  Reference Loan, CD Loan or
  Eurodollar Loan made under
  Articles II and III of this
  Agreement.

         "U.S. Dollars  and the sign
  "U.S.$  mean lawful money of the
  United States of America.

  SECTION 1.2  Accounting
  Terms and Determinations.
  Unless otherwise specified
  herein, all accounting terms
  used herein shall be
  interpreted, all accounting
  determinations hereunder shall
  be made, and all financial
  statements required to be
  delivered hereunder shall be
  prepared in accordance with
  generally accepted accounting
  principles as in effect for U.S.
  domiciled companies from time to
  time, applied on a basis
  consistent (except for changes
  approved by Pentair's
  independent public accountants)
  with the most recent audited
  consolidated financial
  statements of Pentair and its
  Consolidated Subsidiaries
  delivered to the Banks; provided
  that if Pentair notifies the
  U.S. Dollar Administrative Agent
  that Pentair desires to amend
  any covenant in Article XII (or
  any related definition) to
  eliminate the effect of any
  change in generally accepted
  accounting principles on the
  operation of such covenant (or
  such definition), or the U.S.
  Dollar Administrative Agent
  notifies Pentair that the
  Required Banks wish to amend any
  such covenant (or any such
  definition) for such purpose,
  then Pentair's compliance with
  such covenant shall be
  determined (or such definition
  shall be interpreted) on the
  basis of generally accepted
  accounting principles in effect
  immediately before such change
  became effective, until either
  such notice is withdrawn or such
  covenant (or such definition) is
  amended in a manner satisfactory
  to Pentair and the Required
  Banks.  For Borrowers who are
  domiciled outside the United
  States, financial statements
  provided hereunder pursuant to
  Section 12.1(k) shall have been
  prepared in accordance with
  generally accepted accounting
  principles as in effect from
  time to time for the
  jurisdictions in which they are
  domiciled, which financial
  statements may, however, be
  conformed to the accounting
  treatment specified in the
  preceding sentence.


         ARTICLE II

  LOANS AND ADMINISTRATION

                   SECTION 2.1  Application of
  Articles II through IX.  The
  provisions of this Article II
  shall apply to all Loans made by
  the Banks hereunder.  In
  addition, the provisions of
  Article III shall apply to U.S.
  Dollar Loans; the provisions of
  Article IV shall apply to G-7
  Currency Loans; the provisions
  of Article V shall apply to
  Overnight Loans; the provisions
  of Article VI shall apply to
  Canadian Loans; the provisions
  of Article VII shall apply to
  Domestic Bid Loans; the
  provisions of Article VIII shall
  apply to G-7 Currency Bid Loans;
  and the provisions of Article IX
  shall apply to Letters of
  Credit.  The Borrowers shall
  have the sole discretion,
  exercisable without limitation,
  to determine whether and which
  kinds or types of Loans to
  obtain under this Agreement,
  without regard to which Banks or
  which Agents may be requested to
  participate as a result of the
  exercise of that discretion.

         SECTION 2.2  Commitments to
  Lend.

         (a)  During the term
       hereof until the
       Termination Date, each
       Bank severally agrees, on
       the terms and conditions
       set forth in this
       Agreement, to make Loans
       to the Borrowers, or to
       permit an Issuing Bank to
       issue Letters of Credit
       for or on behalf of the
       Borrowers, from time to
       time in Equivalent Amounts
       not to exceed in the
       aggregate at any one time
       outstanding (excluding, in
       the case of the Overnight
       Bank, the Overnight Loans)
       the amount of its
       Commitment (and, as more
       fully set forth in Section
       6.5 and 6.6, each
       Non-Canadian Bank agrees
       to purchase participations
       in Canadian Loans).

         (b)  During the term
       hereof until the
       Termination Date, (i) the
       Overnight Bank severally
       agrees, on the terms and
       conditions set forth in
       this Agreement, to make
       Overnight Loans to
       Pentair, from time to time
       in amounts not to exceed
       in the aggregate at any
       one time outstanding the
       amount of the Overnight
       Commitment and (ii) each
       other Bank agrees to fund
       its pro rata share of, or
       purchase a participation
       in, each Overnight Loan
       under the circumstances,
       and as more fully set
       forth in, Sections 5.5,
       5.6 and 5.7.  Only Pentair
       may be the Borrower of an
       Overnight Loan.

         (c)  Each Borrowing
       or Letter of Credit
       Obligation denominated in
       a G-7 Currency shall be
       deemed a utilization of
       the Commitments in an
       amount equal to the
       Equivalent Amount thereof
       as determined from time to
       time pursuant to Section
       2.15(a).

         (d)  With the
       exception of Overnight
       Loans described in Article
       V hereof and Bid Loans
       described in Articles VII
       and VIII hereof, each
       Borrowing shall be made
       from the several Banks
       ratably in proportion to
       their respective
       Commitment Percentages;
       provided that Borrowings
       of Canadian Loans shall be
       made from the several
       Canadian Banks ratably in
       accordance with their
       Canadian Percentages.

         (e)  At no time shall
       the sum of the principal
       Equivalent Amount of all
       Loans and Letter of Credit
       Obligations exceed the
       Total Commitment; at no
       time shall the principal
       Equivalent Amount of all
       Canadian Loans exceed the
       Canadian Commitment; and
       at no time shall the
       principal amount of all
       Overnight Loans exceed the
       Overnight Commitment.

         (f)  At no time shall
       the sum of the principal
       amount of all U.S. Dollar
       Loans plus the principal
       amount of all Domestic Bid
       Loans plus the amount of
       all Letter of Credit
       Obligations with respect
       to U.S. Dollar Letters of
       Credit plus the principal
       Equivalent Amount of all
       Canadian Loans (determined
       as of the most recent
       applicable Computation
       Date) plus the principal
       amount of all Overnight
       Loans exceed the North
       American Sublimit (and
       each of the U.S. Dollar
       Administrative Agent, the
       Overnight Administrative
       Agent and the Canadian
       Administrative Agent
       agrees that it will,
       promptly upon the request
       of any other Agent,
       provide such other Agent
       with a calculation of the
       outstanding Equivalent
       Amount of all Loans and
       Letter of Credit
       Obligations administered
       by such Agent).  At no
       time shall the sum of the
       principal Equivalent
       Amount of all G-7 Currency
       Loans plus the principal
       Equivalent Amount of all
       G-7 Currency Bid Loans
       plus the Equivalent Amount
       of all Letter of Credit
       Obligations with respect
       to G-7 Currency Letters of
       Credit, in each case
       determined as of the most
       recent applicable
       Computation Date, exceed
       the G-7 Currency Sublimit.
       For purposes of the
       foregoing, (i) the North
       American Sublimit shall
       initially be
       U.S.$150,000,000, (ii) the
       G-7 Currency Sublimit
       shall initially be
       U.S.$125,000,000 and
       (iii) subject to the first
       two sentences of this
       clause (f), Pentair may
       from time to time change
       the amount of each such
       Sublimit by giving notice
       of such change to the
       Agents (which notice shall
       specify the effective date
       of such change); provided
       that (x) any such change
       shall become effective
       only upon receipt by all
       of the Agents of such
       notice; (y) each such
       Sublimit shall at all
       times be an integral
       multiple of
       U.S.$1,000,000; and (z)
       the total of such
       Sublimits shall at all
       times be equal to the
       Total Commitment.

       Within the foregoing limits, the
  Borrowers may borrow under this
  Section 2.2, repay Loans under
  Section 2.4, and reborrow at any
  time during the term hereof.

         SECTION 2.3  Extension of
  Termination Date.  On or not
  more than 30 days before May 1,
  1998, and on or not more than 30
  days before May 1 of every
  second year thereafter, Pentair
  may, by written notice to each
  Bank (with copies to the
  Agents), request that the
  Termination Date be extended for
  an additional two years,
  effective as of the following
  June 30; provided, however, that
  no such request will be
  considered if the Termination
  Date was not extended upon any
  previous request.  The Banks
  will indicate their acceptance
  or rejection of any requested
  extension as follows:

         (a)  If all Banks
       notify Pentair (with
       copies to the Agents) in
       writing within 30 days
       after receipt of notice of
       a requested extension of
       their acceptance of the
       requested extension, the
       extension shall be deemed
       to have been granted.

         (b)  If Banks which
       hold in the aggregate less
       than one-third of the
       outstanding Commitments of
       all of the Banks notify
       Pentair (with copies to
       the Agents) in writing
       within 30 days after
       receipt of notice of a
       requested extension that
       they consent to the
       requested extension, the
       extension shall be deemed
       to have been rejected.

         (c)  If Banks which
       hold in the aggregate
       one-third or more but less
       than all of the
       outstanding Commitments of
       all of the Banks notify
       Pentair (with copies to
       the Agents) in writing
       within 30 days after
       receipt of notice of a
       requested extension that
       they consent to the
       requested extension, the
       extension shall be deemed
       to have been rejected
       unless the Banks which
       consented to the requested
       extension, or any
       combination of the
       consenting Banks, agree,
       within 15 days after
       receipt from Pentair of
       written notice that one or
       more Banks have consented
       to the extension, to
       increase their
       Commitment(s) by the
       amount of the aggregate
       Commitments of the
       non-consenting Banks.  If
       the consenting Banks, or
       any combination of them,
       agree to increase their
       Commitments by the
       aggregate amount of the
       Commitments of the
       non-consenting Banks, the
       requested extension shall
       be deemed to have been
       granted and the
       Commitments of the Banks
       altered as follows:

         (1)  If only
            one Bank agrees to
            increase its
            Commitment, the
            Commitment of such
            Bank shall be
            increased as of the
            effective date of
            the extension by
            the amount of the
            Commitments of the
            non-consenting
            Banks.  If more
            than one Bank
            agrees to increase
            their Commitments,
            the Commitments of
            the non-consenting
            Banks shall be
            allocated among the
            Banks desiring
            increased
            Commitments in such
            proportion or
            proportions as
            Pentair in its sole
            discretion elects;
            provided, however,
            that no Bank shall
            be required to
            accept an increase
            in its Commitment
            which is larger
            than the increase
            to which it has
            previously agreed.

              (2)  On the
            effective date of
            the extension of
            the Termination
            Date, the Banks
            which have elected
            to increase their
            Commitments shall
            make Loans to the
            Borrowers, subject
            to the terms of
            Section 10.1, in
            the amounts and in
            the currencies of
            the aggregate
            principal balance
            of the Notes
            payable to the
            non-consenting
            Banks.  Each
            consenting Bank
            shall share in such
            Loans in the same
            proportion as the
            amount by which its
            Commitment is
            increased bears to
            the aggregate
            increases in the
            Commitments of all
            of the consenting
            Banks.  The
            proceeds of all
            Loans made pursuant
            to this Section
            2.3(c) shall be
            paid by the Banks
            making the same to
            the applicable
            Agent which shall
            promptly remit the
            proceeds of such
            Loans to the
            non-consenting
            Banks in repayment
            of the Notes
            payable to such
            Banks (and the
            applicable
            Borrowers shall
            concurrently pay to
            the non-consenting
            Banks any amount
            payable pursuant to
            Section 2.9 as if
            such Borrowers had
            prepaid the Loans
            of such
            non-consenting
            Banks on such
            date).  Effective
            as of the effective
            date of the
            extension of the
            Termination Date,
            the Commitment(s)
            of the
            non-consenting
            Bank(s) shall
            terminate.

              SECTION 2.4  Maturity.  Each
  Loan shall be paid in full by
  the applicable Borrower on the
  earlier of (i) the last day of
  the Interest Period applicable
  thereto or (ii) the Termination
  Date.

         SECTION 2.5  Notes.

         (a)  The Loans of
       each Bank shall be
       evidenced by Notes
       executed by the Borrowers
       and payable to the order
       of such Bank for the
       account of its Lending
       Office.  If requested by
       any Bank, Pentair Canada
       will execute a separate
       Note payable to the branch
       or affiliate of such Bank
       which is acting as a
       Canadian Lender hereunder.

         (b)  Each Bank may
       record, and prior to any
       transfer of its Notes may
       endorse, on the schedules
       forming a part of its Note
       appropriate notations to
       evidence the date and
       amount of each Loan made
       by it and the date and
       amount of each payment of
       principal made by the
       Borrowers with respect
       thereto and, in the case
       of Loans denominated in a
       G-7 Currency, the currency
       of such Loans.  Each Bank
       is hereby irrevocably
       authorized by the
       Borrowers so to record and
       endorse and to attach to
       and make a part of its
       Note a continuation of any
       such schedule as and when
       required, but failure to
       so record or endorse any
       notation shall not affect
       the Borrowers' obligations
       hereunder or under the
       Notes.

         SECTION 2.6  Facility Fees.


         (a)  During the term
       of this Agreement, the
       Borrowers shall pay to the
       U.S. Dollar Administrative
       Agent for the account of
       each Bank a Facility Fee
       on such Bank's Commitment
       in U.S. Dollars at a rate
       per annum determined as
       follows:

       Adjusted
       Debt to     Facility
       Total Capital    Fee

       .40 or less     .100 of 1%

       .40 but
        not over .55   .125 of 1%


       over .55       .150 of 1%


         (b)  The Borrowers
       shall make each payment of
       Facility Fees hereunder
       not later than 11:00 a.m.
       (Chicago time) on the date
       when due, in federal or
       other funds immediately
       available to the U.S.
       Dollar Administrative
       Agent, at its Payment
       Office.  Such Facility
       Fees shall accrue from and
       including the date of the
       first Borrowing under this
       Agreement to but excluding
       the Termination Date and
       shall be payable quarterly
       in arrears on the last day
       of each calendar quarter
       during the term hereof.
       Facility Fees shall be
       computed on the basis of a
       year of 365 days (or 366
       days in a leap year) and
       paid for the actual number
       of days elapsed, including
       the first day but
       excluding the last day.

         SECTION 2.7  Duration of
  Interest Periods.  The duration
  of each Interest Period shall be
  as specified in the applicable
  Notice of Borrowing.

         SECTION 2.8  Termination or
  Reduction of Commitments.

         (a)  Pentair may,
       upon at least three
       Business Days' notice to
       the Agents, terminate
       entirely at any time, or
       proportionately reduce
       from time to time by an
       aggregate amount of
       U.S.$5,000,000 or any
       larger multiple of
       U.S.$1,000,000, the
       aggregate amount of the
       Commitments in excess of
       the sum of (i) the
       principal Equivalent
       Amount of all outstanding
       Loans and (ii) the
       Equivalent Amount of all
       Letter of Credit
       Obligations then
       outstanding.

         (b)  If, after giving
       effect to any reduction of
       the Commitments pursuant
       to clause (a) above, the
       Overnight Commitment would
       exceed the Total
       Commitment, the Overnight
       Commitment shall be
       immediately and
       automatically reduced to
       the amount of the Total
       Commitment.

         (c)  If, after giving
       effect to any reduction of
       the Commitments pursuant
       to clause (a) above, the
       Canadian Commitment would
       exceed the Total
       Commitment, the Canadian
       Commitment shall be
       automatically and
       immediately reduced to the
       amount of the Total
       Commitment.

         (d)  If the
       Commitments are terminated
       in their entirety, all
       accrued Facility Fees
       shall be payable on the
       effective date of such
       termination.  After a
       Commitment has been
       reduced or terminated, it
       may not be reinstated,
       except as provided in
       Section 2.3(c).

         SECTION 2.9  Funding Losses.
  If a Borrower makes any payment
  of principal with respect to any
  CD, Eurodollar, G-7 Currency, BA
  or Bid Loan, as the case may be,
  for any reason on any day other
  than the last day of an Interest
  Period applicable thereto, or if
  a Borrower fails to borrow any
  CD, Eurodollar, G-7 Currency, BA
  or Bid Loan after a Notice of
  Borrowing has been given to any
  Bank in accordance with Section
  3.1, 4.1, 5.1, 6.1, 7.4 or 8.4,
  such Borrower shall reimburse
  each applicable Bank on demand
  for any resulting loss or
  expense incurred by it,
  including without limitation any
  loss incurred in obtaining,
  liquidating or employing
  deposits from third parties, but
  excluding loss of margin for the
  period after any such payment;
  provided that such Bank shall
  have delivered to Pentair a
  certificate as to the amount of
  such loss or expense, which
  certificate shall be conclusive
  in the absence of manifest
  error.

         SECTION 2.10  Computation of
  Interest.  Interest on
  Reference, Prime and BA Loans
  shall be computed on the basis
  of a year of 365 days (or 366
  days in a leap year) and paid
  for the actual number of days
  elapsed and including the first
  day but excluding the last day
  thereof.  Interest on CD, Daily
  Pricing, Eurodollar, G-7
  Currency and Bid Loans shall be
  computed on the basis of a year
  of 360 days and paid for the
  actual number of days elapsed,
  calculated as to each Interest
  Period from and including the
  first day thereof to but
  excluding the last day thereof.
  For purposes of the Interest Act
  (Canada), where in this
  Agreement a rate of interest on
  a Loan to Pentair Canada is to
  be calculated on a year of 360
  days, the yearly rate of
  interest to which such rate is
  equivalent is such rate
  multiplied by the number of days
  in the year for which such
  calculation is made and divided
  by 360.

         SECTION 2.11  Lending
  Unlawful.  In the event that any
  Regulatory Change shall make it
  unlawful or impossible for any
  Bank to make, maintain or fund
  any Loan as a Eurodollar Loan, a
  G-7 Currency Loan, a Domestic
  Margin Rate Bid Loan, a G-7
  Currency Bid Loan or a BA Loan,
  the obligation of such Bank
  under Section 2.2 to make or
  maintain any Loan  as a
  Eurodollar Loan, a G-7 Currency
  Loan, a Domestic Margin Rate Bid
  Loan, a G-7 Currency Bid Loan or
  a BA Loan shall, upon the
  happening of such Regulatory
  Change, forthwith terminate and
  such Bank shall, by telephonic
  notice confirmed in writing to
  the applicable Borrower and the
  Agents, declare that such
  obligation has so terminated.
  Upon receipt of such notice, the
  applicable Borrower shall
  immediately prepay in full the
  then outstanding principal
  amount of each such Eurodollar
  Loan, G-7 Currency Loan,
  Domestic Margin Rate Bid Loan,
  G-7 Currency Bid Loan or BA Loan
  together with accrued interest.
  Concurrently with prepaying any
  such Eurodollar Loan, G-7
  Currency Loan or BA Loan, such
  Borrower shall borrow (a) in the
  case of prepayment of a
  Eurodollar Loan, a Reference
  Loan (or, if such Loan is to
  Pentair Canada, a Prime Loan) in
  an equal principal amount, (b)
  in the case of prepayment of a
  G-7 Currency Loan, a replacement
  Loan in the applicable G-7
  Currency bearing interest at a
  rate equal to the sum of the
  Eurocurrency Margin plus such
  Bank's cost of funds for
  obtaining such G-7 Currency to
  make such Loan for the
  applicable Interest Period, as
  determined by such Bank in its
  discretion, and (c) in the case
  of prepayment of a BA Loan, a
  Prime Loan in an equal principal
  amount.  In addition, so long as
  such circumstances shall
  continue, concurrently with any
  Borrowing of Eurodollar Loans,
  G-7 Currency Loans or BA Loans,
  as the case may be, such Bank
  shall (a) in the case of a
  Borrowing of Eurodollar Loans,
  make a Reference Loan (or if
  such Loan is to Pentair Canada,
  a Prime Loan) in an amount equal
  to its pro rata share of such
  Borrowing, (b) in the case of a
  Borrowing of G-7 Currency Loans,
  make a replacement Loan in the
  applicable G-7 Currency at a
  rate per annum equal to the sum
  of the Eurocurrency Margin plus
  such Bank's cost of funds for
  obtaining such G-7 Currency to
  make such Loan for the
  applicable Interest Period, as
  determined by such Bank in its
  discretion, and (c) in the case
  of a Borrowing of BA Loans, make
  a Prime Loan in an amount equal
  to its pro rata share of such
  Borrowing.  If circumstances
  subsequently change so that such
  Bank shall no longer be so
  affected, it shall so notify
  Pentair and the other Banks,
  whereupon the obligation of such
  Bank under Section 2.2 to make
  or maintain Eurodollar Loans,
  G-7 Currency Loans or BA Loans
  shall be reinstated.

         SECTION 2.12  Funds
  Unavailable.  Notwithstanding
  any other provision of this
  Agreement, if, prior to the
  first day of the Interest Period
  for a CD, Eurodollar, G-7
  Currency or BA Loan, any Bank
  (or, in the case of clause (b)
  below, the applicable Agent)
  shall determine for any reason
  whatsoever (which determination
  shall be conclusive and binding
  on the applicable Borrower),
  that:

         (a)  deposits in the
       applicable currency in the
       relevant amount and for
       the relevant Interest
       Period are not available
       to such Bank in the
       relevant market, or

         (b)  by reason of
       circumstances affecting
       the relevant market,
       adequate means do not
       exist for ascertaining the
       interest rate applicable
       hereunder to such CD,
       Eurodollar, G-7 Currency
       or BA Loan,

       then such Bank shall promptly
  give notice to the applicable
  Borrower and the other Banks of
  such determination, and the
  obligation of such Bank (or, in
  the case of clause (b) above, of
  all Banks) under Section 2.2 to
  make or maintain any Loan as a
  CD, Eurodollar, G-7 Currency or
  BA Loan, as the case may be,
  shall, upon such notification,
  forthwith terminate.  So long as
  the circumstances described in
  clause (a) above shall continue,
  concurrently with any Borrowing
  of CD, Eurodollar or G-7
  Currency Loans, as the case may
  be, the affected Bank shall (a)
  in the case of a Borrowing of CD
  or Eurodollar Loans, make a
  Reference Loan (or, if such Loan
  is to Pentair Canada, a Prime
  Loan) in an amount equal to its
  pro rata share of such
  Borrowing, (b) in the case of a
  Borrowing of G-7 Currency Loans,
  make a replacement Loan in the
  applicable G-7 Currency at a
  rate per annum equal to the sum
  of the Eurocurrency Margin plus
  such Bank's cost of funds for
  obtaining such G-7 Currency to
  make such Loan for the
  applicable Interest Period, as
  determined by such Bank in its
  discretion, and (c) in the case
  of a Borrowing of BA Loans, make
  a Prime Loan in an amount equal
  to its pro rata share of such
  Borrowing.  If circumstances
  subsequently change so that such
  Bank shall no longer be so
  affected, such Bank shall so
  notify Pentair and the other
  Banks, whereupon the obligation
  of such Bank under Section 2.2
  to make or maintain CD,
  Eurodollar or G-7 Currency Loans
  (whichever was so terminated and
  is then available) shall be
  reinstated.

         SECTION 2.13  Increased
  Costs and Reduced Returns.

         (a)  If, after the
       date hereof, the adoption
       of any applicable law,
       rule or regulation, or any
       change therein, or any
       change in the
       interpretation or
       administration thereof by
       any governmental
       authority, central bank or
       comparable agency charged
       with the interpretation or
       administration thereof or
       compliance by the Banks
       (or their Lending Offices)
       with any request or
       directive (whether or not
       having the force of law)
       of any such authority,
       central bank or comparable
       agency:

       (i)    shall subject
            any Bank to any
            tax, duty or other
            charge with respect
            to (1) its
            obligation to make
            Fixed Rate Loans,
            (2) such Loans, or
            (3) its Notes, or
            shall change the
            basis of taxation
            of payments to such
            Bank of the
            principal of or
            interest on its
            Fixed Rate Loans or
            in respect of any
            other amount due
            under this
            Agreement in
            respect of such
            Loans or its
            obligation to make
            Fixed Rate Loans
            (except for changes
            in the taxation of
            the overall net
            income of such
            Bank); or

            (ii)   shall impose,
            modify or deem
            applicable any
            reserve (including,
            without limitation,
            any imposed by the
            Board of Governors
            of the Federal
            Reserve System, but
            excluding any
            included in the
            Eurocurrency
            Reserve
            Percentage),
            special deposit or
            similar requirement
            against assets of,
            or deposits with or
            for the account of,
            or credit extended
            by, such Bank or
            shall impose on
            such Bank or the
            interbank
            eurocurrency market
            any other condition
            affecting (1) its
            obligation to make
            Fixed Rate Loans,
            (2) its Loans or
            (3) its Notes; or

            (iii)  shall impose,
            modify or deem
            applicable any tax,
            reserve, special
            deposit or similar
            requirement against
            or with respect to
            or measured by
            reference to
            Letters of Credit
            issued or to be
            issued hereunder or
            participations in
            such Letters of
            Credit;

            and the result of any of
       the foregoing is to
       increase the cost to such
       Bank of making or
       maintaining any such Loan
       or issuing, maintaining or
       participating in any
       Letter of Credit, or to
       reduce the amount of any
       sum received or receivable
       by such Bank under this
       Agreement or under its
       Notes with respect any
       such Loan or any Letter of
       Credit, by an amount
       deemed by such Bank to be
       material, then, within 15
       days after  demand by such
       Bank, the Borrowers agree
       to pay to such Bank such
       additional amount or
       amounts as will compensate
       it for such increased cost
       or reduction.

         (b)   If, after the
       date hereof, any Bank
       shall have determined that
       the adoption of any
       applicable law, rule or
       regulation regarding
       capital adequacy, or any
       change therein, or any
       change in the
       interpretation or
       administration thereof by
       any governmental
       authority, central bank or
       comparable agency charged
       with the interpretation or
       administration thereof, or
       compliance by such Bank
       (or any corporation
       controlling such Bank)
       with any request or
       directive regarding
       capital adequacy (whether
       or not having the force of
       law) of any such
       authority, central bank or
       comparable agency, has or
       would have the effect of
       reducing the rate of
       return on such Bank's (or
       such controlling
       corporation's) capital as
       a consequence of its
       obligations hereunder to a
       level below that which
       such Bank (or such
       controlling corporation)
       could have achieved but
       for such adoption, change
       or compliance (taking into
       consideration such Bank's
       (or such controlling
       corporation's) policies
       with respect to capital
       adequacy) by an amount
       deemed by such Bank to be
       material, then from time
       to time, within 15 days
       after demand by such Bank,
       the Borrowers shall pay to
       such Bank such additional
       amount or amounts as will
       compensate for such
       reduction.

         (c)   Each Bank will
       promptly notify Pentair of
       any event of which it has
       knowledge, occurring after
       the date hereof, which
       will entitle such Bank to
       compensation pursuant to
       this Section 2.13 and will
       designate a different
       Lending Office (with
       notice of such designation
       provided to the Agents) if
       such designation will
       avoid the need for, or
       reduce the amount of, such
       compensation and will not,
       in the sole judgment of
       such Bank, be otherwise
       disadvantageous to such
       Bank.  A certificate of
       each Bank claiming
       compensation under this
       Section 2.13 and setting
       forth the additional
       amount or amounts to be
       paid to it hereunder shall
       be conclusive in the
       absence of manifest error.
       In determining such
       amount, each Bank may use
       any reasonable averaging
       and attribution methods.

         SECTION 2.14  Adjustments to
  Margins and Facility Fees.  The
  CD Margin, the Eurocurrency
  Margin and the percentage
  applicable for calculating
  Facility Fees shall (i)
  initially be based upon the
  Adjusted Debt to Total Capital
  Ratio as of June 30, 1996 and
  (ii) thereafter be adjusted, to
  the extent applicable, 50 days
  (or, in the case of the last
  fiscal quarter of any fiscal
  year, 95 days) after the end of
  each fiscal quarter of Pentair
  based on the Adjusted Debt to
  Total Capital Ratio as of the
  last day of such fiscal quarter;
  provided that if Pentair fails
  to deliver the financial
  statements and compliance
  statement required by Section
  12.1(a) or (b) and Section
  12.1(c) by the 50th (or, if
  applicable, the 95th) day after
  any fiscal quarter, the Adjusted
  Debt to Total Capital Ratio
  shall be deemed to be greater
  than 0.55 until such statements
  and certificate are delivered.

         SECTION 2.15  Currency
  Exchange Fluctuations.

         (a)  The G-7 Currency
       Administrative Agent will
       determine the Equivalent
       Amount of (i) any
       Borrowing of G-7 Currency
       Loans and G-7 Currency Bid
       Loans as of the requested
       Borrowing Date, (ii) any
       G-7 Letter of Credit as of
       the requested date of
       issuance thereof and (iii)
       each outstanding Borrowing
       of G-7 Currency Loans and
       G-7 Currency Bid Loans and
       all Letter of Credit
       Obligations in respect of
       G-7 Currency Letters of
       Credit as of the last
       Business Day of each
       month.

         (b)  The U.S. Dollar
       Administrative Agent will
       determine the Equivalent
       Amount of (i) any
       borrowing of Canadian
       Loans as of the requested
       Borrowing Date and
       (ii) each outstanding
       Borrowing of Canadian
       Loans as of the last
       Business Day of each
       month.

         (c)  On the last
       Business Day of each
       month, each Agent will
       notify the U.S. Dollar
       Administrative Agent of
       the aggregate Equivalent
       Amount of all Loans and
       Letters of Credit
       outstanding under the
       facilities administered by
       such Agent.

         (d)  If on any
       Computation Date the
       aggregate Equivalent
       Amount of all outstanding
       Loans plus the aggregate
       Equivalent Amount of all
       Letter of Credit
       Obligations exceeds the
       Total Commitment, one or
       more of the Borrowers
       shall immediately prepay
       one or more Loans in an
       amount sufficient to
       eliminate such excess.

         SECTION 2.16  Taxes.

         (a)  All payments
       made by any Borrower or
       the Guarantor, as the case
       may be, of principal of
       and interest on any Loans
       or of fees or other
       amounts payable hereunder
       are payable without
       deduction for or on
       account of any present or
       future taxes, duties or
       other charges (except for
       franchise taxes and taxes
       based on income levied by
       the jurisdiction in which
       the applicable Lending
       Office of a Bank is
       located or under whose law
       such Bank is incorporated)
       levied or imposed by the
       government of any
       jurisdiction or by any
       political subdivision or
       taxing authority thereof
       or therein through
       withholding or deduction
       with respect to any such
       taxes, duties or other
       charges (hereinafter
       called, with such
       exceptions, "Taxes").  If
       any Taxes are so levied or
       imposed, the applicable
       Borrower or the Guarantor,
       as the case may be, will
       pay additional interest or
       will make additional
       payments in such amounts
       so that every net payment
       of principal of and
       interest on such Loans and
       of other amounts payable
       hereunder, after
       withholding or deduction
       for or on account of any
       Taxes (including Taxes on
       any additional amounts
       payable hereunder), will
       not be less than the
       amount otherwise payable
       but for such withholding
       or deduction.  The
       applicable Borrower or the
       Guarantor, as the case may
       be, shall furnish to each
       Bank certified copies of
       official receipts
       evidencing the payment by
       such Borrower or the
       Guarantor, as the case may
       be, of all Taxes so levied
       or imposed within 45 days
       after the date any such
       payment is due pursuant to
       applicable law.  In
       addition, each Borrower
       and the Guarantor, as the
       case may be, will
       indemnify and hold
       harmless each Bank against
       and reimburse each Bank
       upon demand for the amount
       of any Taxes so levied or
       imposed on and paid by
       such Bank.  The agreements
       of the Borrowers and the
       Guarantor under this
       subsection (a) shall
       survive the repayment and
       cancellation of all Loans
       and the termination of
       this Agreement.

         (b)  Each Canadian
       Bank agrees that it will,
       no later than the date of
       the first payment of
       interest by Pentair Canada
       hereunder (or, in the case
       of a Canadian Bank which
       becomes a party hereto
       after such date, the date
       upon which such Bank
       becomes a party hereto),
       deliver to the Canadian
       Administrative Agent and
       to Pentair Canada an
       instrument in writing
       certifying one of the
       following:

         (i)  that such
            Canadian Bank is
            not a non-resident
            of Canada for the
            purposes of Part
            XIII of the Income
            Tax Act (Canada)
            and that it is the
            sole beneficial
            owner of payments
            of principal of and
            interest on its
            Canadian Loans
            under this
            Agreement;

              (ii) its
            jurisdiction of
            incorporation and
            residence for tax
            purposes, that it
            is the sole
            beneficial owner of
            payments of
            principal of and
            interest on its
            Canadian Loans
            under this
            Agreement and the
            rate of withholding
            tax applicable to
            any payment of
            interest to it
            pursuant to any
            applicable tax
            conventions between
            Canada, on the one
            hand, and its
            jurisdiction of
            residence for tax
            purposes, on the
            other hand; or

              (iii) its
            jurisdiction of
            incorporation and
            residence for tax
            purposes, the names
            of the beneficial
            owners of payments
            of principal of and
            interest on its
            Canadian Loans
            under this
            Agreement, the
            residence for tax
            purposes of each of
            such beneficial
            owners and the rate
            of withholding tax
            applicable to any
            payment of interest
            in respect of each
            beneficial owner
            pursuant to any
            applicable tax
            convention between
            Canada, on the one
            hand, and the
            jurisdiction of
            residence for tax
            purposes of each
            beneficial owner,
            on the other hand;

            and undertaking to advise
       Pentair Canada and the
       Canadian Administrative
       Agent of any changes in
       respect of (i), (ii) or
       (iii), as the case may be
       (provided that no Canadian
       Bank shall be required to
       notify Pentair Canada or
       the Canadian
       Administrative Agent of
       any change resulting
       solely from the purchase
       of participations in
       Canadian Loans pursuant to
       Section 6.5).  In
       addition, each Canadian
       Bank shall, promptly upon
       Pentair Canada's or the
       Canadian Administrative
       Agent's reasonable request
       to that effect, deliver to
       Pentair Canada or the
       Canadian Administrative
       Agent (as the case may be)
       such other instruments in
       writing, forms or similar
       documentation as may be
       required from time to time
       by any applicable law,
       treaty, rule or regulation
       or the official
       interpretation of any such
       law, treaty, rule or
       regulation by any
       governmental authority
       charged with the
       interpretation or
       administration thereof
       (whether or not having the
       force of law) in order to
       establish such Canadian
       Bank's tax status for
       withholding purposes.  If
       the Canadian
       Administrative Agent
       receives a request from
       Revenue Canada Customs,
       Excise and Taxation or
       another taxing authority
       to provide additional
       information concerning the
       withholding tax status of
       any Canadian Bank, such
       Canadian Bank shall (upon
       notice of such request
       from the Canadian
       Administrative Agent) use
       reasonable efforts to
       obtain and deliver such
       information to such taxing
       authority and the Canadian
       Administrative Agent.

         SECTION 2.17  Substitution
  of Banks.  Upon the receipt by
  any Borrower from any Bank of a
  claim for compensation under
  Section 2.13, 2.16(a) or 4.6 or
  a notice of the type described
  in Section 2.11 or 2.12, Pentair
  may:  (i) designate a
  replacement bank or financial
  institution (a "Replacement
  Bank") to acquire and assume all
  or a ratable part of all of such
  affected Bank's Loans and
  Commitment; and/or (ii) request
  one or more of the other Banks
  to acquire and assume all or
  part of such affected Bank's
  Loans and Commitment.  Any
  designation of a Replacement
  Bank under clause (i) shall be
  subject to the prior written
  consent of each Agent and each
  Issuing Bank which has any
  Letter of Credit outstanding
  (which consents shall not be
  unreasonably withheld).

         SECTION 2.18  Order and
  Proration of Payments.

         (a)  Whenever any
       payment received by any
       Agent by or on behalf of
       any Borrower to be
       distributed to the Banks
       (or any of them) is
       insufficient to pay in
       full the amounts then due
       and payable to the Banks,
       and such Agent has not
       received a Payment Sharing
       Notice, such payment shall
       be distributed to the
       Banks (and for purposes of
       this Agreement shall be
       deemed to have been
       applied by the Banks,
       notwithstanding the fact
       that any Bank may have
       made a different
       application in its books
       and records) in the
       following order:  first,
       to the payment of the
       principal amount of the
       Loans made to such
       Borrower which are then
       due and payable and to the
       reimbursement obligations
       of such Borrower then due
       in respect of any Letter
       of Credit, ratably among
       the Banks in accordance
       with the aggregate
       principal amount of such
       Loans and reimbursement
       obligations owed to each
       Bank; second, to the
       payment of interest then
       due and payable on the
       Loans made to such
       Borrower and on the
       reimbursement obligations
       of such Borrower in
       respect of Letters of
       Credit, ratably among the
       Banks in accordance with
       the aggregate amount of
       interest owed by such
       Borrower to each Bank;
       third, to the payment of
       the fees payable by such
       Borrower under Section
       2.6, ratably among the
       Banks in accordance with
       the aggregate amount of
       such fees owed to each
       Bank; and fourth, to the
       payment of any other
       amounts payable by such
       Borrower under this
       Agreement, ratably among
       the Banks in accordance
       with the aggregate amount
       of such payments owed to
       each Bank.

         (b)  After any Agent
       has received a Payment
       Sharing Notice, all
       payments received by such
       Agent by or on behalf of
       any Borrower to be
       distributed to the Banks
       shall be distributed to
       the Banks (and for
       purposes of this Agreement
       shall be deemed to have
       been applied by the Banks,
       notwithstanding the fact
       that any Bank may have
       made a different
       application in its books
       and records) in the
       following order:  first,
       to the payment of amounts
       payable by such Borrower
       under Section 15.3,
       ratably among the Agents
       and the Banks in
       accordance with the
       aggregate amount of such
       payments owed to each
       Agent and each Bank;
       second, to the payment of
       fees payable by such
       Borrower under Section
       2.6, ratably among the
       Banks in accordance with
       the aggregate amount of
       such fees owed to each
       Bank; third, to the
       payment of the principal
       amount of and interest
       accrued on the Loans to
       such Borrower, the
       reimbursement obligations
       of such Borrower in
       respect of Letters of
       Credit (including
       contingent obligations in
       respect of undrawn Letters
       of Credit) and, in the
       case of Pentair, its
       obligations as Guarantor
       pursuant to Article XVI
       hereof, regardless of
       whether any such amount is
       then due and payable,
       ratably among the Banks in
       accordance with the
       aggregate amount of Loans,
       reimbursement obligations
       and accrued interest owed
       by such Borrower
       (including, in the case of
       Pentair, its obligations
       as Guarantor) to each
       Bank; and fourth, to the
       payment of any other
       amount payable by such
       Borrower under this
       Agreement, ratably among
       the Banks in accordance
       with the amount owed by
       such Borrower to each
       Bank.  Any amount to be
       distributed pursuant to
       clause third of the first
       sentence of this
       subsection (b) for
       application to contingent
       obligations in respect of
       undrawn Letters of Credit
       shall be held by the U.S.
       Dollar Administrative
       Agent (in the case of U.S.
       Dollar Letters of Credit)
       or the G-7 Currency
       Administrative Agent (in
       the case of G-7 Currency
       Letters of Credit) as cash
       collateral hereunder.  If
       any Letter of Credit is
       thereafter drawn upon, the
       applicable Agent shall
       distribute to the Issuing
       Bank an amount equal to
       the lesser of the
       Equivalent Amount of such
       draw and the amount of the
       cash collateral held by
       such Agent pursuant to the
       preceding sentence.  If
       any Letter of Credit
       expires or terminates or
       the amount available for
       drawing thereunder is
       reduced and, after giving
       effect to such expiration,
       termination or reduction,
       the amount of cash
       collateral held by the
       applicable Agent pursuant
       to the second preceding
       sentence exceeds the
       aggregate undrawn
       Equivalent Amount of all
       then-outstanding Letters
       of Credit, such excess
       shall promptly be applied
       by the applicable Agent in
       the manner and priority
       set forth in clauses
       first, second, third and
       fourth of the first
       sentence of this
       subsection (b).

         (c)  If, other than
       as expressly provided
       elsewhere herein, any Bank
       shall obtain any payment
       or other recovery (whether
       voluntary, involuntary, by
       application of offset,
       enforcement of security or
       otherwise) on account of
       principal of or interest
       on any Loan or any
       participation therein, any
       participation in any
       Letter of Credit or any
       fees in excess of the
       share of payments and
       other recoveries
       (exclusive of payments or
       recoveries under Section
       2.13, 2.16(a) or 4.6) such
       Bank would have received
       if such payment or
       recovery had been
       distributed pursuant to
       the provisions of
       subsection 2.18(a) or (b)
       (whichever is applicable
       at the time of such
       payment or other
       recovery), such Bank shall
       purchase from the other
       Banks, in a manner to be
       reasonably specified by
       the Agents, such
       participations in the
       Loans held by them (and,
       if applicable, such
       sub-participations in the
       Letters of Credit) as
       shall be necessary to
       cause such purchasing Bank
       to share the excess
       payment or other recovery
       ratably with each of them
       in accordance with the
       order of payments set
       forth in
       subsection 2.18(a) or (b),
       as applicable; provided,
       however, that if all or
       any portion of the excess
       payment or other recovery
       is thereafter recovered
       from such purchasing Bank,
       the purchase shall be
       rescinded and the purchase
       price restored to the
       extent of such recovery,
       but without interest.

         (d)  The Equivalent
       Amount of the principal of
       and accrued and unpaid
       interest on each G-7
       Currency Loan and each
       Canadian Loan, any
       obligation in respect of a
       G-7 Currency Letter of
       Credit and any other
       amount payable by any
       Borrower in a G-7 Currency
       shall be determined by the
       G-7 Currency
       Administrative Agent (or,
       in the case of a Canadian
       Loan, the U.S. Dollar
       Administrative Agent) as
       of (i) in the case of any
       distribution pursuant to
       subsection 2.18(a) or (b),
       the date of such
       distribution, and (ii) in
       the case of receipt by any
       Bank of any payment or
       other recovery which may
       be subject to subsection
       2.18(c) (or any
       disgorgement by any Bank
       pursuant to the proviso to
       such subsection), as of
       the date of such receipt
       (or such disgorgement).

         SECTION 2.19  Judgment
  Currency.  If for the purposes
  of obtaining judgment in any
  court it is necessary to convert
  a sum due from a Borrower
  hereunder or under any of the
  Notes in the currency expressed
  to be payable herein or under
  such Note (the "specified
  currency") into another
  currency, the parties hereto
  agree, to the fullest extent
  that they may effectively do so,
  that the rate of exchange used
  shall be that at which in
  accordance with normal banking
  procedures the G-7 Currency
  Agent (or, in the case of any
  amount relating to a Canadian
  Loan, the U.S. Dollar
  Administrative Agent) could
  purchase the specified currency
  with such other currency at the
  G-7 Currency Agent's London
  office (or, in the case of any
  amount relating to a Canadian
  Loan, the U.S. Dollar
  Administrative Agent's FX
  Trading Office) on the Business
  Day preceding that on which
  final judgment is given.  The
  obligations of any Borrower in
  respect of any sum due to any
  Bank or the applicable Agent
  hereunder or under any Note
  shall, notwithstanding any
  judgment in a currency other
  than the specified currency, be
  discharged only to the extent
  that on the Business Day
  following receipt by such Bank
  or the applicable Agent, as the
  case may be, of any sum adjudged
  to be so due in such other
  currency such Bank or the
  applicable Agent, as the case
  may be, may in accordance with
  normal banking procedures
  purchase the specified currency
  with such other currency.  If
  the amount of the specified
  currency so purchased is less
  than the sum originally due to
  such Bank or the applicable
  Agent, as the case may be, in
  the specified currency, the
  applicable Borrower shall, to
  the fullest extent that it may
  effectively do so, as a separate
  obligation and notwithstanding
  any such judgment, indemnify
  such Bank or the applicable
  Agent, as the case may be,
  against such loss, and if the
  amount of the specified currency
  so purchased exceeds (a) the sum
  originally due to any Bank or
  the applicable Agent, as the
  case may be, in the specified
  currency and (b) any amounts
  shared with other Banks as a
  result of allocations of such
  excess as a disproportionate
  payment to such Bank under
  Section 2.18, such Bank or the
  applicable Agent, as the case
  may be, agrees to remit such
  excess to the applicable
  Borrower.

         SECTION 2.20  Payments.

         (a)  Unless the
       applicable Agent receives
       notice from the applicable
       Borrower prior to the date
       on which any payment is
       due to any Bank that such
       Borrower will not make
       such payment in full as
       and when required, such
       Agent may assume that such
       Borrower has made such
       payment in full to such
       Agent on such date in
       immediately available
       funds and such Agent may
       (but shall not be so
       required), in reliance
       upon such assumption,
       distribute to such Bank on
       such due date an amount
       equal to the amount then
       due such Bank.  If and to
       the extent the applicable
       Borrower has not made such
       payment in full to such
       Agent, such Bank shall
       repay to such Agent on
       demand such amount
       distributed to such Bank,
       together with interest
       thereon at (a) in the case
       of a payment in U.S.
       Dollars, (i) for the first
       three Business Days after
       demand, the Federal Funds
       Effective Rate, and (ii)
       thereafter, the Reference
       Rate, and (b) in the case
       of a payment in a G-7
       Currency, (i) for the
       first three Business Days
       after demand, the rate
       specified by such Agent as
       its cost for overnight
       funds in the applicable
       currency, and (ii)
       thereafter, the rate
       specified in clause (b)
       (i) plus 1%.

         (b)  Unless the
       applicable Agent receives
       notice from a Bank at
       least one Business Day
       prior to the date of any
       Borrowing that such Bank
       will not make available as
       and when required
       hereunder to such Agent
       for the account of the
       applicable Borrower the
       amount of such Bank's
       ratable share of such
       Borrowing, such Agent may
       assume that such Bank has
       made such amount available
       to such Agent in
       immediately available
       funds on the date of such
       Borrowing and such Agent
       may (but shall not be so
       required), in reliance
       upon such assumption, make
       available to the
       applicable Borrower on
       such date a corresponding
       amount.  If and to the
       extent any Bank shall not
       have made its full amount
       available to the
       applicable Agent in
       immediately available
       funds and such Agent has
       made available to the
       applicable Borrower such
       amount, such Bank shall on
       the Business Day following
       the date of such Borrowing
       make such amount available
       to such Agent, together
       with interest at (a) in
       the case of a Borrowing in
       U.S. Dollars, the Federal
       Funds Effective Rate, and
       (b) in the case of a
       Borrowing in a G-7
       Currency, the rate
       specified by such Agent as
       its cost for overnight
       funds in the applicable
       currency.  A notice by the
       applicable Agent submitted
       to any Bank with respect
       to amounts owing under
       this clause (b) shall be
       conclusive, absent
       manifest error.  If such
       amount is so made
       available, such payment to
       such Agent shall
       constitute such Bank's
       Loan on the date of
       Borrowing for all purposes
       of this Agreement.  If
       such amount is not made
       available to the Agent on
       the Business Day following
       the date of Borrowing, the
       applicable Agent will
       notify the applicable
       Borrower of such failure
       to fund and, upon demand
       by such Agent, such
       Borrower shall pay such
       amount to such Agent for
       such Agent's account,
       together with interest
       thereon for each day
       elapsed since the date of
       such Borrowing, at a rate
       per annum equal to the
       interest rate applicable
       at the time to the Loans
       comprising such Borrowing.


            ARTICLE III

     U.S. DOLLAR LOANS

                   SECTION 3.1  Method of
  Borrowing.

         (a)  The Borrowers
       shall give the U.S. Dollar
       Administrative Agent a
       Notice of Borrowing (which
       may be given orally, but
       if so, shall be promptly
       confirmed by facsimile) no
       later than 12:00 noon
       (Chicago time) on the day
       of each Reference
       Borrowing, at least one
       Business Day before each
       CD Borrowing and at least
       three Business Days before
       each Eurodollar Borrowing
       specifying:

         (i)  the date
            of such Borrowing,
            which shall be a
            Business Day,

              (ii) the
            aggregate amount of
            such Borrowing,

              (iii)     whether
            the Loans
            comprising such
            Borrowing are to be
            CD Loans, Reference
            Loans or Eurodollar
            Loans, and

              (iv) if a CD
            Borrowing or
            Eurodollar
            Borrowing, the
            duration of the
            Interest Period
            applicable to such
            Borrowing.

            In the event that a
       Borrower does not request
       a new borrowing prior to
       the last day of any
       Interest Period and does
       not otherwise provide
       funds to pay Loans
       maturing on such day, the
       Borrower shall be deemed
       to have given the U.S.
       Dollar Administrative
       Agent a Notice of
       Borrowing requesting
       Reference Loans on such
       day in the principal
       amount of the Loans coming
       due on such day.

         (b)  Upon receipt of
       a Notice of Borrowing, the
       U.S. Dollar Administrative
       Agent shall promptly
       notify each Bank of the
       contents thereof and of
       such Bank's ratable share
       of such Borrowing and such
       Notice of Borrowing shall
       not thereafter be
       revocable by the
       applicable Borrower.
         (c)  Not later than
       1:00 p.m. (Chicago time)
       on the date of each
       Borrowing of a Reference,
       CD or Eurodollar Loan,
       each Bank shall make
       available its ratable
       share of such Borrowing,
       in federal or other funds
       immediately available to
       the U.S. Dollar
       Administrative Agent at
       the U.S. Dollar
       Administrative Agent's
       Payment Office.  Unless
       the U.S. Dollar
       Administrative Agent
       receives notice or
       otherwise determines that
       any applicable condition
       specified in Article X has
       not been satisfied, the
       U.S. Dollar Administrative
       Agent will make the funds
       so received from the Banks
       available to the Borrower
       at the U.S. Dollar
       Administrative Agent's
       Payment Office.
       Notwithstanding the
       foregoing provisions of
       this Section, to the
       extent that a U.S. Dollar
       Loan made by a Bank
       matures on the date of a
       requested U.S. Dollar
       Loan, such Bank shall
       apply the proceeds of the
       Loan it is then making to
       the repayment of the
       maturing Loan.

         SECTION 3.2  Rate and
  Payment of Interest.

         (a)  Reference Loans.
       Each Reference Loan shall
       bear interest on the
       outstanding principal
       amount thereof for each
       day from the date such
       Loan is made until it
       becomes due at a rate per
       annum equal to the
       Reference Rate for such
       day.  Such interest shall
       be payable on the last day
       of each calendar quarter
       and on the Termination
       Date.  Any overdue
       principal of and, to the
       extent permitted by law,
       overdue interest on any
       Reference Loan shall bear
       interest, payable on
       demand, for each day until
       paid at a rate per annum
       equal to the sum of 1%
       plus the Reference Rate
       for such day.

         (b)  CD Loans.  Each
       CD Loan shall bear
       interest on the
       outstanding principal
       amount thereof at a rate
       per annum equal to the
       applicable Fixed CD Rate.
       Such interest shall be
       payable on the last day of
       the Interest Period
       therefor and, if such
       Interest Period is longer
       than 90 days, at intervals
       of 90 days after the first
       day thereof.  Any overdue
       principal of and, to the
       extent permitted by law,
       overdue interest on any CD
       Loan shall bear interest,
       payable on demand, for
       each day until paid at a
       rate per annum equal to
       the sum of 1% plus the
       higher of (i) the Fixed CD
       Rate for such CD Loan and
       (ii) the rate applicable
       to Reference Loans for
       such day.

         (c)  Eurodollar
       Loans.  Each Eurodollar
       Loan shall bear interest
       on the outstanding
       principal amount thereof
       at a rate per annum equal
       to the applicable Fixed
       Eurodollar Rate.  Such
       interest shall be payable
       on the last day of the
       Interest Period therefor
       and, if such Interest
       Period is longer than
       three months, at intervals
       of three months after the
       first day thereof.  Any
       overdue principal of and,
       to the extent permitted by
       law, overdue interest on
       any Eurodollar Loan shall
       bear interest, payable on
       demand, for each day from
       and including the date
       payment thereof was due to
       but excluding the date of
       actual payment, at a rate
       per annum equal to the sum
       of 1% plus the
       Eurocurrency Margin plus
       the quotient obtained
       (rounded upward, if
       necessary, to the next
       higher 1/100 of 1%) by
       dividing (i) the interest
       rate per annum at which
       one day (or, if such
       amount due remains unpaid
       more than three Business
       Days, then for such other
       period of time not longer
       than six months as the
       U.S. Dollar Administrative
       Agent may elect) deposits
       in U.S. Dollars, in an
       amount approximately equal
       to the U.S. Dollar
       Administrative Agent's
       overdue Eurodollar Loan
       which is part of the
       applicable Borrowing, are
       offered to the U.S. Dollar
       Administrative Agent in
       the London interbank
       market for the applicable
       period determined as
       provided above, by
       (ii) 1.00 minus the
       Eurocurrency Reserve
       Percentage.

         (d)  The U.S. Dollar
       Administrative Agent shall
       determine each interest
       rate applicable to the
       U.S. Dollar Loans
       hereunder and shall give
       prompt notice to Pentair
       and the other Banks by
       telex, facsimile or cable
       of each rate of interest
       so determined, and its
       determination thereof
       shall be conclusive in the
       absence of manifest error.

         SECTION 3.3  Prepayment.

         (a)  The Borrowers
       may, upon notice to the
       U.S. Dollar Administrative
       Agent not later than one
       Business Day prior to the
       date of prepayment in the
       case of Reference Loans
       and CD Loans and three
       Business Days prior to the
       date of prepayment in the
       case of Eurodollar Loans,
       prepay any Borrowing of
       U.S. Dollar Loans in whole
       at any time, or from time
       to time in part in amounts
       aggregating U.S.$1,000,000
       or any larger multiple of
       U.S.$100,000 (provided
       that after any such
       prepayment the aggregate
       outstanding Reference
       Loans are in an aggregate
       amount of at least
       U.S.$1,000,000, each
       Borrowing of CD Loans is
       in an aggregate amount of
       at least U.S.$1,000,000
       and each Borrowing of
       Eurodollar Loans is in an
       aggregate amount of at
       least U.S.$2,000,000), by
       paying the principal
       amount to be prepaid
       together with accrued
       interest thereon to the
       date of prepayment.  Each
       such optional prepayment
       shall be applied ratably
       to prepay the applicable
       Loans of the several Banks
       in proportion to their
       Commitment Percentages.

         (b)  Any prepayment
       of a CD Loan or Eurodollar
       Loan prior to the last day
       of the Interest Period
       therefor shall be subject
       to Section 2.9.

         (c)  Upon receipt of
       a notice of prepayment
       pursuant to this Section
       (which may be given
       orally, but if so, shall
       be promptly confirmed by
       facsimile), the U.S.
       Dollar Administrative
       Agent shall promptly
       notify each Bank of the
       contents thereof and of
       such Bank's ratable share
       of such prepayment, and
       such notice shall not
       thereafter be revocable by
       the Borrowers.

         SECTION 3.4  General
  Provisions as to Payments.   The
  Borrowers shall make each
  payment of principal of, and
  interest on, U.S. Dollar Loans
  hereunder not later than 11:00
  a.m. (Chicago time) on the date
  when due, in federal or other
  funds immediately available to
  the U.S. Dollar Administrative
  Agent at its Payment Office.
  The U.S. Dollar Administrative
  Agent will promptly distribute
  to each Bank its ratable share
  of each such payment received by
  the U.S. Dollar Administrative
  Agent for the account of the
  Banks.  Whenever any payment of
  Facility Fees or principal of,
  or interest on, any Reference
  Loans or CD Loans shall be due
  on a day which is not a Business
  Day, the date for payment
  thereof shall be extended to the
  next succeeding Business Day.
  Whenever any payment of
  principal of, or interest on,
  any Eurodollar Loans shall be
  due on a day which is not a
  Business Day, the date for
  payment thereof shall be
  extended to the next succeeding
  Business Day unless as a result
  thereof it would fall in the
  next calendar month, in which
  case it shall be advanced to the
  next preceding Business Day.  If
  the date for any payment of
  principal is extended by
  operation of law or otherwise,
  interest thereon shall be
  payable for such extended time.


         ARTICLE IV

     G-7 CURRENCY LOANS

                   SECTION 4.1  Method of
  Borrowing.

         (a)  The applicable
       Borrower shall give the
       G-7 Currency
       Administrative Agent a
       Notice of Borrowing by
       9:00 a.m. (London time) at
       least three Business Days
       before each G-7 Currency
       Borrowing specifying:

         (i)  the date
            of such Borrowing,
            which shall be a
            Business Day,

              (ii) the G-7
            Currency in which
            the Loan is to be
            made,

              (iii)     the
            aggregate amount
            (in such G-7
            Currency) of such
            Borrowing, and

              (iv) the
            duration of the
            Interest Period
            applicable to such
            Borrowing.

              (b)  Upon receipt of
       a Notice of Borrowing, the
       G-7 Currency
       Administrative Agent shall
       promptly notify each Bank
       of the contents thereof
       and of such Bank's ratable
       share of such Borrowing
       and such Notice of
       Borrowing shall not
       thereafter be revocable by
       the applicable Borrower.

         (c)  Not later than
       12:00 noon (London time)
       on the date of each G-7
       Currency Borrowing, each
       Bank shall make available
       its ratable share of such
       Borrowing, in the
       applicable currency,
       immediately available to
       the G-7 Currency
       Administrative Agent at
       its Payment Office.
       Unless the G-7 Currency
       Administrative Agent
       receives notice or
       otherwise determines that
       any applicable condition
       specified in Article X has
       not been satisfied, the
       G-7 Currency
       Administrative Agent will
       make the funds so received
       from the Banks available
       to the applicable Borrower
       at the G-7 Currency
       Administrative Agent's
       Payment Office.
       Notwithstanding the
       foregoing provisions of
       this Section, to the
       extent that a G-7 Currency
       Loan made by a Bank
       matures on the date of a
       requested G-7 Currency
       Loan in the same currency,
       such Bank shall apply the
       proceeds of the Loan it is
       then making to the
       repayment of the maturing
       Loan.

         SECTION 4.2  Rate and
  Payment of Interest.

         (a)  G-7 Currency
       Loans.  Each G-7 Currency
       Loan shall bear interest
       on the outstanding
       principal amount thereof
       at a rate per annum equal
       to the applicable Fixed
       G-7 Rate.  Such interest
       shall be payable on the
       last day of the Interest
       Period therefor and, if
       such Interest Period is
       longer than three months,
       at intervals of three
       months after the first day
       thereof.  Any overdue
       principal of and, to the
       extent permitted by law,
       overdue interest on any
       G-7 Currency Loan shall
       bear interest, payable on
       demand, for each day from
       and including the date
       payment thereof was due to
       but excluding the date of
       actual payment, at a rate
       per annum equal to the sum
       of 1% plus the
       Eurocurrency Margin plus
       the quotient obtained
       (rounded upward, if
       necessary, to the next
       higher 1/100 of 1%) by
       dividing (i) the interest
       rate per annum at which
       one day (or, if such
       amount due remains unpaid
       more than three Business
       Days, then for such other
       period of time not longer
       than six months as the G-7
       Currency Administrative
       Agent may elect) deposits
       in the applicable G-7
       Currency in an amount
       approximately equal to the
       G-7 Currency
       Administrative Agent's
       overdue G-7 Currency Loan
       which is a part of the
       applicable Borrowing, are
       offered to the G-7
       Currency Administrative
       Agent in the London
       interbank market for the
       applicable period
       determined as provided
       above by (ii) 1.00 minus
       the Eurocurrency  Reserve
       Percentage.

         (b)  The G-7
       Administrative Agent shall
       determine the interest
       rate applicable to the G-7
       Currency Loans hereunder
       and shall give prompt
       notice to Pentair and the
       other Banks by telex,
       facsimile or cable of each
       rate of interest so
       determined, and its
       determination thereof
       shall be conclusive in the
       absence of manifest error.

         SECTION 4.3  Prepayment.

         (a)  The Borrowers
       may, upon not less than
       four Business Days' prior
       notice to the G-7 Currency
       Administrative Agent,
       prepay any Borrowing of
       G-7 Currency Loans in
       whole at any time, or from
       time to time in part in an
       aggregate Equivalent
       Amount of at least
       U.S.$1,000,000 and an
       integral multiple of
       100,000 units of the
       applicable G-7 Currency
       (provided that after any
       such prepayment, each
       Borrowing of G-7 Currency
       Loans is in an aggregate
       Equivalent Amount of at
       least U.S.$2,000,000), by
       paying the principal
       amount to be prepaid
       together with accrued
       interest thereon to the
       date of prepayment.  Each
       such optional prepayment
       shall be applied ratably
       to the several Banks in
       proportion to their
       Commitment Percentages.

         (b)  Any prepayment
       of a G-7 Currency Loan
       prior to the last day of
       the Interest Period
       therefor shall be subject
       to Section 2.9.

         (c)  Upon receipt of
       a notice pursuant to this
       Section (which may be
       given orally, but if so,
       shall be promptly
       confirmed by facsimile),
       the G-7 Currency
       Administrative Agent shall
       promptly notify each Bank
       of the contents thereof
       and of such Bank's ratable
       share of such prepayment,
       and such notice shall not
       thereafter be revocable by
       the Borrowers.

         SECTION 4.4  General
  Provisions as to Payments.  The
  Borrowers shall make each
  payment to be made in a G-7
  Currency of principal of, and
  interest on, the G-7 Currency
  Loans hereunder not later than
  12:00 noon (London time) on the
  date when due, in the applicable
  G-7 Currency funds as may then
  be customary for settlement of
  international transactions in
  such G-7 Currency immediately
  available to the G-7 Currency
  Administrative Agent at its
  Payment Office.  The G-7
  Currency Administrative Agent
  will promptly distribute to each
  Bank its ratable share of each
  such payment received by the G-7
  Currency Administrative Agent
  for the account of the Banks in
  like funds.  Whenever any
  payment of principal of, or
  interest on, any G-7 Currency
  Loans shall be due on a day
  which is not a Business Day, the
  date for payment thereof shall
  be extended to the next
  succeeding Business Day unless
  as a result thereof it would
  fall in the next calendar month,
  in which case it shall be
  advanced to the next preceding
  Business Day.  If the date for
  any payment of principal is
  extended by operation of law or
  otherwise, interest thereon
  shall be payable for such
  extended time.

         SECTION 4.5
  Impracticability of Funding.
  Notwithstanding the satisfaction
  of all conditions referred to in
  this Agreement with respect to
  any Borrowing to be denominated
  in a G-7 Currency, if there
  shall occur on or prior to the
  date of such borrowing any
  change in national or
  international financial,
  political or economic conditions
  or currency exchange rates or
  exchange controls which would in
  the opinion of the G-7 Currency
  Administrative Agent make it
  impracticable for the Loans
  comprising such borrowing to be
  denominated in such G-7
  Currency, then the G-7 Currency
  Administrative Agent shall
  forthwith give notice thereof to
  Pentair and the Banks, and such
  Loans shall not be made.

         SECTION 4.6  Costs.

              (a)  If the cost to
       any Bank of making or
       maintaining any G-7
       Currency Loan is
       increased, or the amount
       of any sum received or
       receivable by any Bank (or
       its Lending Office) in
       respect of any such Loan
       is reduced, by an amount
       deemed by such Bank to be
       material, by reason of the
       fact that a Borrower is
       incorporated in, or
       conducts business in, a
       jurisdiction outside the
       United States, such
       Borrower shall indemnify
       such Bank for the
       increased cost or
       reduction within 15 days
       of demand by such Bank
       (with a copy to the G-7
       Currency Administrative
       Agent).  A certificate of
       any Bank claiming
       compensation under this
       Section 4.6 and setting
       forth the additional
       amount or amounts to be
       paid to it hereunder shall
       be conclusive in the
       absence of manifest error.

         (b)   Each Bank will
       promptly notify Pentair of
       any event of which it has
       knowledge, occurring after
       the date hereof, which
       will entitle such Bank to
       compensation or the
       payment of additional
       amounts pursuant to this
       Section 4.6 and will
       designate a different
       Lending Office if such
       designation will avoid the
       need for, or reduce the
       amount of, such
       compensation or additional
       amounts and will not, in
       the sole judgment of such
       Bank, be otherwise
       disadvantageous to such
       Bank.


             ARTICLE V

      OVERNIGHT LOANS

                   SECTION 5.1  Method of
  Borrowing.

         (a)  Pentair shall
       give the Overnight Bank a
       Notice of Borrowing (which
       may be given orally, but
       if so, shall be promptly
       confirmed by facsimile) no
       later than 12:00 noon
       (Minneapolis time) on the
       day of each Borrowing of
       Reference and Daily
       Pricing Loans, specifying:

                   (i)  the date
            of such Borrowing,
            which shall be a
            Business Day,

                        (ii) the amount
            of such Borrowing,
            and

                        (iii)     whether
            the Loans
            comprising such
            Borrowing are to be
            Reference Loans or
            Daily Pricing
            Loans.

            In the event that Pentair
       does not request a new
       borrowing prior to the
       last day of any Interest
       Period and does not
       otherwise provide funds to
       pay Overnight Loans
       maturing on such day,

                   (x)  if the
            Loans maturing on
            such day are
            Reference Loans,
            Pentair shall be
            deemed to have
            given the Overnight
            Bank a Notice of
            Borrowing
            requesting
            Reference Loans on
            such day in the
            principal amount of
            the Loans coming
            due on such day;
            and
                        (y)  if the
            Loans maturing on
            such day are Daily
            Pricing Loans,
            Pentair shall be
            deemed to have
            given the Overnight
            Bank a Notice of
            Borrowing
            requesting Daily
            Pricing Loans on
            such day in the
            principal amount of
            the Loans coming
            due on such day.

              (b)  Not later than
       2:00 p.m. (Minneapolis
       time) on the date of each
       Borrowing of Overnight
       Loans, the Overnight Bank
       shall deposit the amount
       of such Borrowing, in
       federal or other funds
       immediately available, in
       Pentair's deposit account
       maintained with the
       Overnight Bank unless the
       Overnight Bank receives
       notice or otherwise
       determines that any
       applicable condition
       specified in Article X has
       not been satisfied.
       Notwithstanding the
       foregoing provisions of
       this Section, to the
       extent that an Overnight
       Loan matures on the date
       of a requested Overnight
       Loan, the Overnight Bank
       shall apply the proceeds
       of the Overnight Loan it
       is then making to the
       repayment of the maturing
       Overnight Loan.

         SECTION 5.2  Rate and
  Payment of Interest.

         (a)  Reference Loans.
       Each Reference Loan shall
       bear interest on the
       outstanding principal
       amount thereof for each
       day from the date such
       Loan is made until it
       becomes due at a rate per
       annum equal to the
       Reference Rate for such
       day.  Such interest shall
       be payable on the last day
       of each calendar quarter
       and on the Termination
       Date.  Any overdue
       principal of and, to the
       extent permitted by law,
       overdue interest on any
       Reference Loan shall bear
       interest, payable on
       demand, for each day until
       paid at a rate per annum
       equal to the sum of 1%
       plus the Reference Rate
       for such day.

         (b)  Daily Pricing
       Loans.  Each Daily Pricing
       Loan shall bear interest
       on the outstanding
       principal amount thereof
       for each day from the date
       such Loan is made until it
       becomes due at a rate per
       annum equal to the Daily
       Pricing Rate for such day.
       Such interest shall be
       payable on the last day of
       the Interest Period
       therefor and on the day of
       any prepayment thereof.
       Any overdue principal of
       and, to the extent
       permitted by law, overdue
       interest on any Daily
       Pricing Loan shall bear
       interest, payable on
       demand, for each day until
       paid at a rate per annum
       equal to the sum of 1%
       plus the otherwise
       applicable Daily Pricing
       Rate for such day.

         (c)  Rate of
       Interest.  The Overnight
       Administrative Agent shall
       determine each interest
       rate applicable to the
       Overnight Loans hereunder
       and shall give prompt
       notice to Pentair by
       telex, facsimile or cable
       of each rate of interest
       so determined, and its
       determination thereof
       shall be conclusive in the
       absence of manifest error.

         SECTION 5.3  Prepayment.

         (a)  Pentair may, by
       notice to the Overnight
       Bank not later than 4:00
       p.m. on any Business Day,
       prepay Overnight Loans in
       whole at any time, or from
       time to time in part in
       the amount of
       U.S.$1,000,000 or any
       larger multiple of
       U.S.$100,000 (provided
       that after such prepayment
       the outstanding Overnight
       Reference Loans are in an
       aggregate amount of at
       least U.S.$1,000,000 and
       each Daily Pricing Loan is
       in an amount permitted by
       the definition thereof),
       by paying the principal
       amount to be prepaid
       together with accrued
       interest thereon to the
       date of prepayment.

         (b)  Upon receipt of
       a notice of prepayment
       pursuant to this Section
       (which may be given
       orally, but if so, shall
       be promptly confirmed by
       facsimile), such notice
       shall not thereafter be
       revocable by Pentair.

         SECTION 5.4  General
  Provisions as to Payments.
  Pentair shall make each payment
  of principal of, and interest
  on, Overnight Loans not later
  than 12:00 noon (Minneapolis
  time) on the date when due, in
  federal or other funds
  immediately available to the
  Overnight Bank at its Payment
  Office.  Whenever any payment of
  facility fees or principal of,
  or interest on, any Overnight
  Loans shall be due on a day
  which is not a Business Day, the
  date for payment thereof shall
  be extended to the next
  succeeding Business Day.  If the
  date for any payment of
  principal is extended by
  operation of law or otherwise,
  interest thereon shall be
  payable for such extended time.

         SECTION 5.5  Refunding of
  Overnight Loans.  The Overnight
  Bank may, in its sole and
  absolute discretion at any time
  that a Default exists, on behalf
  of Pentair (which hereby
  irrevocably directs the
  Overnight Bank to act on its
  behalf), request each Bank to
  make a U.S. Dollar Loan in an
  amount equal to such Bank's
  Commitment Percentage of the
  principal amount of the
  Overnight Loans outstanding on
  the date such notice is given.
  Unless any of the events
  described in paragraph (f) or
  (g) of Section 13.1 shall have
  occurred (in which event the
  procedures of Section 5.6 shall
  apply), and regardless of
  whether the conditions precedent
  set forth in this Agreement to
  the making of a Loan are then
  satisfied or the aggregate
  amount of such Loans is not in
  the minimum or integral amount
  otherwise required hereunder for
  U.S. Dollar Loans, each Bank
  shall make the proceeds of its
  Loan available to the U.S.
  Dollar Administrative Agent for
  the account of the Overnight
  Bank at the office of BofA in
  San Francisco prior to 11:00
  a.m. (Chicago time) in
  immediately available funds on
  the Business Day next succeeding
  the date such notice is given.
  The proceeds of such Loans shall
  be immediately applied to repay
  the outstanding Overnight Loans.
  All Loans made pursuant to this
  Section 5.5 shall be Reference
  Loans.

         SECTION 5.6  Participations
  in Overnight Loans.

         (a)  If an event
       described in paragraph (f)
       or (g) of Section 13.1
       exists (or for any reason
       the Banks may not make
       U.S. Dollar Loans pursuant
       to Section 5.5), each Bank
       will, upon notice from the
       Overnight Bank, purchase
       from the Overnight Bank
       (and the Overnight Bank
       will sell to each other
       Bank) an undivided
       participation interest in
       all outstanding Overnight
       Loans in an amount equal
       to its Commitment
       Percentage of the
       outstanding principal
       amount of the Overnight
       Loans (and each Bank will
       immediately transfer to
       the Overnight Bank, in
       immediately available
       funds, the amount of its
       participation).

         (b)  Whenever, at any
       time after the Overnight
       Bank has received payment
       for any other Bank's
       participation interest in
       Overnight Loans pursuant
       to clause (a), the
       Overnight Bank receives
       any payment on account
       thereof, the Overnight
       Bank will distribute to
       such Bank its
       participation interest in
       such amount (appropriately
       adjusted, in the case of
       interest payments, to
       reflect the period of time
       during which such Bank's
       participation interest was
       outstanding and funded) in
       like funds as received;
       provided, however, that in
       the event that such
       payment received by the
       Overnight Bank is required
       to be returned, such other
       Bank will return to the
       Overnight Bank any portion
       thereof previously
       distributed by the
       Overnight Bank to it in
       like funds as such payment
       is required to be returned
       by the Overnight Bank.

         SECTION 5.7  Overnight
  Participation Obligations
  Unconditional.

         (a)  Each Bank's
       obligation to make Loans
       pursuant to Section 5.5
       and/or to purchase
       participation interests in
       Overnight Loans pursuant
       to Section 5.6 shall be
       absolute and unconditional
       and shall not be affected
       by any circumstance
       whatsoever, including (a)
       any set-off, counterclaim,
       recoupment, defense or
       other right which such
       Bank may have against the
       Overnight Bank, any
       Borrower or any other
       Person for any reason
       whatsoever; (b) the
       occurrence or continuance
       of a Default; (c) any
       adverse change in the
       condition (financial or
       otherwise) of any Borrower
       or any other Person; (d)
       any breach of this
       Agreement by any Borrower
       or any other Bank; (e) any
       inability of Pentair to
       satisfy the conditions
       precedent to borrowing set
       forth in this Agreement on
       the date upon which any
       Overnight Loan is to be
       refunded or any
       participation interest
       therein is to be
       purchased; or (f) any
       other circumstance,
       happening or event
       whatsoever, whether or not
       similar to any of the
       foregoing.

         (b)  Notwithstanding
       the provisions of
       clause (a) above, no Bank
       shall be required to make
       any Loan to Pentair to
       refund an Overnight Loan
       pursuant to Section 5.5 or
       to purchase a
       participation interest in
       an Overnight Loan pursuant
       to Section 5.6 if, prior
       to the making by the
       Overnight Bank of such
       Overnight Loan, the
       Overnight Bank received
       written notice from any
       Agent or any Bank
       specifying that such Agent
       or such Bank believed in
       good faith that one or
       more of the conditions
       precedent to the making of
       such Overnight Loan were
       not satisfied and, in
       fact, such conditions
       precedent were not
       satisfied at the time of
       the making of such
       Overnight Loan.


            ARTICLE VI

       CANADIAN LOANS

                   SECTION  6.1  Method of
  Borrowing.

         (a)  Pentair (on behalf of
  Pentair Canada) shall give the
  Canadian Administrative Agent a
  Notice of Borrowing (which may
  be given orally, but if so,
  shall be promptly confirmed by
  facsimile) no later than 9:00
  a.m. (Chicago time) on the day
  of each Prime Borrowing, at
  least two Business Days before
  each BA Borrowing and at least
  three Business Days before each
  Eurodollar Borrowing specifying:

         (i)  the date
            of such Borrowing,
            which shall be a
            Business Day,

              (ii) the
            aggregate amount of
            such Borrowing,

              (iii)     whether
            the Loans
            comprising such
            Borrowing are to be
            Prime Loans, BA
            Loans or Eurodollar
            Loans, and

              (iv) if a BA
            Borrowing or
            Eurodollar
            Borrowing, the
            duration of the
            Interest Period
            applicable to such
            Borrowing.

            In the event that Pentair
       (on behalf of Pentair
       Canada) does not request a
       new borrowing prior to the
       last day of any Interest
       Period and Pentair Canada
       does not otherwise provide
       funds to pay Canadian
       Loans maturing on such
       day, Pentair Canada shall
       be deemed to have given
       the Canadian
       Administrative Agent a
       Notice of Borrowing
       requesting Prime Loans on
       such day in the principal
       amount of the Canadian
       Loans coming due on such
       day.

         (b)  Upon receipt of
       a Notice of Borrowing, the
       Canadian Administrative
       Agent shall promptly
       notify each Canadian Bank
       of the contents thereof
       and of such Canadian
       Bank's ratable share of
       such Borrowing and such
       Notice of Borrowing shall
       not thereafter be
       revocable by Pentair
       Canada.

         (c)  Not later than
       11:00 a.m. (Chicago time)
       on the date of each
       Borrowing of a Prime, BA
       or Eurodollar Loan, each
       Canadian Bank shall make
       available its ratable
       share of such Borrowing,
       in immediately available
       funds, to the Canadian
       Administrative Agent at
       the Canadian
       Administrative Agent's
       Payment Office.  Unless
       the Canadian
       Administrative Agent
       receives notice or
       otherwise determines that
       any applicable condition
       specified in Article X has
       not been satisfied, the
       Canadian Administrative
       Agent will make the funds
       so received from the
       Canadian Banks available
       to Pentair Canada at the
       Canadian Administrative
       Agent's Payment Office.
       Notwithstanding the
       foregoing provisions of
       this Section, to the
       extent that a Canadian
       Loan made by a Canadian
       Bank matures on the date
       of a requested Canadian
       Loan, such Canadian Bank
       shall apply the proceeds
       of the Loan it is then
       making to the repayment of
       the maturing Canadian
       Loan.

         SECTION 6.2  Rate and
  Payment of Interest.

         (a)  Prime Loans.
       Each Prime Loan shall bear
       interest on the
       outstanding principal
       amount thereof for each
       day from the date such
       Loan is made until it
       becomes due at a rate per
       annum equal to the Prime
       Rate for such day.  Such
       interest shall be payable
       on the last day of each
       calendar quarter and on
       the Termination Date.  Any
       overdue principal of and,
       to the extent permitted by
       law, overdue interest on
       any Prime Loan shall bear
       interest, payable on
       demand, for each day until
       paid at a rate per annum
       equal to the sum of 1%
       plus the Prime Rate for
       such day.

         (b)  BA Loans.  Each
       BA Loan shall bear
       interest on the
       outstanding principal
       amount thereof at a rate
       per annum equal to the
       applicable Fixed BA Rate.
       Such interest shall be
       payable on the last day of
       the Interest Period
       therefor and, if such
       Interest Period is longer
       than 90 days, at intervals
       of 90 days after the first
       day thereof.  Any overdue
       principal of and, to the
       extent permitted by law,
       overdue interest on any BA
       Loan shall bear interest,
       payable on demand, for
       each day until paid at a
       rate per annum equal to
       the sum of 1% plus the
       higher of (i) the Fixed BA
       Rate for such BA Loan and
       (ii) the rate applicable
       to Prime Loans for such
       day.

         (c)  Eurodollar
       Loans.  Each Eurodollar
       Loan shall bear interest
       on the outstanding
       principal amount thereof
       at a rate per annum equal
       to the applicable Fixed
       Eurodollar Rate.  Such
       interest shall be payable
       on the last day of the
       Interest Period therefor
       and, if such Interest
       Period is longer than
       three months, at intervals
       of three months after the
       first day thereof.  Any
       overdue principal of and,
       to the extent permitted by
       law, overdue interest on
       any Eurodollar Loan shall
       bear interest, payable on
       demand, for each day from
       and including the date
       payment thereof was due to
       but excluding the date of
       actual payment, at a rate
       per annum equal to the sum
       of 1% plus the
       Eurocurrency Margin plus
       the quotient obtained
       (rounded upward, if
       necessary, to the next
       higher 1/100 of 1%) by
       dividing (i) the interest
       rate per annum at which
       one day (or, if such
       amount due remains unpaid
       more than three Business
       Days, then for such other
       period of time not longer
       than six months as the
       Canadian Administrative
       Agent may elect) deposits
       in dollars, in an amount
       approximately equal to the
       Canadian Administrative
       Agent's overdue Eurodollar
       Loan which is part of the
       applicable Borrowing, are
       offered to the Canadian
       Administrative Agent in
       the London interbank
       market for the applicable
       period determined as
       provided above, by
       (ii) 1.00 minus the
       Eurocurrency Reserve
       Percentage.

         (d)  The Canadian
       Administrative Agent shall
       determine each interest
       rate applicable to the
       Canadian Loans hereunder
       and shall give prompt
       notice to Pentair and the
       other Canadian Banks by
       telex, facsimile or cable
       of each rate of interest
       so determined, and its
       determination thereof
       shall be conclusive in the
       absence of manifest error.

         SECTION 6.3  Prepayment.

         (a)  Pentair Canada
       may, upon notice to the
       Canadian Administrative
       Agent (which may be given
       by Pentair) not later than
       one Business Day prior to
       the date of prepayment in
       the case of Prime Loans,
       not later than two
       Business Days prior to the
       date of prepayment in the
       case of BA Loans and not
       later than three Business
       Days prior to the date of
       prepayment in the case of
       Eurodollar Loans, prepay
       any Borrowing of Canadian
       Loans in whole at any
       time, or from time to time
       in part in amounts
       aggregating Cdn.
       $1,000,000 or any larger
       multiple of Cdn. $100,000
       (provided that after any
       such prepayment the
       aggregate outstanding
       Prime Loans are in an
       aggregate amount of at
       least Cdn. $1,000,000,
       each Borrowing of BA Loans
       is in an aggregate amount
       of at least Cdn.
       $1,000,000 and each
       Borrowing of Eurodollar
       Loans is in an aggregate
       amount of at least Cdn.
       $2,000,000), by paying the
       principal amount to be
       prepaid together with
       accrued interest thereon
       to the date of prepayment.
       Each such optional
       prepayment shall be
       applied ratably to prepay
       the applicable Loans of
       the several Canadian Banks
       in proportion to their
       Canadian Percentages.

         (b)  Any prepayment
       of a BA Loan or Eurodollar
       Loan prior to the last day
       of the Interest Period
       therefor shall be subject
       to Section 2.9.

         (c)  Upon receipt of
       a notice of prepayment
       pursuant to this Section
       (which may be given
       orally, but if so, shall
       be promptly confirmed by
       facsimile), the Canadian
       Administrative Agent shall
       promptly notify each
       Canadian Bank of the
       contents thereof and of
       such Canadian Bank's
       ratable share of such
       prepayment, and such
       notice shall not
       thereafter be revocable by
       the Pentair Canada.

         SECTION 6.4  General
  Provisions as to Payments.
  Pentair Canada shall make each
  payment of principal of, and
  interest on, Canadian Loans
  hereunder not later than 11:00
  a.m. (Chicago time) on the date
  when due, in funds immediately
  available to the Canadian
  Administrative Agent at its
  Payment Office.  The Canadian
  Administrative Agent will
  promptly distribute to each
  Canadian Bank its ratable share
  of each such payment received by
  the Canadian Administrative
  Agent for the account of the
  Canadian Banks.  Whenever any
  payment of principal of, or
  interest on, any Prime Loans or
  BA Loans shall be due on a day
  which is not a Business Day, the
  date for payment thereof shall
  be extended to the next
  succeeding Business Day.
  Whenever any payment of
  principal of, or interest on,
  any Eurodollar Loans shall be
  due on a day which is not a
  Business Day, the date for
  payment thereof shall be
  extended to the next succeeding
  Business Day unless as a result
  thereof it would fall in the
  next calendar month, in which
  case it shall be advanced to the
  next preceding Business Day.  If
  the date for any payment of
  principal is extended by
  operation of law or otherwise,
  interest thereon shall be
  payable for such extended time.

         SECTION 6.5  Participations
  in Canadian Loans.

         (a)  The Majority
       Canadian Banks may, in
       their sole and complete
       discretion at any time a
       Default exists, require
       each Bank which is not,
       and has not designated a
       branch or affiliate as, a
       Canadian Bank (a
       "Non-Canadian Bank") to,
       and each Non-Canadian Bank
       agrees that promptly upon
       notice from the Majority
       Canadian Banks it will,
       purchase from each
       Canadian Bank (and each
       Canadian Bank will sell to
       each Non-Canadian Bank) an
       undivided participation
       interest in all
       outstanding Canadian Loans
       in an amount so that,
       after giving effect to all
       such purchases and sales,
       each Bank will have a
       direct or participation
       interest in all
       outstanding Canadian Loans
       in an amount equal to its
       Commitment Percentage of
       such Loans.  In
       furtherance of the
       foregoing, each Bank
       agrees that promptly upon
       receipt of such notice it
       will transfer to the
       Canadian Administrative
       Agent, in immediately
       available funds, an amount
       equal to its Commitment
       Percentage of all
       outstanding Canadian
       Loans, and promptly upon
       receipt of such funds the
       Canadian Administrative
       Agent will transfer to
       each Canadian Bank its pro
       rata share thereof.

         (b)  Whenever, at any
       time after the Canadian
       Administrative Agent has
       received funds from a
       Non-Canadian Bank in
       payment of its
       participation interest in
       the Canadian Loans
       pursuant to clause (a),
       the Canadian
       Administrative Agent
       receives any payment on
       account of any Canadian
       Loans, the Canadian
       Administrative Agent will
       distribute such funds in a
       manner which gives effect
       to the purchase of such
       participation interests
       (appropriately adjusted,
       in the case of interest
       payments, to reflect the
       period of time during
       which such Non-Canadian
       Bank's participation
       interest was outstanding
       and funded and to reflect
       any amounts withheld on
       account of withholding
       taxes attributable to any
       particular Bank) in like
       funds as received (and if
       any Canadian Bank receives
       any payment directly on
       account of any Canadian
       Loan, such Canadian Bank
       shall promptly deliver the
       proceeds thereof to the
       Canadian Administrative
       Agent for distribution as
       provided above); provided,
       however, that in the event
       any such payment is
       required to be returned by
       the Canadian
       Administrative Agent or
       any Canadian Bank, such
       Non-Canadian Bank will
       return to the Canadian
       Administrative Agent or
       such Canadian Bank any
       portion thereof previously
       distributed by the
       Canadian Administrative
       Agent to it in like funds
       as is required to be
       returned by the Canadian
       Administrative Agent or
       such Canadian Bank.

         SECTION 6.6  Canadian
  Participation Obligations
  Unconditional.

         (a)  Each
       Non-Canadian Bank's
       obligation to purchase
       participation interests in
       Canadian Loans pursuant to
       Section 6.5 shall be
       absolute and unconditional
       and shall not be affected
       by any circumstance
       whatsoever, including (a)
       any set-off, counterclaim,
       recoupment, defense or
       other right which such
       Non-Canadian Bank may have
       against the Canadian
       Administrative Agent, any
       Canadian Bank, any
       Borrower or any other
       Person for any reason
       whatsoever; (b) the
       occurrence or continuance
       of a Default; (c) any
       adverse change in the
       condition (financial or
       otherwise) of any Borrower
       or any other Person; (d)
       any breach of this
       Agreement by any Borrower
       or any other Bank; (e) any
       inability of Pentair
       Canada to satisfy the
       conditions precedent to
       borrowing set forth in
       this Agreement on the date
       upon which any
       participation interest in
       any Canadian Loan is to be
       purchased; or (f) any
       other circumstance,
       happening or event
       whatsoever, whether or not
       similar to any of the
       foregoing.

         (b)  Notwithstanding
       the provisions of
       clause (a) above, no
       Non-Canadian Bank shall be
       required to purchase a
       participation interest in
       a Canadian Loan pursuant
       to Section 6.5 if, prior
       to the making by the
       Canadian Banks of such
       Canadian Loan, the
       Canadian Banks received
       written notice from any
       Agent or any Bank
       specifying that such Agent
       or such Bank believed in
       good faith that one or
       more of the conditions
       precedent to the making of
       such Canadian Loan were
       not satisfied and, in
       fact, such conditions
       precedent were not
       satisfied at the time of
       the making of such
       Canadian Loan.

            ARTICLE VII

     DOMESTIC BID LOANS

                   SECTION 7.1  Domestic Bid
  Loan Request.  Any Borrower,
  acting (in the case of a
  Borrower other than Pentair)
  through Pentair as its agent,
  may submit a Bid Loan Request to
  the U.S. Dollar Administrative
  Agent for Domestic Bid Loans
  corresponding to up to three
  different Interest Periods.
  Such submission shall be made
  not later than 10:00 a.m.
  (Chicago time) by telephone,

         (a)  in the case of a
       Domestic Margin Bid
       Request, four Business
       Days prior to the Funding
       Date, and

         (b)  in the case of
       an Absolute Rate Bid
       Request, one Business Day
       prior to the Funding Date,

       promptly followed by written
  confirmation, substantially in
  the form of Exhibit B-1,
  personally delivered, or
  transmitted by telex or
  facsimile, to the U.S. Dollar
  Administrative Agent.

         Each Bid Loan Request under
  this Article VII shall designate
  the following:

              (i)  the name of the
       Borrower;

         (ii) the Maximum
       Request;

         (iii)     a single type of
       interest rate for all Bid
       Loans requested, i.e., an
       Absolute Rate or a Margin
       Rate;

         (iv) the number of
       Bid Loans requested, up to
       three, and the Interest
       Period applicable to each
       thereof; and

         (v)   a single
       Funding Date for all Bid
       Loans requested.

         The U.S. Dollar
  Administrative Agent shall
  promptly inform each Bank of its
  receipt of such Bid Loan Request
  and the substance thereof.  The
  Borrowers may not make more than
  four Bid Loan Requests under
  this Article VII in any calendar
  month, and there shall be at
  least five Business Days between
  each Funding Date requested by
  the Borrowers under this
  Article VII.

         SECTION 7.2  Amount and
  Increments of Loans.  Each Bid
  Loan Request under this
  Article VII shall request Bid
  Loans in a minimum amount, in
  the aggregate for all Interest
  Periods, of U.S.$5,000,000 or an
  integral multiple of
  U.S.$1,000,000 over such amount,
  not to exceed, however, the
  amount by which

         (a)  the Total
       Commitment
       exceeds
              (b)  the sum of the
       aggregate outstanding
       principal amount of all
       outstanding Loans plus all
       Letter of Credit
       Obligations,

       calculated by the U.S. Dollar
  Administrative Agent as of the
  relevant Funding Date, assuming
  that the Borrowers will pay,
  when due, all Loans maturing
  prior to or on such Funding
  Date, and that all Loans for
  which Notices of Borrowing have
  been given and not yet funded
  will be made prior to such
  Funding Date.

         SECTION 7.3  Bidding
  Procedure.  Each Bank shall have
  the right, but not the
  obligation, to offer to make all
  or any part of any Domestic Bid
  Loan or Loans described on any
  Bid Loan Request under this
  Article VII at an interest rate
  of the type specified therein in
  a minimum amount of
  U.S.$1,000,000, or an integral
  multiple thereof, in the
  aggregate for all Interest
  Periods and for all interest
  rates corresponding to each
  thereof.  Any Bank desiring to
  make such an offer shall submit
  to the U.S. Dollar
  Administrative Agent by
  telephone its Bid:

         (a)  with respect to
       a Domestic Margin Bid
       Request, not later than
       10:00 a.m. (Chicago time)
       three Business Days prior
       to the Funding Date
       specified in such Request,
       and

         (b)  with respect to
       an Absolute Rate Bid
       Request, by 8:45 a.m.
       (Chicago time) on the
       Funding Date specified in
       such Request

       (such 10:00 a.m. or 8:45 a.m.
  time, as applicable, herein
  called the "Domestic Submission
  Deadline ) promptly followed by
  written confirmation,
  substantially in the form of
  Exhibit C-1, personally
  delivered, or transmitted by
  facsimile, to the U.S. Dollar
  Administrative Agent; provided
  that any Bid submitted by the
  U.S. Dollar Administrative Agent
  (or any Affiliate thereof) in
  its capacity as a Bank shall be
  submitted not later than 15
  minutes prior to the Domestic
  Submission Deadline.  Each Bank
  may offer to make all or any
  part of any Domestic Bid Loan or
  Loans for a single Interest
  Period at more than one interest
  rate so long as:

              (i)  such offers are
       made in accordance with
       the procedures described
       herein;

              (ii) each interest
       rate applies to a portion
       of a Bid Loan in a minimum
       amount of U.S.$1,000,000
       or an integral multiple
       thereof;

              (iii)     such Bank does
       not offer to make Bid
       Loans with more than four
       interest rates for any
       single Interest Period,
       and

              (iv) all such
       interest rates are of the
       single type designated in
       such Bid Loan Request.

       The aggregate amount of Bid
  Loans (whether for a single
  Interest Period or for all
  Interest Periods) offered in a
  Bid may exceed the Maximum
  Request of the corresponding Bid
  Loan Request.  However, each Bid
  shall set forth the Maximum
  Offer which the applicable
  Borrower may accept pursuant to
  such Bid, and such Maximum Offer
  shall not exceed the Maximum
  Request.

         If any Bid omits information
  required by the form provided as
  Exhibit C-1, the U.S. Dollar
  Administrative Agent will
  promptly attempt to notify the
  Bank submitting such Bid and
  such Bank may resubmit such Bid
  if it is able to do so prior to
  the Domestic Submission Deadline
  but without modifying any
  Absolute Rate Bid or Domestic
  Margin Bid originally set forth
  therein.

         SECTION 7.4  Acceptance of
  Bids.

         (a)  Domestic Margin
       Bids.  At or prior to
       10:30 a.m. (Chicago time)
       on the day of the Domestic
       Submission Deadline, the
       U.S. Dollar Administrative
       Agent will give telephonic
       notice (promptly confirmed
       in writing) to Pentair of
       all Domestic Margin Bids
       received and the substance
       thereof.  The applicable
       Borrower, acting (in the
       case of a Borrower other
       than Pentair) through
       Pentair as its agent,
       shall, in its sole
       discretion but subject to
       the provisions of Section
       7.4(c), irrevocably accept
       or reject any Domestic
       Margin Bid (or portion of
       the principal amount of
       any Bid Loan offered with
       such Domestic Margin Bid)
       by telephonic notice
       (promptly confirmed in
       writing) to the U.S.
       Dollar Administrative
       Agent, to be given at or
       prior to 10:45 a.m.
       (Chicago time) on such
       day.  The U.S. Dollar
       Administrative Agent will
       promptly notify each Bank
       that has submitted a
       Domestic Margin Bid by
       telephone, at or prior to
       11:15 a.m. (Chicago time)
       on such day (promptly
       confirmed in writing), to
       what extent such Bank's
       Domestic Margin Bid has
       been accepted and the
       details of such
       acceptance, together with
       instructions regarding the
       funding of the Bid Loans
       contemplated thereby.  In
       the event Pentair fails to
       provide such telephonic
       notice to the U.S. Dollar
       Administrative Agent at or
       prior to 10:45 a.m.
       (Chicago time) on such
       day, the U.S. Dollar
       Administrative Agent may
       presume conclusively that
       the applicable Borrower
       has totally rejected all
       such Domestic Margin Bids
       and the U.S. Dollar
       Administrative Agent will
       notify each Bank that has
       submitted a Domestic
       Margin Bid of such
       rejection by telephone on
       such day (promptly
       confirmed in writing).  At
       or prior to 11:00 a.m.
       (Chicago time) two
       Business Days prior to the
       proposed Funding Date for
       any Domestic Margin Rate
       Bid Loans, the U.S. Dollar
       Administrative Agent shall
       notify Pentair and each
       Bank with respect to which
       any portion of such Bank's
       Domestic Margin Bid has
       been accepted of the
       Interbank Offered Rate
       applicable to such Bid
       Loans as determined
       pursuant to the definition
       of "Interbank Offered
       Rate.

         (b)  Absolute Rate
       Bids.  At or prior to 9:00
       a.m. (Chicago time) on the
       Funding Date proposed in
       an Absolute Rate Bid
       Request, the U.S. Dollar
       Administrative Agent will
       give telephonic notice
       (promptly confirmed in
       writing) to Pentair of all
       Absolute Rate Bids
       received and the substance
       thereof.  The applicable
       Borrower, acting (in the
       case of a Borrower other
       than Pentair) through
       Pentair as its agent,
       shall, in its sole
       discretion but subject to
       the provisions of Section
       7.4(c), irrevocably accept
       or reject any Absolute
       Rate Bid (or portion of
       the principal amount of
       any Bid Loan offered with
       such Absolute Rate Bid) by
       telephonic notice
       (promptly confirmed in
       writing) to the U.S.
       Dollar Administrative
       Agent to be given at or
       prior to 9:15 a.m.
       (Chicago time) on such
       day.  The U.S. Dollar
       Administrative Agent will
       notify each Bank that has
       submitted an Absolute Rate
       Bid by telephone, at or
       prior to 9:30 a.m.
       (Chicago time) on such day
       (promptly confirmed in
       writing), to what extent
       such Bank's Absolute Rate
       Bid has been accepted and
       the details of such
       acceptance, together with
       instructions regarding the
       funding of the Bid Loans
       contemplated thereby.  In
       the event Pentair fails to
       provide such telephonic
       notice to the U.S. Dollar
       Administrative Agent at or
       prior to 9:15 a.m.
       (Chicago time) on the same
       day as the Domestic
       Submission Deadline, the
       U.S. Dollar Administrative
       Agent may presume
       conclusively that the
       applicable Borrower has
       totally rejected all such
       Absolute Rate Bids and the
       U.S. Dollar Administrative
       Agent will notify each
       Bank that has submitted an
       Absolute Rate Bid of such
       rejection by telephone on
       such day (promptly
       confirmed in writing).

         (c)  Acceptance
       Guidelines.

                   (i)  Portion
            Size.  When a
            Borrower accepts a
            portion, but not
            all, of the
            principal amount of
            any Domestic Bid
            Loan offered for
            any single Interest
            Period at a single
            interest rate in
            any Bank's Bid,
            such Borrower shall
            accept such portion
            in an amount of not
            less than
            U.S.$1,000,000 or
            an integral
            multiple of
            U.S.$100,000 over
            such amount for any
            such Bank.

                        (ii) Aggregate
            Amount.  The amount
            of all Domestic Bid
            Loans accepted by
            the Borrowers, in
            the aggregate for
            all Interest
            Periods and
            interest rates:
            (i) from all Banks,
            pursuant to a
            single Bid Loan
            Request shall not
            exceed the Maximum
            Request and (ii)
            from each Bank,
            pursuant to a
            single Bid Loan
            Request shall not
            exceed the Maximum
            Offer of the
            corresponding Bid
            from such Bank.

                        (iii)     Allocation
            among Banks.  If a
            Borrower accepts
            any Bid (or any
            portion thereof
            referred to in
            paragraph (i) above
            in this Section
            7.4(c)), it must
            accept offers based
            exclusively upon
            pricing (from
            lowest to highest)
            of interest rate
            and no other
            criteria.  If two
            or more Banks
            submit offers for
            identical Interest
            Periods at
            identical pricing
            and a Borrower
            accepts any such
            offer (or any such
            portion), the
            principal amount of
            Bid Loans in
            respect of which
            such offers are
            accepted shall be
            allocated among
            such Banks as
            nearly as possible
            (in such multiples,
            not greater than
            U.S.$100,000, as
            such Borrower may
            deem appropriate),
            in proportion to
            the principal
            amounts offered by
            such Banks at such
            pricing.  The Bid
            Loans resulting
            from such
            allocation need not
            be in integral
            multiples of
            U.S.$1,000,000.

              SECTION 7.5  No Prepayment.
  Domestic Bid Loans may not be
  prepaid prior to the last day of
  their respective Interest
  Periods (except pursuant to
  Section 2.11).

         SECTION 7.6  General
  Provisions as to Payments.  The
  Borrowers shall make each
  payment of principal of, and
  interest on, the Domestic Bid
  Loans hereunder not later than
  12:00 noon (Chicago time) on the
  date when due, in federal or
  other funds immediately
  available in Chicago to the U.S.
  Dollar Administrative Agent at
  its Payment Office.  The U.S.
  Dollar Administrative Agent will
  promptly distribute to any Bank
  each such payment made with
  respect to a Domestic Bid Loan
  made by such Bank.  Whenever any
  payment of principal of, or
  interest on, any Absolute Rate
  Bid Loan shall be due on a day
  which is not a Business Day, the
  date for payment thereof shall
  be extended to the next
  succeeding Business Day.
  Whenever any payment of
  principal of, or interest on,
  any Domestic Margin Rate Bid
  Loan shall be due on a day which
  is not a Business Day, the date
  for payment thereof shall be
  extended to the next succeeding
  Business Day unless as a result
  thereof it would fall in the
  next calendar month, in which
  case it shall be advanced to the
  next preceding Business Day.  If
  the date for any payment of
  principal is extended by
  operation of law or otherwise,
  interest thereon shall be
  payable for such extended time.

         SECTION 7.7  Funding of
  Domestic Bid Loans.  Not later
  than 12:00 noon (Chicago time)
  on the Funding Date of one or
  more Domestic Bid Loans,  each
  Bank with respect to which any
  portion of a Bid has been
  accepted shall make available
  funds covering such Bank's Bid
  Loan or Loans in federal or
  other funds immediately
  available in Chicago to the U.S.
  Dollar Administrative Agent at
  its Payment Office.  Unless the
  U.S. Dollar Administrative Agent
  receives notice or otherwise
  determines that any applicable
  condition specified in Article X
  has not been satisfied, the U.S.
  Dollar Administrative Agent will
  make the funds so received from
  the Banks available to the
  applicable Borrower at the U.S.
  Dollar Administrative Agent's
  Payment Office.  Notwithstanding
  the foregoing provisions of this
  Section, to the extent that a
  Domestic Bid Loan made by a Bank
  matures on the Funding Date for
  another Domestic Bid Loan to be
  made by such Bank, such Bank
  shall apply the proceeds of the
  Domestic Bid Loan it is then
  making to the repayment of the
  maturing Domestic Bid Loan.

         SECTION 7.8  Rate and
  Payment of Interest.

         (a)  Absolute Rate Bid
  Loans.  Each Absolute Rate Bid
  Loan shall bear interest on the
  outstanding principal amount
  thereof for each day from the
  date such Bid Loan is made until
  it becomes due at a rate per
  annum equal to the Absolute Rate
  Bid offered by the Bank making
  such Bid Loan and accepted by
  the applicable Borrower as the
  rate applicable to such Absolute
  Rate Bid Loan, pursuant to
  Section 7.4(b).  Such interest
  shall be payable for each
  Interest Period on the last day
  thereof.  Any overdue principal
  of and, to the extent permitted
  by law, overdue interest on any
  Absolute Rate Bid Loan shall
  bear interest, payable on
  demand, for each day until paid
  at a rate per annum equal to the
  sum of 1% plus the higher of (i)
  the Absolute Rate for such Loan
  and (ii) the rate applicable to
  Reference Loans for such day.

         (b)  Domestic Margin Rate
  Bid Loans.  Each Domestic Margin
  Rate Bid Loan shall bear
  interest on the outstanding
  principal amount thereof, for
  the Interest Period applicable
  thereto, at a rate per annum
  equal to the sum of the
  Interbank Offered Rate for such
  Interest Period plus (or minus)
  the Domestic Margin Bid offered
  by the Bank making such Bid Loan
  and accepted by the Borrower as
  the Margin Rate applicable to
  such Domestic Margin Rate Bid
  Loan pursuant to Section 7.4(a).
  Such interest shall be payable
  for each Interest Period on the
  last day thereof.  Any overdue
  principal of and, to the extent
  permitted by law, overdue
  interest on, any Domestic Margin
  Rate Bid Loan shall bear
  interest, payable on demand, for
  each day until paid at a rate
  per annum equal to the sum of 1%
  plus the higher of (i) the rate
  otherwise applicable pursuant to
  the first sentence of this
  clause (b) and (ii) the rate
  applicable to Reference Loans
  for such day.


        ARTICLE VIII

   G-7 CURRENCY BID LOANS

                   SECTION 8.1  G-7 Currency
  Bid Loan Request.  Any Borrower,
  acting (in the case of a
  Borrower other than Pentair)
  through Pentair as its agent,
  may submit a Bid Loan Request to
  the G-7 Currency Administrative
  Agent for G-7 Currency Bid Loans
  corresponding to up to three
  different Interest Periods.
  Such submission shall be made
  not later than 3:00 p.m. (London
  time) by telephone, five
  Business Days prior to the
  Funding Date, promptly followed
  by written confirmation,
  substantially in the form of
  Exhibit B-2, personally
  delivered, or transmitted by
  telex or facsimile, to the G-7
  Currency Administrative Agent.

         Each Bid Loan Request under
  this Article VIII shall
  designate the following:

          (i) the name of the
  Borrower;

          (ii)     the G-7 Currency of
  the requested Bid Loans;

         (iii)     the Maximum Request;

         (iv) the number of Bid
  Loans requested, up to three,
  and the Interest Period
  applicable to each thereof; and

         (v)  a single Funding Date
  for all Bid Loans requested.

         The G-7 Currency
  Administrative Agent shall
  promptly inform each Bank of its
  receipt of such Bid Loan Request
  and the substance thereof.  The
  Borrowers may not make more than
  four Bid Loan Requests under
  this Article VIII in any
  calendar month, and there shall
  be at least five Business Days
  between each Funding Date
  requested by the Borrowers under
  this Article VIII.

         SECTION 8.2  Amount and
  Increments of Loans.  Each Bid
  Loan Request under this Article
  VIII shall request Bid Loans in
  a minimum Equivalent Amount, in
  the aggregate for all Interest
  Periods, of U.S.$5,000,000 and
  an integral multiple of
  1,000,000 units of the
  applicable G-7 Currency, not to
  exceed, however, the amount by
  which

         (a)  the Total
       Commitment
       exceeds

         (b)  the sum of the
       aggregate outstanding
       principal amount of all
       outstanding Loans plus all
       Letter of Credit
       Obligations,

       calculated by the G-7 Currency
  Administrative Agent as of the
  relevant Funding Date, assuming
  that the Borrowers will pay,
  when due, all Loans maturing
  prior to or on such Funding
  Date, and that all Loans for
  which Notices of Borrowing have
  been given and not yet funded
  will be made prior to such
  Funding Date.

         SECTION 8.3  Bidding
  Procedure.  Each Bank shall have
  the right, but not the
  obligation, to offer to make all
  or any part of any G-7 Currency
  Bid Loan or Loans described on
  any Bid Loan Request under this
  Article VIII in a minimum
  Equivalent Amount of
  U.S.$1,000,000 and an integral
  multiple of 100,000 units of the
  applicable G-7 Currency.  Any
  Bank desiring to make such an
  offer shall submit to the G-7
  Currency Administrative Agent by
  telephone its Bid not later than
  10:00 a.m. (London time) four
  Business Days prior to the
  Funding Date specified in such
  Request (such 10:00 a.m. time
  herein called the "G-7 Currency
  Submission Deadline ) promptly
  followed by written
  confirmation, substantially in
  the form of Exhibit C-2,
  personally delivered, or
  transmitted by facsimile, to the
  G-7 Currency Administrative
  Agent; provided that any Bid
  submitted by the G-7 Currency
  Administrative Agent (or any
  Affiliate thereof) in its
  capacity as a Bank shall be
  submitted not later than 15
  minutes prior to the G-7
  Currency Submission Deadline.
  Each Bank may offer to make all
  or any part of any G-7 Currency
  Bid Loan or Loans for a single
  Interest Period at more than one
  interest rate so long as:

         (i)  such offers are
       made in accordance with
       the procedures described
       herein;

         (ii) each interest
       rate applies to a portion
       of a Bid Loan in a minimum
       Equivalent Amount of
       U.S.$1,000,000 and an
       integral multiple of
       100,000 units of the
       applicable G-7 Currency;
       and

         (iii)     such Bank does
       not offer to make Bid
       Loans with more than four
       interest rates for any
       single Interest Period.

       The aggregate amount of Bid
  Loans (whether for a single
  Interest Period or for all
  Interest Periods) offered in a
  Bid may exceed the Maximum
  Request of the corresponding Bid
  Loan Request.  However, each Bid
  shall set forth the Maximum
  Offer which the applicable
  Borrower may accept pursuant to
  such Bid, and such Maximum Offer
  shall not exceed the Maximum
  Request.

         If any Bid omits information
  required by the form provided as
  Exhibit C-2, the G-7 Currency
  Administrative Agent will
  promptly attempt to notify the
  Bank submitting such Bid and
  such Bank may resubmit such Bid
  if it is able to do so prior to
  the G-7 Currency Submission
  Deadline but without modifying
  any G-7 Currency Bid originally
  set forth therein.

         SECTION 8.4  Acceptance of
  Bids.

         (a)  At or prior to
       1:30 p.m. (London time) on
       the day of the G-7
       Currency Submission
       Deadline, the G-7 Currency
       Administrative Agent will
       give telephonic notice
       (promptly confirmed in
       writing) to Pentair of all
       G-7 Currency Bids received
       and the substance thereof.
       The applicable Borrower,
       acting (in the case of a
       Borrower other than
       Pentair) through Pentair
       as its agent, shall, in
       its sole discretion but
       subject to the provisions
       of Section 8.4(b),
       irrevocably accept or
       reject any G-7 Currency
       Bid (or portion of the
       principal amount of any
       Bid Loan offered with such
       G-7 Currency Bid) by
       telephonic notice
       (promptly confirmed in
       writing) to the G-7
       Currency Administrative
       Agent, to be given at or
       prior to 3:00 p.m. (London
       time) on such day.  The
       G-7 Currency
       Administrative Agent will
       promptly notify each Bank
       that has submitted a G-7
       Currency Bid by telephone,
       at or prior to 5:00 p.m.
       (London time) on such day
       (promptly confirmed in
       writing), to what extent
       such Bank's G-7 Currency
       Bid has been accepted and
       the details of such
       acceptance, together with
       instructions regarding the
       funding of the G-7
       Currency Bid Loans
       contemplated thereby.  In
       the event Pentair fails to
       provide such telephonic
       notice to the G-7 Currency
       Administrative Agent at or
       prior to 5:00 p.m. (London
       time) on such day, the G-7
       Currency Administrative
       Agent may presume
       conclusively that the
       applicable Borrower has
       totally rejected all such
       G-7 Currency Bids and the
       G-7 Currency
       Administrative Agent will
       notify each Bank that has
       submitted a G-7 Currency
       Bid of such rejection by
       telephone on such day
       (promptly confirmed in
       writing).  At or prior to
       noon (London time) two
       Business Days prior to the
       proposed Funding Date for
       any G-7 Currency Bid
       Loans, the G-7 Currency
       Administrative Agent shall
       notify Pentair and each
       Bank with respect to which
       any portion of such Bank's
       G-7 Currency Bid has been
       accepted of the Interbank
       Offered Rate applicable to
       such G-7 Currency Bid
       Loans as determined
       pursuant to the definition
       of "Interbank Offered
       Rate.

         (b)  Acceptance
       Guidelines.

         (i)  Portion Size.
       When a Borrower accepts a
       portion, but not all, of
       the principal amount of
       any G-7 Currency Bid Loan
       offered for any single
       Interest Period at a
       single interest rate in
       any Bank's Bid, such
       Borrower shall accept such
       portion in an Equivalent
       Amount of not less than
       U.S.$1,000,000 and an
       integral multiple of
       100,000 units of the
       applicable G-7 Currency.

         (ii) Aggregate
       Amount.  The amount of all
       G-7 Currency Bid Loans
       accepted by the Borrowers,
       in the aggregate for all
       Interest Periods and
       interest rates:  (i) from
       all Banks, pursuant to a
       single Bid Loan Request
       shall not exceed the
       Maximum Request and (ii)
       from each Bank, pursuant
       to a single Bid Loan
       Request shall not exceed
       the Maximum Offer of the
       corresponding Bid from
       such Bank.

         (iii)     Allocation among
       Banks.  If a Borrower
       accepts any Bid (or any
       portion thereof referred
       to in paragraph (i) above
       in this Section 8.4(b)),
       it must accept offers
       based exclusively upon
       pricing (from lowest to
       highest) of interest rate
       and no other criteria.  If
       two or more Banks submit
       offers for identical
       Interest Periods at
       identical pricing and a
       Borrower accepts any such
       offer (or any such
       portion), the principal
       amount of Bid Loans in
       respect of which such
       offers are accepted shall
       be allocated among such
       Banks as nearly as
       possible (in such
       multiples, not greater
       than 100,000 units of the
       applicable G-7 Currency,
       as such Borrower may deem
       appropriate), in
       proportion to the
       principal amounts offered
       by such Banks at such
       pricing.

         SECTION 8.5  No Prepayment.
  G-7 Currency Bid Loans may not
  be prepaid prior to the last day
  of their respective Interest
  Periods.
         SECTION 8.6  General
  Provisions as to Payments.  The
  Borrowers shall make each
  payment of principal of, and
  interest on, the G-7 Currency
  Bid Loans hereunder not later
  than 12:00 noon (London time) on
  the date when due, in funds
  immediately available in London
  to the G-7 Currency
  Administrative Agent at its
  Payment Office.  The G-7
  Currency Administrative Agent
  will promptly distribute to any
  Bank each such payment made with
  respect to a G-7 Currency Bid
  Loan made by such Bank.
  Whenever any payment of
  principal of, or interest on,
  any G-7 Currency Bid Loan shall
  be due on a day which is not a
  Business Day, the date for
  payment thereof shall be
  extended to the next succeeding
  Business Day unless as a result
  thereof it would fall in the
  next calendar month, in which
  case it shall be advanced to the
  next preceding Business Day.  If
  the date for any payment of
  principal is extended by
  operation of law or otherwise,
  interest thereon shall be
  payable for such extended time.

         SECTION 8.7  Funding of G-7
  Currency Bid Loans.  Not later
  than 10:00 a.m. (London time) on
  the Funding Date of one or more
  G-7 Currency Bid Loans, each
  Bank with respect to which any
  portion of a Bid has been
  accepted shall make available
  funds covering such Bank's Bid
  Loan or Loans in funds
  immediately available in London
  to the G-7 Currency
  Administrative Agent at its
  Payment Office.  Unless the G-7
  Currency Administrative Agent
  receives notice or otherwise
  determines that any applicable
  condition specified in Article X
  has not been satisfied, the G-7
  Currency Administrative Agent
  will make the funds so received
  from the Banks available to the
  applicable Borrower at the G-7
  Currency Administrative Agent's
  Payment Office.  Notwithstanding
  the foregoing provisions of this
  Section, to the extent that a
  G-7 Currency Bid Loan made by a
  Bank matures on the Funding Date
  for another G-7 Currency Bid
  Loan to be made by such Bank in
  the same G-7 Currency, such Bank
  shall apply the proceeds of the
  G-7 Currency Bid Loan it is then
  making to the repayment of the
  maturing G-7 Currency Bid Loan.

         SECTION 8.8  Rate and
  Payment of Interest.  Each G-7
  Currency Bid Loan shall bear
  interest on the outstanding
  principal amount thereof, for
  the Interest Period applicable
  thereto, at a rate per annum
  equal to the sum of the
  Interbank Offered Rate for such
  Interest Period plus (or minus)
  the G-7 Currency Bid offered by
  the Bank making such Bid Loan
  and accepted by the Borrower as
  the Margin Rate applicable to
  such G-7 Currency Bid Loan
  pursuant to Section 8.4(a).
  Such interest shall be payable
  for each Interest Period on the
  last day thereof.  Any overdue
  principal of and, to the extent
  permitted by law, overdue
  interest on, any G-7 Currency
  Bid Loan shall bear interest,
  payable on demand, for each day
  from and including the date
  payment thereof was due to but
  excluding the date of actual
  payment, at a rate per annum
  equal to the sum of 1% plus the
  Eurocurrency Margin plus the
  quotient obtained (rounded
  upward, if necessary, to the
  next higher 1/100 of 1%) by
  dividing (i) the interest rate
  per annum at which one day (or,
  if such amount due remains
  unpaid more than three Business
  Days, then for such other period
  of time not longer than six
  months as the G-7 Currency
  Administrative Agent may elect)
  deposits in the applicable G-7
  Currency in an amount
  approximately equal to the G-7
  Currency Administrative Agent's
  such overdue G-7 Currency Bid
  Loan, are offered to the G-7
  Currency Administrative Agent in
  the London interbank market for
  the applicable period determined
  as provided about by (ii) 1.00
  minus the Eurocurrency Reserve
  Percentage.


         ARTICLE IX

     LETTERS OF CREDIT

                   SECTION 9.1  Letters of
  Credit.

         (a)  Subject to the
       terms and conditions of
       this Agreement, and on the
       condition that the sum of
       the aggregate Equivalent
       Amount of all Letter of
       Credit Obligations and all
       Loans outstanding at any
       one time shall never
       exceed the Total
       Commitment, the Borrowers
       may, in addition to Loans
       provided for in Section
       2.2 hereof, request upon
       not less than two Business
       Days' (or such lesser
       period of time as the
       applicable Agent and the
       applicable Issuing Bank
       shall agree) notice from
       Pentair to the applicable
       Agent and the applicable
       Issuing Bank that any
       Issuing Bank issue standby
       letters of credit for the
       account of the Borrowers,
       by making such request as
       provided in Section 9.6
       hereof (such standby
       letters of credit, as
       amended, supplemented or
       extended from time to
       time, being herein
       collectively called the
       "Letters of Credit ).
       Each Letter of Credit
       shall be in form and
       substance, and shall name
       a beneficiary,
       satisfactory to the
       applicable Issuing Bank.
       Letters of Credit may be
       denominated in any
       currency in which Loans
       may be made and shall be
       in a minimum Equivalent
       Amount (at the time of
       issuance thereof) of
       U.S.$1,000,000.  Letters
       of Credit denominated in
       U.S. Dollars ("U.S. Dollar
       Letters of Credit ) shall
       be administered by the
       U.S. Dollar Administrative
       Agent, and Letters of
       Credit denominated in any
       G-7 Currency ("G-7
       Currency Letters of
       Credit ) shall be
       administered by the G-7
       Currency Administrative
       Agent.  No Letter of
       Credit issued pursuant to
       this Agreement shall have
       an expiration date later
       than one year from date of
       issuance or later than 25
       days before the
       Termination Date.  No
       Letter of Credit shall be
       issued if the conditions
       to borrowing set forth in
       Section 10.1 shall have
       not been met.
       Notwithstanding any other
       provision of this
       Agreement, the aggregate
       amount of all Letter of
       Credit Obligations shall
       not at any time exceed an
       Equivalent Amount of
       U.S.$100,000,000.

         (b)  The Borrowers
       may from time to time,
       upon not less than two
       Business Days' (or such
       lesser period of time as
       the applicable Agent and
       the applicable Issuing
       Bank shall agree) notice
       from Pentair to the
       applicable Agent and the
       applicable Issuing Bank,
       request that such Issuing
       Bank amend or otherwise
       modify any Letter of
       Credit.  Any Issuing Bank
       may agree to so amend or
       otherwise modify any
       Letter of Credit issued by
       such Issuing Bank;
       provided that (i) such
       Issuing Bank shall give
       prompt notice to the
       applicable Agent (which
       shall notify each other
       Bank) of the details of
       such amendment or other
       modification and (ii) any
       amendment or other
       modification which would
       increase the amount of, or
       extend the term of, any
       Letter of Credit shall be
       deemed to constitute, and
       shall be subject to the
       terms and conditions
       applicable to, the
       issuance of a new Letter
       of Credit hereunder.

         SECTION 9.2  Effect upon
  Commitment.  Upon the date of
  the issuance of a Letter of
  Credit, (a) the Issuing Bank
  shall notify the applicable
  Agent of the issuance thereof,
  (b) such Agent shall notify each
  other Bank of such issuance and
  of such Bank's Commitment
  Percentage of the amount of such
  Letter of Credit and (c) the
  Issuing Bank shall be deemed,
  without further action by any
  party hereto, to have sold to
  each Bank, and each Bank shall
  be deemed, without further
  action by any party hereto, to
  have purchased from the Issuing
  Bank, a participation, in a
  percentage equal to its
  Commitment Percentage, in such
  Letter of Credit and the related
  Letter of Credit Obligations.
  The Commitment of each Bank
  shall be deemed to be utilized
  for all purposes hereof in an
  Equivalent Amount equal to such
  Bank's Commitment Percentage of
  Letter of Credit Obligations.

         SECTION 9.3  Payment under
  Letters of Credit.  Upon receipt
  from the beneficiary of any
  Letter of Credit of any demand
  for payment thereunder, the
  Issuing Bank shall promptly
  notify Pentair and each Bank
  (with a copy to the applicable
  Agent) as to the amount to be
  paid as a result of such demand
  and the payment date.  The
  applicable Borrower shall
  promptly reimburse the
  applicable Issuing Bank for any
  payment under a Letter of
  Credit.  If at any time an
  Issuing Bank shall have made a
  payment under a Letter of Credit
  and the applicable Borrower
  shall not have reimbursed the
  Issuing Bank, each Bank will pay
  to such Issuing Bank,
  immediately upon demand by such
  Issuing Bank, an amount equal to
  such Bank's Commitment
  Percentage of such payment,
  together with interest on such
  amount for each day from the
  date of demand for such payment
  (or, if such demand is made
  after 1:00 p.m. Chicago time on
  such date, from the next
  succeeding Business Day) to the
  date of payment by such Bank of
  such amount at a rate of
  interest per annum equal to (a)
  in the case of a U.S. Dollar
  Letter of Credit, (i) for the
  first three Business Days after
  demand, the Federal Funds
  Effective Rate, and (ii)
  thereafter, the Reference Rate,
  and (b) in the case of a G-7
  Currency Letter of Credit, (i)
  for the first three Business
  Days after demand, the rate
  specified by the Issuing Bank as
  its cost for overnight funds in
  the applicable currency, and
  (ii) thereafter, the rate
  specified in clause (b)(i) plus
  1%.

         SECTION 9.4  Reimbursement
  of Payments.  The applicable
  Borrower shall be irrevocably
  and unconditionally obligated
  forthwith to reimburse the
  Issuing Bank for any amount paid
  by the Issuing Bank upon any
  drawing under any Letter of
  Credit, without presentment,
  demand, protest or other
  formalities of any kind, all of
  which are hereby waived.  Such
  reimbursement may, subject to
  satisfaction of the conditions
  in Article X hereof and to the
  extent of the available
  Commitments (after adjustment in
  the same to reflect the
  elimination of the corresponding
  Letter of Credit Obligation), be
  made by the borrowing of Loans.
  The Issuing Bank will pay
  through the applicable Agent to
  each Bank such Bank's Commitment
  Percentage of all amounts
  received from the applicable
  Borrower for application in
  payment, in whole or in part, of
  a Letter of Credit Obligation,
  but only to the extent such Bank
  has made payment to the Issuing
  Bank in respect of such Letter
  of Credit pursuant to Section
  9.3 above.

         SECTION 9.5  Letter of
  Credit Fee.  The Borrowers will
  pay to the applicable Agent for
  the account of the Banks
  (ratably according to their
  Commitment Percentages) a Letter
  of Credit fee with respect to
  each Letter of Credit,
  calculated on the basis of the
  amount available for drawing
  under such Letter of Credit for
  the period from and including
  the date of issuance of such
  Letter of Credit to and
  including the date of expiration
  or termination thereof, at a per
  annum rate equal to the
  Eurocurrency Margin applicable
  from time to time, such fee to
  be due and payable quarterly in
  arrears on the last day of each
  calendar quarter and on the
  Termination Date (and
  thereafter, if applicable, on
  demand).  All Letter of Credit
  fees shall be computed on the
  basis of a year of 360 days and
  paid for the actual number of
  days elapsed until expiration of
  such Letter of Credit.

         SECTION 9.6  Letter of
  Credit Agreements.  The issuance
  by an Issuing Bank of a Letter
  of Credit shall, in addition to
  the discretionary nature of this
  Facility, be subject to the
  conditions precedent that the
  Borrowers shall have executed
  and delivered such applications
  and other instruments and
  agreements relating to such
  Letter of Credit as the Issuing
  Bank shall have reasonably
  requested and are not
  inconsistent with the terms of
  this Agreement (the "Letter of
  Credit Agreements').  In the
  event of a conflict between the
  terms of this Agreement and the
  terms of any Letter of Credit
  Agreement, the terms hereof
  shall control (it being
  understood that any Letter of
  Credit Agreement may provide for
  a fronting fee and other
  customary fees and charges to be
  paid in connection with any
  Letter of Credit issued
  thereunder).

         SECTION 9.7
  Indemnification; Release.  Each
  Borrower hereby indemnifies and
  holds harmless each Agent, each
  Issuing Bank and each Bank from
  and against any and all claims,
  damages, losses, liabilities,
  costs or expenses which such
  Agent, such Issuing Bank or such
  Bank may incur (or which may be
  claimed against such Agent, such
  Issuing Bank or such Bank by any
  Person whatsoever), REGARDLESS
  OF WHETHER CAUSED IN WHOLE OR IN
  PART BY THE NEGLIGENCE OF ANY OF
  THE INDEMNIFIED PARTIES, in
  connection with, and releases
  each Agent, each Issuing Bank
  and each Bank from any claim
  relating to, the execution and
  delivery of any Letter of Credit
  or transfer of or payment or
  failure to pay under such Letter
  of Credit; provided that the
  Borrowers shall not be required
  to indemnify any party seeking
  indemnification for any claims,
  damages, losses, liabilities,
  costs or expenses to the extent,
  but only to the extent, caused
  by (ii) the willful misconduct
  or gross negligence of the party
  seeking indemnification, or (ii)
  the failure by the party seeking
  indemnification to pay under any
  Letter of Credit after the
  presentation to it of a request
  required to be paid under
  applicable law.


         ARTICLE X

  CONDITIONS TO BORROWINGS

                   The obligation of each Bank
  to make a Loan on the occasion
  of any Borrowing pursuant
  hereto, and the right of any
  Borrower to request the issuance
  of any Letter of Credit
  hereunder, is subject to the
  satisfaction of the following
  conditions:

         SECTION 10.1  All Borrowings
  and Issuances of Letters of
  Credit.  In the case of each
  Borrowing or issuance of a
  Letter of Credit:

         (a)  receipt (i) by
       the applicable Agent of a
       Notice of Borrowing as
       required by Section 3.1,
       4.1, 5.1, 6.1, 7.4 or 8.4,
       as the case may be, or
       (ii) of a request to issue
       a Letter of Credit as
       required by Section 9.1;

         (b)  the fact that,
       as of the time of and
       immediately after such
       Borrowing or the issuance
       of such Letter of Credit,
       no Default (or, in the
       case of a Borrowing of
       Refinancing Loans, no
       Event of Default) shall
       have occurred and be
       continuing;

         (c)  the fact that
       the representations and
       warranties of the
       Borrowers and the
       Guarantor contained in
       this Agreement (excluding,
       in the case of a
       Refinancing Borrowing, the
       representations and
       warranties set forth in
       Sections 11.4(c) and 11.5)
       shall be true on and as of
       the date of such Borrowing
       or the issuance of such
       Letter of Credit; and
         (d)  the fact that,
       as of the time immediately
       after such Borrowing or
       the issuance of such
       Letter of Credit, the
       aggregate principal
       Equivalent Amount of all
       Loans and all Letter of
       Credit Obligations
       outstanding shall not
       exceed the Total
       Commitment, the aggregate
       principal Equivalent
       Amount of all Canadian
       Loans will not exceed the
       Canadian Commitment and
       the aggregate principal
       amount of all Overnight
       Loans outstanding shall
       not exceed the Overnight
       Commitment.

       Each Notice of Borrowing and
  Borrowing hereunder and the
  request for issuance of, and the
  issuance of, each Letter of
  Credit shall be deemed to be a
  representation and warranty by
  the Borrowers on such date as to
  the facts specified in clauses
  (b), (c) and (d) of this
  Section.

         SECTION 10.2  First
  Borrowing.  On or before the
  date of the first Borrowing (or
  the issuance of any Letter of
  Credit):

         (a)  receipt by each
       Bank for the account of
       such Bank of duly executed
       Notes, dated on or before
       the date of such Borrowing
       or the issuance of such
       Letter of Credit,
       complying with the
       provisions of Section 2.5.

         (b)  receipt by each
       Bank of opinions of Henson
       & Efron, counsel for the
       Borrowers, and Gowling,
       Strathy & Henderson,
       Canadian counsel for
       Pentair Canada,
       substantially in the form
       of Exhibits D-1 and D-2
       hereto, respectively;

         (c)  receipt by each
       Bank of a certificate
       signed by an officer of
       each of the Borrowers, to
       the effect set forth in
       clauses (b), (c) and (d)
       of Section 10.1, and
       containing the resolutions
       of the Borrowers
       authorizing the execution,
       delivery and performance
       of this Agreement and the
       Notes; and

         (d)  receipt by each
       Bank of an incumbency
       certificate which shall
       identify by name and title
       and bear the signatures of
       the officers of the
       Borrowers authorized to
       sign this Agreement and
       the Notes, upon which
       certificate the Banks
       shall be entitled to rely
       until informed in writing
       by Pentair of any change.

       The certificate and opinions
  referred to in clauses (b), (c)
  and (d) above shall be dated no
  more than ten Business Days
  before the date of the first
  Borrowing or the issuance of the
  first Letter of Credit,
  whichever is earlier.

         SECTION 10.3  Use of
  Proceeds of First Borrowing and
  Transition.  Pentair and, in one
  instance, EuroPentair GmbH, are
  parties to the following
  agreements (the "Prior
  Agreements ):

         (a)  Facility
       Agreements dated as of
       February 11, 1994, as
       amended as of November 1,
       1994, and October 31,
       1995, among (i) Pentair,
       Bank of America Illinois
       and Morgan, for themselves
       and as Agents, and NBD
       Bank, (ii) Pentair and
       First Bank, for itself and
       as Agent, and Norwest Bank
       Minnesota, N.A., and
       (iii) EuroPentair GmbH and
       Pentair, and Morgan and
       Bank of America Illinois,
       for themselves and as
       Agents, NBD Bank - First
       Chicago, and Dresdner Bank
       AG;

         (b)  Restatement of
       Credit Agreement dated as
       of July 11, 1989, as
       amended as of September 1,
       1991, January 19, 1993,
       and December 31, 1994,
       between Pentair and First
       Bank; and

         (c)  Bid Loan
       Agreement dated as of
       December 14, 1988, as
       amended as of January 1,
       1991 and February 11,
       1994, among Pentair, Bank
       of America Illinois, for
       itself and as Agent,
       Morgan, J.P. Morgan
       Delaware, First Bank
       National Association,
       Norwest Bank Minnesota,
       N.A., and NBD Bank -
       First Chicago.

       All or a portion of the first
  Borrowing shall be used to pay
  in full all outstanding
  obligations, if any, of the
  Borrowers under the Prior
  Agreements; provided, however,
  that each "Bid Loan" which is
  outstanding under the Bid Loan
  Agreement referred to in clause
  (c) above shall, concurrently
  with the first Borrowing
  hereunder (and without any other
  action by any Person), be deemed
  to be a Domestic Bid Loan
  hereunder and to be subject to
  the terms and provisions hereof.
  Upon satisfaction in full of all
  obligations, if any, of each
  Borrower under the Prior
  Agreements (excluding
  obligations in respect of
  existing "Bid Loans" which are
  deemed to have become Domestic
  Bid Loans hereunder), each Bank
  which is the holder of any note
  issued by the Borrowers under
  the Prior Agreements shall
  deliver each such note, marked
  paid, to the applicable
  Borrower, and the Prior
  Agreements shall terminate.
  From and after the execution of
  this Agreement, the Borrowers
  shall have no further right to
  borrow funds under the Prior
  Agreements.


         ARTICLE XI

  REPRESENTATIONS AND WARRANTIES

                   The Borrowers represent and
  warrant that:

         SECTION 11.1  Corporate
  Existence and Power.

         (a)  Pentair is a
       corporation duly
       incorporated, validly
       existing and in good
       standing under the laws of
       Minnesota and has all
       corporate powers and all
       material governmental
       licenses, authorizations,
       consents and approvals
       required to carry on its
       business as now conducted.

         (b)  EuroPentair GmbH
       is a limited liability
       company duly incorporated
       and validly existing under
       the laws of Germany, with
       its seat in Straubenhardt,
       Germany and registered in
       the Handelsregister in the
       Amtsgericht Pforzheim
       under file number
       HRB-3548, and has all
       corporate powers and all
       material governmental
       licenses, authorizations,
       consents and approvals
       required to carry on its
       business as now conducted.

         (c)  Pentair Canada
       is a corporation duly
       incorporated, validly
       existing and in good
       standing under the laws of
       Ontario, Canada and has
       all corporate powers and
       all material governmental
       licenses, authorizations,
       consents and approvals
       required to carry on its
       business as now conducted.

         SECTION 11.2  Corporate and
  Governmental Authorization;
  Contravention.  The execution,
  delivery and performance by the
  Borrowers of this Agreement and
  the Notes are within their
  respective corporate powers,
  have been duly authorized by all
  necessary corporate action,
  require no action by or in
  respect of, or filing with, any
  governmental body, agency or
  official and do not contravene,
  or constitute a default under,
  any provision of applicable law
  or regulation or of the
  certificate of incorporation or
  by-laws or other organizational
  documents of any Borrower or of
  any agreement, judgment,
  injunction, order, decree or
  other instrument binding upon
  any Borrower or result in the
  creation or imposition of any
  Lien on any asset of any
  Borrower or any of Pentair's
  Subsidiaries.

         SECTION 11.3  Binding
  Effect.  This Agreement
  constitutes a valid and binding
  agreement of each of the
  Borrowers, and the Notes, when
  executed and delivered in
  accordance with this Agreement,
  will constitute valid and
  binding obligations of the
  respective Borrowers.

         SECTION 11.4  Financial
  Information.

         (a)  The consolidated
       balance sheet of Pentair
       and its Consolidated
       Subsidiaries at December
       31, 1995 and the related
       consolidated statements of
       income and cash flows for
       the fiscal year then
       ended, reported on by
       Deloitte & Touche LLP and
       set forth in Pentair's
       annual report for the year
       ended December 31, 1995 as
       filed with the Securities
       and Exchange Commission on
       Form 10-K, a copy of which
       has been delivered to each
       Bank, fairly present, in
       conformity with generally
       accepted accounting
       principles, the
       consolidated financial
       position of Pentair and
       its Consolidated
       Subsidiaries at such date
       and their consolidated
       results of operations and
       cash flows for such fiscal
       year.

         (b)  The unaudited
       consolidated balance sheet
       of Pentair and its
       Consolidated Subsidiaries
       at June 30, 1996 and the
       related unaudited
       consolidated statements of
       income and cash flows for
       the three months then
       ended, set forth in
       Pentair's quarterly report
       for the fiscal quarter
       ended June 30, 1996 as
       filed with the Securities
       and Exchange Commission on
       Form 10-Q, a copy of which
       has been delivered to each
       Bank, fairly present, in
       conformity with generally
       accepted accounting
       principles applied on a
       basis consistent with the
       financial statements
       referred to in paragraph
       (a) of this Section, the
       consolidated financial
       position of Pentair and
       its Consolidated
       Subsidiaries at such date
       and their consolidated
       results of operations and
       cash flows for such
       three-month period
       (subject to normal
       year-end adjustments).

         (c)  Since December
       31, 1995 there has been no
       material adverse change in
       the business, financial
       position, results of
       operations or prospects of
       Pentair and its
       Consolidated Subsidiaries,
       considered as a whole.

         SECTION 11.5  Litigation.
  There is no action, suit or
  proceeding pending, or to the
  knowledge of any of the
  Borrowers threatened, against or
  affecting any of the Borrowers
  or any of their respective
  Subsidiaries before any court or
  arbitrator or any governmental
  body, agency or official in
  which there is a reasonable
  possibility of an adverse
  decision which could materially
  adversely affect the business,
  consolidated financial position
  or consolidated results of
  operations of Pentair and its
  Consolidated Subsidiaries, taken
  as a whole, or which in any
  manner questions the validity of
  this Agreement or the Notes.

         SECTION 11.6  Compliance
  with ERISA.  Pentair and each
  member of the Controlled Group
  have fulfilled their obligations
  under the minimum funding
  standards of ERISA and the Code
  with respect to each Plan and
  are in compliance in all
  material respects with the
  presently applicable provisions
  of ERISA and the Code, and have
  not incurred any liability to
  the PBGC or a Plan under Title
  IV of ERISA.

         SECTION 11.7  Taxes.  The
  Borrowers and their respective
  Subsidiaries have filed all
  foreign, United States federal,
  state and local income, excise
  and other tax returns which are
  required to be filed by them and
  have paid or made provision for
  the payment of all taxes which
  have become due pursuant to such
  returns or pursuant to any
  assessment in respect thereof
  received by any Borrower or any
  of its Subsidiaries, except such
  taxes, if any, as are being
  contested in good faith and for
  which adequate reserves have
  been provided.  The federal
  income tax liability, if any, of
  the Borrowers and their
  respective Subsidiaries has been
  determined by the Internal
  Revenue Service and paid for all
  years prior to and including the
  fiscal year ended December 31,
  1984.

         SECTION 11.8  Subsidiaries.
  Each of the Borrowers'
  respective Subsidiaries is a
  corporation duly incorporated,
  validly existing and in good
  standing under the laws of its
  jurisdiction of incorporation
  and has all corporate powers and
  all material governmental
  licenses, authorizations,
  consents and approvals required
  to carry on its business as now
  conducted.

         SECTION 11.9  Not an
  Investment Company.  None of the
  Borrowers is an "investment
  company" within the meaning of
  the Investment Company Act of
  1940, as amended.

         SECTION 11.10  Environmental
  Matters.  Pentair conducts in
  the ordinary course of business
  a review of the effect of
  existing Environmental Laws and
  existing Environmental Claims on
  business, operations and
  properties of Pentair and its
  Subsidiaries, and as a result
  thereof Pentair has reasonably
  concluded that such
  Environmental Laws and
  Environmental Claims could not,
  individually or in the
  aggregate, reasonably be
  expected to have a material
  adverse effect on the business,
  consolidated financial position
  or consolidated results of
  operations of Pentair and its
  Subsidiaries taken as a whole.


        ARTICLE XII

         COVENANTS

                   The Borrowers agree that so
  long as any Bank has any
  Commitment hereunder or any
  amount payable under any Note
  remains unpaid:

         SECTION 12.1  Information.
  Pentair will deliver to each of
  the Banks:

         (a)  as soon as
       available and in any event
       within 90 days after the
       end of each fiscal year of
       Pentair, a consolidated
       balance sheet of Pentair
       and its Consolidated
       Subsidiaries at the end of
       such fiscal year and the
       related consolidated
       statements of income and
       cash flows for such fiscal
       year, setting forth in
       each case in comparative
       form the figures for the
       previous fiscal year, all
       reported on in accordance
       with the rules and
       regulations of the
       Securities and Exchange
       Commission and audited by
       Deloitte & Touche LLP or
       other independent public
       accountants of nationally
       recognized standing;

         (b)  as soon as
       available and in any event
       within 45 days after the
       end of each of the first
       three quarters of each
       fiscal year of Pentair, a
       consolidated balance sheet
       of Pentair and its
       Consolidated Subsidiaries
       at the end of such quarter
       and the related
       consolidated statements of
       income and cash flows for
       such quarter and for  the
       portion of Pentair's
       fiscal year ended at the
       end of such quarter,
       setting forth in each case
       in comparative form the
       figures for the
       corresponding quarter and
       the corresponding portion
       of Pentair's previous
       fiscal year, all certified
       (subject to normal
       year-end adjustments) as
       to fairness of
       presentation, generally
       accepted accounting
       principles and consistency
       by the chief financial
       officer, the chief
       accounting officer or the
       vice president - treasurer
       of Pentair;

         (c)  simultaneously
       with the delivery of each
       set of financial
       statements referred to in
       clauses (a) and (b) above,
       a certificate of the chief
       financial officer or the
       chief accounting officer
       of Pentair (i) setting
       forth in reasonable detail
       the calculations required
       to establish whether
       Pentair was in compliance
       with the requirements of
       Sections 12.2 to 12.7,
       inclusive, on the date of
       such financial statements
       and (ii) stating whether
       there exists on the date
       of such certificate any
       Default and, if any
       Default then exists,
       setting forth the details
       thereof and the action
       which Pentair is taking or
       proposes to take with
       respect thereto;

         (d)  simultaneously
       with the delivery of each
       set of financial
       statements referred to in
       clause (a) above, a
       statement of the firm of
       independent public
       accountants which reported
       on such statements (i)
       whether anything has come
       to their attention to
       cause them to believe that
       there existed on the date
       of such statements any
       Default and (ii)
       confirming the
       calculations set forth in
       the officer's certificate
       delivered simultaneously
       therewith pursuant to
       clause (c) above;

         (e)  forthwith upon
       the occurrence of any
       Default, a certificate of
       the chief financial
       officer or the chief
       accounting officer of
       Pentair setting forth the
       details thereof and the
       action which Pentair is
       taking or proposes to take
       with respect thereto;

         (f)  promptly upon
       the mailing thereof to the
       shareholders of Pentair
       generally, copies of all
       financial statements,
       reports and proxy
       statements so mailed;

         (g)  promptly upon
       the filing thereof, copies
       of all registration
       statements (other than the
       exhibits thereto and any
       registration statements on
       Form S-8 or its
       equivalent) and annual,
       quarterly or monthly
       reports which Pentair
       shall have filed with the
       Securities and Exchange
       Commission;

         (h)  if and when
       Pentair or any member of
       the Controlled Group gives
       or is required to give
       notice to the PBGC of any
       "reportable event" (as
       defined in Section 4043 of
       ERISA) with respect to any
       Plan which might
       constitute grounds for a
       termination of such Plan
       under Title IV of  ERISA,
       or knows that the plan
       administrator of any Plan
       has given or is required
       to give notice of any such
       reportable event, a copy
       of the notice of such
       reportable event given or
       required to be given to
       the PBGC;

         (i)  from time to
       time such additional
       information regarding the
       financial position or
       business of the Borrowers
       as an Agent, at the
       request of any Bank, may
       reasonably request;

         (j)  as soon as
       available and in any event
       (i) within 90 days after
       the end of each fiscal
       year of Pentair and (ii)
       within 45 days of the end
       of each of the first three
       quarters of each fiscal
       year of Pentair, a
       consolidating balance
       sheet and the related
       consolidating statement of
       income, with respect only
       to Pentair's operating
       businesses, for the
       relevant fiscal period
       (and, for interim fiscal
       quarters, for the portion
       of the year ended at the
       end of such quarter),
       certified as to fairness
       of presentation, generally
       accepted accounting
       principles and consistency
       by the chief financial
       officer, the chief
       accounting officer or the
       vice president - treasurer
       of Pentair;

         (k)  as soon as
       available and in any event
       within 360 days after the
       end of each fiscal year of
       each Borrower other than
       Pentair, a balance sheet
       of such Borrower at the
       end of such fiscal year
       and the related statement
       of income for such fiscal
       year, setting forth in
       each case in comparative
       form the figures for the
       previous fiscal year,
       certified as to fairness
       of presentation, generally
       accepted accounting
       principles applicable in
       such Borrower's country of
       domicile and consistency
       in accordance with
       applicable local law; and

         (l)  simultaneously
       with the delivery of the
       financial statements
       referred to in clause (k)
       above, a certificate of an
       officer of each such
       Borrower stating whether
       there exists on the date
       of such certificate any
       Default and, if any
       Default then exists,
       setting forth the details
       thereof and the action
       which such Borrower is
       taking or proposes to take
       with respect thereto.

         SECTION 12.2  Debt to Total
  Capital Ratio.  The Debt to
  Total Capital Ratio will at no
  time exceed .60.

         SECTION 12.3  Minimum
  Consolidated Shareholders'
  Equity.  Consolidated
  Shareholders' Equity will at no
  time be less than the sum of (a)
  U.S.$425,000,000 plus (b) 50% of
  Consolidated Cumulative Net
  Income plus (c) 50% of the
  proceeds of all classes of
  equity securities issued by
  Pentair after June 30, 1996.

         SECTION 12.4  Expense Ratio.
  At any time when the Debt to
  Total Capital Ratio exceeds .50,
  as of the end of each quarter of
  each of Pentair's fiscal years,
  the ratio of

         (a)  consolidated net
       income before taxes plus
       (to the extent deducted in
       calculating net income
       before taxes) Interest
       Expense and rent expense
       to

         (b)  Interest Expense
       and rent expense,

       (the "Expense Ratio ) calculated
  on a cumulative basis for the
  four most recent fiscal quarters
  (excluding in each case interest
  and rent expense of any joint
  venture or other entity in which
  Pentair or a Consolidated
  Subsidiary has an ownership
  interest but which is not a
  Subsidiary), will not be less
  than 1.5:1.0.

         SECTION 12.5  Negative
  Pledge.  Neither the Borrowers
  nor any Consolidated Subsidiary
  will create, assume or suffer to
  exist any Lien securing Debt on
  any asset now owned or hereafter
  acquired by any of them, except:

         (a)  Liens existing
       on the date of this
       Agreement (it being
       understood that each such
       Lien which secures Debt in
       an aggregate principal
       amount of more than
       U.S.$1,000,000 is
       disclosed in the financial
       information referred to in
       Section 11.4);

         (b)  any Lien
       existing on any asset of
       any corporation at the
       time such corporation
       becomes a Consolidated
       Subsidiary and not created
       in contemplation of such
       event;

         (c)  any Lien on any
       asset securing Debt
       incurred or assumed for
       the purpose of financing
       all or any part of the
       cost of acquiring such
       asset, provided that such
       Lien attaches to such
       asset concurrently with or
       within 90 days after the
       acquisition thereof;

         (d)  any Lien on any
       asset of any corporation
       existing at the time such
       corporation is merged into
       or consolidated with a
       Borrower or a Consolidated
       Subsidiary and not created
       in contemplation of such
       event;

         (e)  any Lien
       existing on any asset
       prior to the acquisition
       thereof by a Borrower or a
       Consolidated Subsidiary
       and not created in
       contemplation of such
       acquisition;

         (f)  any Lien arising
       out of the refinancing,
       extension, renewal or
       refunding of any Debt
       secured by any Lien
       permitted by any of the
       foregoing clauses of this
       Section, provided that
       such Debt is not increased
       and is not secured by any
       additional assets;

         (g)  any Lien arising
       pursuant to any order of
       attachment, distraint or
       similar legal process
       arising in connection with
       court proceedings so long
       as the execution or other
       enforcement thereof is
       effectively stayed and the
       claims secured thereby are
       being contested in good
       faith by appropriate
       proceedings;

         (h)  any Lien on
       trade receivables arising
       out of a Sale of
       Receivables; and

         (i)  Liens not
       otherwise permitted by the
       foregoing clauses of this
       Section securing Debt in
       an aggregate principal
       amount at any time
       outstanding not exceeding
       12.5% of Consolidated
       Shareholders' Equity.

         SECTION 12.6
  Consolidations, Mergers and
  Sales of Assets.  No Borrower
  will merge or consolidate with
  any other non-affiliated Person
  or sell, lease, transfer or
  otherwise dispose of
  substantially all of its assets
  as an entirety to any other
  Person unless:

         (a)  the Person
       surviving the merger or
       consolidation is the
       applicable Borrower; and

         (b)  immediately
       after giving effect to any
       such action, no Default
       shall have occurred and be
       continuing.

         SECTION 12.7  Subsidiary
  Debt.  Pentair will not at any
  time permit the aggregate amount
  of all outstanding Debt of its
  Subsidiaries, excluding:

         (a)  obligations
       assumed in connection with
       acquisitions;

         (b)  Debt under this
       Agreement; and

         (c)  Debt incurred in
       respect of any Sale of
       Receivables;

       to exceed twenty percent (20%)
  of Consolidated Shareholders'
  Equity.

         SECTION 12.8  Use of
  Proceeds.  The proceeds of the
  Loans made and the issued under
  this Agreement will be used by
  the Borrowers to refinance the
  promissory notes executed and
  delivered by the Borrowers under
  the Prior Agreements and
  otherwise for general corporate
  purposes.  None of such proceeds
  will be used, directly or
  indirectly, for the purpose,
  whether immediate, incidental or
  ultimate, of purchasing or
  carrying any "margin stock"
  within the meaning of Regulation
  U of the Board of Governors of
  the Federal Reserve System.
  None of the Borrowers will
  engage principally, or as one of
  its important activities, in the
  business of extending credit for
  the purpose of purchasing or
  carrying any such margin stock
  within the meaning of such
  Regulation U.

         SECTION 12.9  Environmental
  Laws.  Pentair shall, and shall
  cause each of its Subsidiaries
  to, conduct its operations in
  compliance with all
  Environmental Laws, except for
  such noncompliance which
  individually or in the aggregate
  would not be reasonably expected
  to result in material liability
  to Pentair and its Subsidiaries
  taken as a whole.

         SECTION 12.10 Sales of
  Receivables. Pentair shall not,
  and shall not permit any
  Subsidiary to, engage in any
  Sale of Receivables if the
  outstanding principal Equivalent
  Amount of loans secured in
  connection with all Sales of
  Receivables plus (without
  duplication) the outstanding
  investment all receivables sold
  pursuant to Sales of Receivables
  would at any time exceed an
  Equivalent Amount of
  U.S.$50,000,000.


        ARTICLE XIII

          DEFAULTS

                   SECTION 13.1  Events of
  Default.  If one or more of the
  following events ("Events of
  Default") shall have occurred
  and be continuing:

         (a)  any of the
       Borrowers shall fail to
       pay within three days of
       the date due any principal
       of any Loan; or any of the
       Borrowers shall fail to
       pay within five (5) days
       of the date due any
       interest on any Loan, any
       fee or any other amount
       payable hereunder;

         (b)  any of the
       Borrowers shall fail to
       observe or perform any
       covenant contained in
       Sections 12.2 to 12.9,
       inclusive;

         (c)  any of the
       Borrowers shall fail to
       observe or perform any
       other covenant or
       agreement contained in
       this Agreement for 30 days
       after written notice
       thereof has been given to
       Pentair by the U.S. Dollar
       Administrative Agent at
       the request of any Bank;

         (d)  any
       representation, warranty,
       certification or statement
       made by any of the
       Borrowers in this
       Agreement or in any
       certificate, financial
       statement or other
       document delivered
       pursuant to this Agreement
       shall prove to have been
       incorrect in any material
       respect when made;

         (e)  any event or
       condition shall occur
       which results in the
       acceleration of the
       maturity of any Debt
       (other than the Notes) of
       any of the Borrowers or
       any of their respective
       Subsidiaries equal to or
       exceeding an Equivalent
       Amount of U.S.$20,000,000
       in the aggregate for all
       such Debt or enables (or,
       with the giving of notice
       or lapse of time or both,
       would enable) the holder
       of any such Debt or any
       Person acting on such
       holder's behalf to
       accelerate the maturity
       thereof or any of the
       Borrowers or any of their
       respective Subsidiaries
       shall fail to pay when due
       (subject to any applicable
       grace period) Debt which
       in the aggregate exceeds
       such Equivalent Amount;
       provided, however, that at
       any time Pentair has Debt
       outstanding, obtained
       through one or more public
       or private placements
       thereof to institutional
       investors, with a
       principal amount of an
       Equivalent Amount of
       U.S.$25,000,000 or more
       outstanding, which has a
       threshold for
       cross-default similar to
       this subparagraph 12.1(e)
       lower than an Equivalent
       Amount of U.S.$20,000,000,
       the threshold for the
       purposes of this
       subparagraph 12.1 (e)
       shall be the lowest
       threshold amount under any
       such financing;

         (f)  Pentair or any
       of its Material
       Subsidiaries shall
       commence a voluntary case
       or other proceeding
       seeking liquidation,
       reorganization or other
       relief with respect to
       itself or its debts under
       any bankruptcy, insolvency
       or other similar law now
       or hereafter in effect or
       seeking the appointment of
       a trustee, receiver,
       liquidator, custodian or
       other similar official of
       it or any substantial part
       of its property or shall
       consent to any such relief
       or to the appointment of
       or taking possession by
       any such official in an
       involuntary case or other
       proceeding commenced
       against it or shall make a
       general assignment for the
       benefit of creditors or
       shall commence or consent
       to a proceeding for
       approval of a plan of
       arrangement with respect
       to its debts or shall fail
       generally to pay its debts
       as they become due or
       shall take any corporate
       action to authorize any of
       the foregoing;

         (g)  an involuntary
       case or other proceeding
       shall be commenced against
       Pentair or any of its
       Material Subsidiaries
       seeking liquidation,
       reorganization or other
       relief with respect to it
       or its debts under any
       bankruptcy, insolvency or
       other similar law now or
       hereafter in effect or
       seeking the appointment of
       a trustee, receiver,
       liquidator, custodian or
       other similar official of
       it or any substantial part
       of its property and such
       involuntary case or other
       proceeding shall remain
       undismissed and unstayed
       for a period of 60 days;
       or an order for relief
       shall be entered against
       Pentair or any of its
       Material Subsidiaries
       under the federal
       bankruptcy laws or similar
       bankruptcy or insolvency
       laws of any other
       applicable jurisdiction as
       now or hereafter in
       effect;

         (h)  Pentair or any
       member of the Controlled
       Group shall fail to pay
       when due an amount or
       amounts aggregating in
       excess of U.S.$10,000,000
       which it shall have become
       liable to pay to the PBGC
       or to a Plan under Title
       IV of ERISA; or Pentair or
       any member of the
       Controlled Group shall
       file a distress
       termination notice with
       the PBGC and the amount of
       the Unfunded Vested
       Liabilities under that
       filing exceeds
       U.S.$5,000,000; or the
       PBGC shall institute
       proceedings under Title IV
       of ERISA to terminate or
       to cause a trustee to be
       appointed to administer
       any such Plan or Plans or
       a proceeding shall be
       instituted by a fiduciary
       of any such Plan or Plans
       to enforce Section 515 of
       ERISA and such proceeding
       shall not have been
       dismissed within 30 days
       thereafter; or a condition
       shall exist by reason of
       which the PBGC would be
       entitled to obtain a
       decree adjudicating that
       any such Plan or Plans
       must be terminated;

              (i)  a judgment or
       order for the payment of
       money in excess of an
       Equivalent Amount of
       U.S.$10,000,000 shall be
       rendered against any
       Borrower or any of its
       respective Subsidiaries
       and such judgment or order
       shall continue unsatisfied
       and unstayed for a period
       of 60 days;

         (j)  any Person or
       two or more Persons acting
       in concert shall have
       acquired beneficial
       ownership (within the
       meaning of Rule 13d-3 of
       the Securities and
       Exchange Commission under
       the Securities Exchange
       Act of 1934) of 50% or
       more of the outstanding
       shares of voting stock of
       Pentair; or

         (k)  within a period
       of twelve consecutive
       months, three-fourths of
       the directors of the board
       of directors of Pentair
       shall have changed;

       then, and in every such event,

         (1)  in the case of
       any of the Events of
       Default specified in
       paragraphs (a) through
       (e), or (h) through (k)
       above, the Agents or any
       one or more of them shall
       (i) if requested by Banks
       having 50% or more in
       aggregate amount of the
       Commitments, by notice to
       the Borrowers (with a copy
       to all Banks and all
       Agents), terminate the
       Commitments and they shall
       thereupon terminate,
       and/or (ii) if requested
       by Banks holding Notes
       evidencing 50% or more in
       aggregate principal amount
       of the Loans, by notice to
       the Borrowers (with a copy
       to all Banks and all
       Agents) declare the Notes
       (together with accrued
       interest thereon) to be,
       and the Notes shall
       thereupon become,
       immediately due and
       payable without
       presentment, demand,
       protest or other notice of
       any kind, all of which are
       hereby waived by the
       Borrowers; and

         (2)  in the case of
       any of the Events of
       Default specified in
       paragraph (f) or (g)
       above, without any notice
       to the Borrowers or any
       other act by any Agent or
       the Banks, the Commitments
       shall thereupon terminate
       and the Notes (together
       with accrued interest
       thereon) shall become
       immediately due and
       payable without
       presentment, demand,
       protest or other notice of
       any kind, all of which are
       hereby waived by the
       Borrowers.

         SECTION 13.2  Notice of
  Default.  The  U.S. Dollar
  Administrative Agent shall give
  notice to the Borrowers under
  Section 13.1(c) promptly upon
  being requested to do so by any
  Bank and shall thereupon notify
  all the Banks thereof.

         SECTION 13.3  Letters of
  Credit.  In addition to the
  foregoing remedies, if any Event
  of Default described in Section
  13.1 (f) or (g) shall have
  occurred, or if any other Event
  of Default described in Section
  13.1 shall have occurred and the
  Agents or any one or more of
  them shall have demanded that
  the Borrowers provide cash
  collateral for the Letters of
  Credit, each Borrower shall pay
  to the applicable Agent, as
  agent and bailee for the benefit
  of the Banks, in respect of each
  Letter of Credit issued for the
  account of such Borrower an
  amount equal to all of the then
  outstanding Letter of Credit
  Obligations of such Borrower.
  Such payment shall be in
  immediately available funds or
  in similar cash collateral
  acceptable to the applicable
  Agent.  Such amount shall be
  held by such Agent in a cash
  collateral account until the
  outstanding Letters of Credit
  are terminated without payment
  or are paid.  In the event the
  applicable Borrower defaults in
  the payment of any Letter of
  Credit Obligations, the proceeds
  of the cash collateral account
  shall be applied to the payment
  thereof.  The Borrowers
  acknowledge and agree that the
  Banks would not have an adequate
  remedy at law for failure by a
  Borrower to pay immediately to
  the applicable Agent the amount
  provided under this Section, and
  that such Agent and the Banks
  shall have the right to require
  such Borrower to perform
  specifically such undertaking
  whether or not any of the Letter
  of Credit Obligations are due
  and payable.  Upon the failure
  of any Borrower to make any
  payment required under this
  Section, the Agents, on behalf
  of the Banks, may proceed to use
  all remedies available at law or
  in equity to enforce the
  obligation of such Borrower to
  pay or reimburse such Agent,
  including without limitation any
  right the Agent, any Issuing
  Bank or any Bank may have to
  enforce any security interest in
  any collateral for such
  obligations.  The balance of any
  payment due under this Section
  13.3 shall bear interest payable
  on demand until paid in full at
  a per annum rate equal to the
  Reference Rate plus 2% (or, in
  the case of a G-7 Currency
  Letter of Credit, the rate that
  would be applicable to overdue
  principal of a Loan as
  determined by the G-7 Currency
  Administrative Agent in
  accordance with the second
  sentence of Section 4.2(a).


        ARTICLE XIV

         THE AGENTS

                   SECTION 14.1  Appointment
  and Authorization.  Each Bank
  hereby irrevocably (subject to
  Section 14.9) appoints,
  designates and authorizes each
  Agent to take such action on its
  behalf under the provisions of
  this Agreement and the Notes and
  to exercise such powers and
  perform such duties as are
  expressly delegated to it by the
  terms of this Agreement or the
  Notes, together with such powers
  as are reasonably incidental
  thereto.  Notwithstanding any
  provision to the contrary
  contained elsewhere in this
  Agreement or in any Note, no
  Agent shall have any duties or
  responsibilities, except those
  expressly set forth herein, nor
  shall any Agent have or be
  deemed to have any fiduciary
  relationship with any Bank, and
  no implied covenants, functions,
  responsibilities, duties,
  obligations or liabilities shall
  be read into this Agreement or
  any Note or otherwise exist
  against any Agent.

         SECTION 14.2  Delegation of
  Duties.  Each Agent may execute
  any of its duties under this
  Agreement or any Note by or
  through agents, employees or
  attorneys-in-fact and shall be
  entitled to advice of counsel
  concerning all matters
  pertaining to such duties.
  Without limiting the foregoing,
  the Canadian Administrative
  Agent may delegate certain of
  its duties hereunder to the U.S.
  Dollar Administrative Agent.  No
  Agent shall be responsible for
  the negligence or misconduct of
  any agent or attorney-in-fact
  that it selects with reasonable
  care.

         SECTION 14.3  Liability of
  Agents.  None of the
  Agent-Related Persons shall (i)
  be liable for any action taken
  or omitted to be taken by any of
  them under or in connection with
  this Agreement or any Note or
  the transactions contemplated
  hereby (except for its own gross
  negligence or willful
  misconduct), or (ii) be
  responsible in any manner to any
  of the Banks for any recital,
  statement, representation or
  warranty made by any Borrower,
  or any officer thereof,
  contained in this Agreement or
  in any certificate, report,
  statement or other document
  referred to or provided for in,
  or received by any Agent under
  or in connection with, this
  Agreement or any Note, or the
  validity, effectiveness,
  genuineness, enforceability or
  sufficiency of this Agreement or
  any Note, or for any failure of
  Pentair or any other Borrower to
  perform any of its obligations
  hereunder.  No Agent-Related
  Person shall be under any
  obligation to any Bank to
  ascertain or to inquire as to
  the observance or performance of
  any of the agreements contained
  in, or conditions of, this
  Agreement or any Note, or to
  inspect the properties, books or
  records of any Borrower or any
  Subsidiaries or affiliates of
  any Borrower.

         SECTION 14.4  Reliance by
  Agents.  Each Agent shall be
  entitled to rely, and shall be
  fully protected in relying, upon
  any writing, resolution, notice,
  consent, certificate, affidavit,
  letter, telegram, facsimile,
  telex or telephone message,
  statement or other document or
  conversation believed by it to
  be genuine and correct and to
  have been signed, sent or made
  by the proper Person or Persons,
  and upon advice and statements
  of legal counsel (including
  counsel to any Borrower),
  independent accountants and
  other experts selected by any
  Agent.  Each Agent shall be
  fully justified in failing or
  refusing to take any action
  under this Agreement or any Note
  unless it shall first receive
  such advice or concurrence of
  the Required Banks as it deems
  appropriate and, if it so
  requests, it shall first be
  indemnified to its satisfaction
  by the Banks against any and all
  liability and expense which may
  be incurred by it by reason of
  taking or continuing to take any
  such action.  Each Agent shall
  in all cases be fully protected
  in acting, or in refraining from
  acting, under this Agreement or
  any Note in accordance with a
  request or consent of the
  Required Banks, and such request
  and any action taken or failure
  to act pursuant thereto shall be
  binding upon all of the Banks.

         SECTION 14.5  Notice of
  Default.  No Agent shall be
  deemed to have knowledge or
  notice of the occurrence of any
  Default or Event of Default,
  except with respect to defaults
  in the payment of principal,
  interest and fees required to be
  paid to such Agent for the
  account of the Banks, unless
  such Agent shall have received
  written notice from a Bank or a
  Borrower referring to this
  Agreement, describing such
  Default or Event of Default and
  stating that such notice is a
  "notice of default".  If any
  Agent receives such a notice,
  such Agent will notify the other
  Agents and the Banks of its
  receipt thereof.  Each Agent
  shall take such action with
  respect to such Default or Event
  of Default as may be requested
  by the Required Banks in
  accordance with Article XIII;
  provided, however, that unless
  and until such Agent has
  received any such request, such
  Agent may (but shall not be
  obligated to) take such action,
  or refrain from taking such
  action, with respect to such
  Default or Event of Default as
  it shall deem advisable or in
  the best interest of the Banks.

         SECTION 14.6  Credit
  Decision.  Each Bank
  acknowledges that none of the
  Agent-Related Persons has made
  any representation or warranty
  to it, and that no act by any
  Agent hereinafter taken,
  including any review of the
  affairs of the Borrowers, shall
  be deemed to constitute any
  representation or warranty by
  any Agent-Related Person to any
  Bank.  Each Bank represents to
  each Agent that it has,
  independently and without
  reliance upon any Agent-Related
  Person and based on such
  documents and information as it
  has deemed appropriate, made its
  own appraisal of and
  investigation into the business,
  prospects, operations, property,
  financial and other condition
  and creditworthiness of Pentair
  and its Subsidiaries, and all
  applicable bank regulatory laws
  relating to the transactions
  contemplated hereby, and made
  its own decision to enter into
  this Agreement and to extend
  credit to the Borrowers
  hereunder.  Each Bank also
  represents that it will,
  independently and without
  reliance upon any Agent-Related
  Person and based on such
  documents and information as it
  shall deem appropriate at the
  time, continue to make its own
  credit analysis, appraisals and
  decisions in taking or not
  taking action under this
  Agreement, and to make such
  investigations as it deems
  necessary to inform itself as to
  the business, prospects,
  operations, property, financial
  and other condition and
  creditworthiness of the
  Borrowers.  Except for notices,
  reports and other documents
  expressly herein required to be
  furnished to the Banks by an
  Agent, no Agent shall have any
  duty or responsibility to
  provide any Bank with any credit
  or other information concerning
  the business, prospects,
  operations, property, financial
  and other condition or
  creditworthiness of the
  Borrowers which may come into
  the possession of any of the
  Agent-Related Persons.

         SECTION 14.7
  Indemnification of Agents.
  Whether or not the transactions
  contemplated hereby are
  consummated, the Banks shall
  indemnify upon demand each
  Agent-Related Persons (to the
  extent not reimbursed by or on
  behalf of the Borrowers and
  without limiting the obligation
  of the Borrowers to do so), pro
  rata (determined on the same
  basis used in determining
  Required Banks), from and
  against any cost, expense
  (including reasonable attorney's
  fees and charges) claim, demand,
  action, loss or liability that
  such Agent-Related Person may
  suffer or incur in connection
  with this Agreement or any
  action taken or omitted by such
  Agent hereunder; provided,
  however, that no Bank shall be
  liable for the payment to any
  Agent-Related Person of any
  portion of the foregoing
  resulting solely from such
  Person's gross negligence or
  willful misconduct.  The
  undertaking in this Section
  shall survive the resignation or
  replacement of any Agent and any
  termination of this Agreement.

         SECTION 14.8  Agents in
  Individual Capacity.  Each of
  BofA and its affiliates
  (including BA Canada), Morgan
  and its affiliates and First
  Bank and its affiliates may make
  loans to, issue letters of
  credit for the account of,
  accept deposits from, acquire
  equity interests in and
  generally engage in any kind of
  banking, trust, financial
  advisory, underwriting or other
  business with Pentair and its
  Subsidiaries and affiliates as
  though, in the case of BofA,
  BofA were not the U.S. Dollar
  Administrative Agent and BA
  Canada were not the Canadian
  Administrative Agent, in the
  case of Morgan, Morgan were not
  the G-7 Currency Administrative
  Agent, and, in the case of First
  Bank, First Bank were not the
  Overnight Administrative Agent,
  in each case without notice to
  or consent of the Banks.  The
  Banks acknowledge that, pursuant
  to such activities, BofA or its
  affiliates (including BA Canada)
  or Morgan or its affiliates or
  First Bank or its affiliates may
  receive information regarding
  Pentair or its affiliates
  (including information that may
  be subject to confidentiality
  obligations in favor of Pentair
  or such affiliate) and
  acknowledge that none of BofA,
  Morgan, First Bank or any of
  their respective affiliates
  shall have any obligation to
  provide such information to
  them.  With respect to its
  Loans, each of BofA, BA Canada,
  Morgan and First Bank (and any
  of their respective affiliates
  which may become a Bank) shall
  have the same rights and powers
  under this Agreement as any
  other Bank and may exercise the
  same as though it were not an
  Agent.

         SECTION 14.9  Successor
  Agents.  Any Agent may, and at
  the request of the Required
  Banks shall, resign as an Agent
  upon 30 days' notice to the
  Borrowers and the Banks.  Upon
  any such resignation or removal,
  provided no Default exists, the
  Borrowers shall have the right
  to appoint another Bank as
  successor Agent subject to the
  consent of the Required Banks,
  which consent shall not be
  unreasonably withheld.  If such
  consent is not obtained within
  30 days, or if a Default exists,
  then the Required Banks shall
  have the right to appoint, on
  behalf of the Borrowers and the
  Banks, a successor Agent.  Upon
  the acceptance of any
  appointment as an Agent
  hereunder by a successor Agent,
  such successor Agent shall
  thereupon succeed to and become
  vested with all the rights,
  powers, privileges and duties of
  the retiring Agent, and the
  retiring Agent shall be
  discharged from its duties and
  obligations hereunder.  After
  any retiring Agent's resignation
  hereunder as Agent, the
  provisions of this Article XIV
  shall continue in effect for its
  benefit in respect of any
  actions  taken or omitted to be
  taken by it while it was acting
  as an Agent hereunder.  If no
  successor Agent has accepted
  appointment as the applicable
  successor Agent by the date
  which is 30 days following a
  retiring Agent's notice of
  resignation, such retiring
  Agent's resignation shall
  nevertheless thereupon become
  effective and the Banks shall
  perform all of the duties of
  such Agent hereunder until such
  time, if any, as the Required
  Banks appoint a successor Agent
  as provided above.

         SECTION 14.10  Withholding
  Tax.

         (a)  If any Bank
       (other than a Canadian
       Bank) is a "foreign
       corporation, partnership
       or trust" within the
       meaning of the Code and
       such Bank claims exemption
       from, or a reduction of,
       U.S. withholding tax under
       Section 1441 or 1442 of
       the Code, such Bank agrees
       with and in favor of each
       of the U.S. Dollar
       Administrative Agent and
       the G-7 Currency
       Administrative Agent to
       deliver to such Agent:

         (i) if such Bank
            claims an exemption
            from, or a
            reduction of,
            withholding tax
            under a United
            States tax treaty,
            two properly
            completed and
            executed copies of
            IRS Form 1001
            before the payment
            of any interest in
            the first calendar
            year and before the
            payment of any
            interest in each
            third succeeding
            calendar year
            during which
            interest may be
            paid under this
            Agreement;

              (ii) if such
            Bank claims that
            interest paid under
            this Agreement is
            exempt from United
            States withholding
            tax because it is
            effectively
            connected with a
            United States trade
            or business of such
            Bank, two properly
            completed and
            executed copies of
            IRS Form 4224
            before the payment
            of any interest is
            due in the first
            taxable year of
            such Bank and in
            each succeeding
            taxable year of
            such Bank during
            which interest may
            be paid under this
            Agreement; and

              (iii) such other
            form or forms as
            may be required
            under the Code or
            other laws of the
            United States as a
            condition to
            exemption from, or
            reduction of,
            United States
            withholding tax.

            Such Bank agrees to
       promptly notify each of
       the U.S. Dollar
       Administrative Agent and
       the G-7 Currency
       Administrative Agent of
       any change in
       circumstances which would
       modify or render invalid
       any claimed exemption or
       reduction.

         (b)  If any Bank
       claims exemption from, or
       reduction of, withholding
       tax under a United States
       tax treaty by providing
       IRS Form 1001 and such
       Bank sells, assigns,
       grants a participation in
       or otherwise transfers all
       or part of the obligations
       of any Borrower to such
       Bank, such Bank agrees to
       notify each of the U.S.
       Dollar Administrative
       Agent and the G-7 Currency
       Administrative Agent of
       the percentage amount in
       which it is no longer the
       beneficial owner of such
       obligations.  To the
       extent of such percentage
       amount, the U.S. Dollar
       Administrative Agent and
       the G-7 Currency
       Administrative Agent will
       treat such Bank's IRS Form
       1001 as no longer valid.

         (c)  If any Bank
       claims exemption from
       United States withholding
       tax by providing IRS Form
       4224 and such Bank sells,
       assigns, grants a
       participation in or
       otherwise transfers all or
       part of the obligations of
       any Borrower to such Bank,
       such Bank agrees to
       undertake sole
       responsibility for
       complying with the
       withholding tax
       requirements imposed by
       Sections 1441 and 1442 of
       the Code.

         (d)  If any Bank is
       entitled to a reduction in
       any applicable withholding
       tax, the applicable Agent
       may withhold from any
       interest payment to such
       Bank an amount equivalent
       to the applicable
       withholding tax after
       taking into account such
       reduction.  However, if
       any form or other
       documentation with respect
       to any applicable
       withholding tax required
       by this Agreement or any
       applicable law is not
       delivered by any Bank to
       any Agent, then such Agent
       may withhold from any
       interest payment to such
       Bank from any applicable
       Borrower an amount
       equivalent to the
       applicable withholding
       tax, without reduction.

         (e)  If the Internal
       Revenue Service or Revenue
       Canada or any other
       governmental authority of
       the United States, Canada
       or any other jurisdiction
       asserts a claim that any
       Agent did not properly
       withhold tax from amounts
       paid to or for the account
       of any Bank (because an
       appropriate form was not
       delivered to such Agent or
       was not properly executed,
       or because such Bank
       failed to notify such
       Agent of a change in
       circumstances which
       rendered the exemption
       from, or reduction of,
       withholding tax
       ineffective, or for any
       other reason), such Bank
       shall indemnify such Agent
       fully for all amounts
       paid, directly or
       indirectly, by such Agent
       as tax or otherwise,
       including penalties and
       interest, and including
       any taxes imposed by any
       jurisdiction on amounts
       payable to such Agent
       under this Section,
       together with all costs
       and expenses (including
       reasonable attorneys'
       fees).  The obligation of
       the Banks under this
       subsection shall survive
       the repayment of all
       Loans, the resignation of
       any Agent and the
       termination of this
       Agreement.

         SECTION 14.11  Agents' Fees.
  The Borrowers shall pay to each
  Agent such fees as are agreed to
  from time to time by the
  Borrowers and such Agent.


         ARTICLE XV

       MISCELLANEOUS

                   SECTION 15.1  Notices.  All
  notices, requests and other
  communications to any party
  hereunder shall be in writing
  (including bank wire, telex,
  facsimile or similar writing),
  except where specifically
  permitted to be given orally,
  and shall be given to such party
  at its address or facsimile
  number set forth on the
  signature pages hereof or such
  other address or telex number as
  such party may hereafter specify
  for the purpose by notice to the
  applicable Agents and the
  Borrowers.  Each such notice,
  request or other communication
  shall be effective (i) if given
  by facsimile, when such
  facsimile is transmitted to the
  facsimile number specified in
  this Section and the appropriate
  confirmation is received, (ii)
  if given by mail, 72 hours after
  such communication is deposited
  in the mails with first class
  postage prepaid, addressed as
  aforesaid or (iii) if given by
  any other means, when delivered
  at the address specified in this
  Section; provided that notices
  to any Agent under Articles II
  through IX shall not be
  effective until received.  Any
  agreement of the Agents and the
  Banks herein to receive certain
  notices by telephone or
  facsimile is solely for the
  convenience and at the request
  of the Borrowers.  The Agents
  and the Banks shall be entitled
  to rely on the authority of any
  Person purporting to be a Person
  authorized by the applicable
  Borrower to give such notice,
  and the Agents and the Banks
  shall not have any liability to
  such Borrower or any other
  Person on account of any action
  taken or not taken by any Agent
  or any Banks in reliance upon
  such telephonic or facsimile
  notice.  The obligation of the
  Borrowers to repay the Loans and
  Letter of Credit Obligations
  shall not be affected in any way
  or to any extent by any failure
  by any Agent or any Banks to
  receive written confirmation of
  any telephonic or facsimile
  notice or the receipt by any
  Agent or any Banks of a
  confirmation which is at
  variance with the terms
  understood by such Agent or such
  Banks to be contained in the
  telephonic or facsimile notice.

         SECTION 15.2  No Waiver.  No
  failure or delay by any Agent or
  any Bank in exercising any
  respective right, power or
  privilege hereunder or under any
  Note shall operate as a waiver
  thereof, nor shall any single or
  partial exercise thereof
  preclude any other or further
  exercise thereof or the exercise
  of any other right, power or
  privilege.  The rights and
  remedies herein provided shall
  be cumulative and not exclusive
  of any rights or remedies
  provided by law.

         SECTION 15.3  Expenses;
  Documentary Taxes.  The
  Borrowers shall pay upon demand
  (i) all reasonable expenses of
  each Agent, including fees and
  disbursements of a single joint
  counsel for the Agents and the
  Banks, in connection with the
  review of this Agreement, any
  waiver or consent hereunder or
  any amendment hereof or any
  Default or alleged Default by
  any of the Borrowers hereunder
  and (ii) if an Event of Default
  occurs, all reasonable
  out-of-pocket expenses incurred
  by each Agent and each Bank,
  including fees and disbursements
  of attorneys for each Agent and
  each Bank (who may be employees
  of such Agent or such Bank), in
  connection with such Event of
  Default and collection and other
  enforcement proceedings
  resulting therefrom.  The
  respective Borrowers shall
  indemnify each Bank against any
  transfer taxes, documentary
  taxes, assessments or charges
  made by any governmental
  authority by reason of the
  execution and delivery of this
  Agreement or the Notes.

         SECTION 15.4  Amendments and
  Waivers.  Any provision of this
  Agreement or the Notes may be
  amended or waived if, but only
  if, such amendment or waiver is
  in writing and is signed by the
  Borrowers' Agent and the
  Required Banks (and, if the
  rights or duties of any Agent
  are affected thereby, by such
  Agent), and acknowledged by the
  Agents; provided that no such
  amendment or waiver shall,
  unless signed by all the Banks
  and delivered to the Agents:

         (a)  increase the
       Commitment of any Bank
       (except pursuant to
       Section 2.3 (c)) or
       subject any Bank to any
       additional obligations;

         (b)  reduce the
       principal of or rate of
       interest on any Loan or
       any fee (other than fees
       provided for in Section
       14.11) hereunder;

         (c)  postpone the
       date fixed for any payment
       of principal of or
       interest on any Loan or
       any fees (other than fees
       provided for in Section
       14.11) hereunder;

         (d)  change the
       percentage of the
       Commitments or of the
       aggregate unpaid principal
       amount of the Notes, or
       the number of Banks, which
       shall be required for the
       Banks or any of them to
       take any action under this
       Agreement;

         (e)  amend Section
       2.18 or this Section 15.4.

         SECTION 15.5  Collateral.
  Each of the Banks represents
  that it in good faith is not
  relying upon any "margin stock"
  (as defined in Regulation U of
  the Board of Governors of the
  Federal Reserve System) as
  collateral in the extension or
  maintenance of the credit
  provided for in this Agreement.

         SECTION 15.6  Successors and
  Assigns.

         (a)  The provisions
       of this Agreement shall be
       binding upon and inure to
       the benefit of the parties
       hereto and their
       respective successors and
       assigns, except that the
       Borrowers may not assign
       or otherwise transfer any
       of their respective rights
       under this Agreement.

         (b)  Any Bank may,
       with the written consent
       of Pentair (which consent
       shall not be unreasonably
       withheld), the Agents and
       each Issuing Bank which
       has a Letter of Credit
       outstanding (provided
       that, so long as such
       assignment will not result
       in any increased costs to
       the Borrowers, no written
       consent of Pentair, any
       Agent or any Issuing Bank
       shall be required in
       connection with any
       assignment and delegation
       by a Bank to an affiliate
       of such Bank), at any time
       assign and delegate to one
       or more financial
       institutions (each an
       "Assignee") all or any
       ratable part of its Loans,
       its Commitment, and the
       other rights and
       obligations of such Bank
       hereunder, in a minimum
       Equivalent Amount of
       U.S.$10,000,000 or, if
       less, the entire amount of
       its Loans, its Commitment
       and the other rights and
       obligations of such Bank
       hereunder; provided,
       however, that the
       Borrowers and the Agents
       may continue to deal
       solely and directly with
       such Bank in connection
       with the interest so
       assigned to an Assignee
       until (x) written notice
       of such assignment,
       together with payment
       instructions, addresses
       and related information
       with respect to such
       Assignee, shall have been
       given to the Borrowers and
       the Agents by such Bank
       and the Assignee; and (y)
       such Bank or its Assignee
       shall have paid to each of
       the U.S. Dollar
       Administrative Agent and
       the G-7 Currency
       Administrative Agent a
       processing fee in the
       amount of U.S.$1,000; and
       provided, further, that no
       Bank which is (or which
       has designated a Canadian
       branch or affiliate as) a
       Canadian Bank may assign
       all of its rights and
       obligations hereunder
       unless arrangements
       reasonably satisfactory to
       the Agents and the
       Borrowers have been made
       for one or more Banks to
       act (or to cause their
       respective Canadian
       branches or affiliates to
       act) as Canadian Banks
       hereunder in the full
       amount of the Canadian
       Commitment.

         (c)  From and after
       the date that the Agents
       notify the assignor Bank
       that they have consented
       to, and received the
       consents of Pentair and,
       if applicable, the Issuing
       Banks to a proposed
       assignment and received
       payment of the
       above-referenced
       processing fee, (i) the
       applicable Assignee shall
       be a party hereto and, to
       the extent that rights
       hereunder have been
       assigned to it and
       obligations hereunder have
       been assumed by it, shall
       have the rights and
       obligations of a Bank
       under this Agreement, and
       (ii) the assignor Bank
       shall, to the extent that
       rights and obligations
       hereunder have been
       assigned by it, relinquish
       its rights and be released
       from its obligations under
       this Agreement.

         (d)  Any Bank may at
       any time sell to one or
       more commercial banks or
       other Persons not
       affiliates of Pentair
       (each a "Participant")
       participating interests in
       any Loan, the Commitment
       of such Bank and the other
       interests of such Bank
       (the "originating Bank")
       hereunder and under its
       Note(s); provided,
       however, that (i) the
       originating Bank's
       obligations under this
       Agreement shall remain
       unchanged, (ii) the
       originating Bank shall
       remain solely responsible
       for the performance of
       such obligations,
       (iii) the Borrowers, the
       Issuing Banks and the
       Agents shall continue to
       deal solely and directly
       with the originating Bank
       in connection with the
       originating Bank's rights
       and obligations under this
       Agreement and the Notes
       and (iv) no Bank shall
       transfer or grant any
       participating interest
       under which the
       Participant has rights to
       approve any amendment to,
       or any consent or waiver
       with respect to, this
       Agreement or any Note,
       except to the extent such
       amendment, consent or
       waiver would require
       unanimous consent of the
       Banks as described in the
       proviso to Section 15.4.
       In the case of any such
       participation, the
       Participant shall be
       entitled to the benefit of
       Sections 2.9, 2.13,
       2.16(a), 4.6 and 15.3 as
       though it were also a Bank
       hereunder (provided that
       no Borrower shall be
       obligated to pay any
       amount under Section 2.9,
       2.13, 2.16(a) or 4.6 to
       any Participant which is
       greater than such Borrower
       would have been required
       to pay to the originating
       Bank if no such
       participation had been
       sold), and if amounts
       outstanding under this
       Agreement are due and
       unpaid, or shall have been
       declared or shall have
       become due and payable
       upon the occurrence of an
       Event of Default, the
       Participant shall be
       deemed to have the right
       of set-off in respect of
       its participating interest
       in amounts owing under
       this Agreement to the same
       extent as if the amount of
       its participating interest
       were owing directly to it
       as a Bank under this
       Agreement.

         (e)  Notwithstanding
       any other provision in
       this Agreement, any Bank
       may at any time create a
       security interest in, or
       pledge, all or any portion
       of its rights under and
       interest in this Agreement
       and any Note held by it in
       favor of any Federal
       Reserve Bank in accordance
       with Regulation A of the
       Board of Governors of the
       Federal Reserve System or
       U.S. Treasury Regulation
       31 CFR section 203.14, and such
       Federal Reserve Bank may
       enforce such pledge or
       security interest in any
       manner permitted under
       applicable law.

         SECTION 15.7  Minnesota Law.
  This Agreement and each Note
  shall be construed in accordance
  with and governed by the
  substantive laws of the State of
  Minnesota without regard to the
  choice of law provisions
  thereof.

         SECTION 15.8  Counterparts;
  Effectiveness.  This Agreement
  may be signed in any number of
  counterparts, each of which
  shall be an original, and all of
  which taken together shall
  constitute a single agreement,
  with the same effect as if the
  signatures thereto and hereto
  were upon the same instrument.
  This Agreement shall become
  effective when each Agent shall
  have received counterparts
  hereof signed by all of the
  parties hereto.

         SECTION 15.9  Borrowers'
  Agent.  Each Borrower hereby
  irrevocably appoints and
  authorizes Pentair to take such
  action and receive notices
  hereunder as agent on its behalf
  and to exercise such powers
  under this Agreement as
  delegated to it by the terms
  hereof, together with all such
  powers as are reasonably
  incidental thereto.  In
  furtherance of and not in
  limitation of the foregoing, for
  administrative convenience of
  the parties hereto, the Agents
  and the Banks shall send all
  notices and communications to be
  sent to any Borrower solely to
  Pentair and may rely solely upon
  Pentair to receive all such
  notices and other communications
  for and on behalf of each
  Borrower.  Neither Pentair nor
  any of its respective directors,
  officers, agents or employees
  shall be liable to any other
  Borrower for any action taken or
  not taken by it in connection
  herewith (ii) with the consent
  or at the request of such
  Borrower or (ii) in the absence
  of its own gross negligence or
  willful misconduct.  No Person
  other than Pentair may act as
  agent for the Borrowers
  hereunder without the consent of
  all of the Agents hereunder.

         SECTION 15.10  Sharing of
  Information.  The Borrowers
  authorize the Agents and the
  Banks to share among each other
  any information now or hereafter
  possessed by any of them
  regarding any Borrower.


        ARTICLE XVI

          GUARANTY

                   SECTION 16.1  Guaranty.  The
  Guarantor hereby unconditionally
  and irrevocably guarantees the
  full and punctual payment
  (whether at stated maturity,
  upon acceleration or otherwise)
  of the principal of and interest
  on each Note issued by each of
  the other Borrowers pursuant to
  this Agreement, and the full and
  punctual payment of all other
  amounts payable by each of the
  other Borrowers under this
  Agreement.  Upon failure by any
  such Borrower to pay punctually
  any such amount, the Guarantor
  shall forthwith on demand pay
  the amount not so paid at the
  place and in the manner
  specified in this Agreement.  In
  addition (and without limiting
  the foregoing), upon any Note of
  any such Borrower being declared
  or otherwise becoming
  immediately due and payable
  pursuant to Section 13.1, the
  Guarantor shall forthwith on
  demand pay all amounts payable
  under such Note at the place and
  in the manner specified in this
  Agreement.

         SECTION 16.2  Guaranty
  Unconditional.  The obligations
  of the Guarantor hereunder shall
  be unconditional and absolute
  and, without limiting the
  generality of the foregoing,
  shall not be released,
  discharged or otherwise affected
  by:

         (a)  any extension,
       renewal, settlement,
       compromise, waiver or
       release in respect of any
       obligation of any Borrower
       (other than the Guarantor)
       under this Agreement or
       any Note, by operation of
       law or otherwise;

         (b)  any modification
       or amendment of or
       supplement to this
       Agreement or any Note;

         (c)  any release,
       impairment, non-perfection
       or invalidity of any
       direct or indirect
       security for any
       obligation of any Borrower
       (other than the Guarantor)
       under this Agreement or
       any Note;

         (d)  any change in
       the corporate existence,
       structure or ownership of
       any Borrower (other than
       the Guarantor), or any
       insolvency, bankruptcy,
       reorganization or other
       similar proceeding
       affecting any Borrower
       (other than the Guarantor)
       or such Borrower's
       respective assets or any
       resulting release or
       discharge of any
       obligation of any Borrower
       (other than the Guarantor)
       contained in this
       Agreement or any Note;

         (e)  the existence of
       any claim, set-off or
       other rights which the
       Guarantor may have at any
       time against any other
       Borrower, any Agent, any
       Bank or any other
       corporation or person,
       whether in connection
       herewith or any unrelated
       transaction, provided that
       nothing herein shall
       prevent the assertion of
       any such claim by separate
       suit or compulsory
       counterclaim;

         (f)  any invalidity
       or unenforceability
       relating to or against any
       Borrower (other than the
       Guarantor) for any reason
       of this Agreement or any
       Note, or any provision of
       applicable law or
       regulation purporting to
       prohibit the payment by
       any Borrower (other than
       the Guarantor) of the
       principal of or interest
       on any Note or any other
       amount payable by any
       Borrower (other than the
       Guarantor) under this
       Agreement; or

         (g)  any other act or
       omission to act or delay
       of any kind by any
       Borrower, any Agent, any
       Bank or any other
       corporation or person or
       any other circumstance
       whatsoever which might,
       but for the provisions of
       this paragraph, constitute
       a legal or equitable
       discharge of the
       Guarantor's obligations as
       guarantor hereunder.

         SECTION 16.3  Discharge only
  upon Payment in Full;
  Reinstatement in Certain
  Circumstances.  The Guarantor's
  obligations as guarantor
  hereunder shall remain in full
  force and effect until the
  Commitments shall have
  terminated and the principal of
  and interest on the Notes and
  all other amounts payable by the
  Borrowers under this Agreement
  shall have been paid in full.
  If at any time any payment of
  the principal of or interest on
  any Note or any other amount
  payable by any Borrower (other
  than the Guarantor) under this
  Agreement is rescinded or must
  be otherwise restored or
  returned upon the insolvency,
  bankruptcy or reorganization of
  such Borrower or otherwise, the
  Guarantor's obligations
  hereunder with respect to such
  payment shall be reinstated as
  though such payment had been due
  but not made at such time.

         SECTION 16.4  Waiver by
  Guarantor.  The Guarantor
  irrevocably waives
  acceptance hereof, presentment,
  demand, protest and any notice
  not provided for herein, as well
  as any requirement that at any
  time any action be taken by any
  corporation or person against
  any Borrower or any other
  corporation or person.

         SECTION 16.5  Subrogation.
  Notwithstanding any payment made
  by or for the account of any
  other Borrower pursuant to this
  Article XVI, Pentair shall not
  be subrogated to any right of
  any Agent or any Bank until such
  time as the Agents and the Banks
  shall have received final
  payment in cash of the full
  amount of all principal of and
  interest on the Loans, all fees,
  all Letter of Credit Obligations
  and all other amounts payable
  hereunder.

         SECTION 16.6  Stay of
  Acceleration.  If acceleration
  of the time for payment of any
  amount payable by any Borrower
  (other than the Guarantor) under
  this Agreement or the Notes is
  stayed upon the insolvency,
  bankruptcy or reorganization of
  such Borrower, all such amounts
  otherwise subject to
  acceleration under the terms of
  this Agreement shall nonetheless
  be payable by the Guarantor
  hereunder forthwith on demand by
  the applicable Agent made at the
  request of the requisite
  proportion of the Banks
  specified in Article XIII of
  this Agreement.


         IN WITNESS WHEREOF, the
  parties hereto have caused this
  Agreement to be duly executed by
  their respective authorized
  officers as of the day and year
  first above written.


  BORROWERS:

  PENTAIR, INC., for itself, as
  guarantor
  PENTAIR CANADA, INC.
   and as agent for the Borrowers


  By____________________________
  By______________________________
  Title:  Chief Financial Officer
  Title__________________________

  Waters Edge Plaza
  1500 County Road B2 West
  St. Paul, Minnesota  55113
  Attention:  Chief Financial
  Officer
  Telecopy:  (612) 639-5209  Telephone:  (612) 636-7920


  EUROPENTAIR GmbH



  By_____________________________
  Title:  Geschaftsfuhrer

  Waters Edge Plaza
  1500 County Road B2 West
  St. Paul, Minnesota  55113
  Attention: Chief Financial
  Officer
  Telecopy:  (612) 639-5209
  Telephone:  (612) 636-7920


  AGENTS:

  BANK OF AMERICA NATIONAL
    TRUST AND SAVINGS ASSOCIATION,
    as U.S. Dollar Administrative
  Agent


  By_____________________________
  Title:  Vice President

  1455 Market Street, 12th Floor
  San Francisco, CA  94103
  Attn: Gary Flieger
  Telephone:  (415) 436-3484
  Telecopy:  (415) 436-3425


  FIRST BANK NATIONAL ASSOCIATION,
  as Overnight Administrative
  Agent

  By_____________________________
  Title__________________________


                        First Bank Place
  601 Second Avenue South
  Minneapolis, Minnesota
  55402-4302
                        Attn:  Mark R. Olmon
  Telephone:  (612) 973-1085
  Telecopy:  (612) 973-0825


  MORGAN GUARANTY TRUST COMPANY
    OF NEW YORK, as G-7 Currency
  Administrative Agent


  By_____________________________
                        Title:  Vice President

  60 Victoria Embankment
  London EC4Y OJP
  Attn:  Global Credit Middle
  Office
  Telex number:  896631 MGT G
  Telecopy:  (071) 325-8190
  Telephone:  (071) 325-5245 or
  5301

  with a copy to:

  60 Wall Street
  New York, New York  10260
  Attn:  Loan Capital Markets
  Telex number:  177615 MGT UT
  Telecopy:  (212) 648-5336
  Telephone:  (212) 648-6744


  BANK OF AMERICA
    CANADA, as Canadian
  Administrative Agent

  By_____________________________
  Title__________________________

  200 Front Street West
  Suite 2700
  Toronto, Ontario  M5V 3L2
  Attn:  Derrek R. Wong
  Telephone:  (416) 349-4006
  Telecopy:  (416) 349-4282


  BANKS:

  BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION


  By_________________________
  Title__________________________

  231 South LaSalle Street
  Chicago, Illinois 60697
  Attn:  Raju Patel
  Telephone:  (312) 828-7225
  Telecopy:   (312) 987-5833


  BANK OF AMERICA
    CANADA, as a Canadian Bank
  (designated by Bank of America
  National Trust and Savings
  Association)

  By______________________________
  Title:_________________________


  200 Front Street West
  Suite 2700
  Toronto, Ontario  M5V 3L2
  Attn:  Derrek Wong
  Telephone:  (416) 349-4006
  Telecopy:   (416) 349-4282


  FIRST BANK NATIONAL ASSOCIATION

  By_____________________________
  Title:__________________________

  First Bank Place
  601 Second Avenue South
  Minneapolis, Minnesota
  55401-4302
  Attn:  Mark R. Olmon
  Telephone:  (612) 973-1085
  Telecopy:  (612) 973-0825


  MORGAN GUARANTY TRUST COMPANY
   OF NEW YORK

  By_____________________________
  Title:__________________________

  60 Wall Street
  New York, New York 10260
  Attn:  Loan Capital Markets
  Telephone:  (212) 648-6744
  Telecopy:  (212) 648-5336
  Telex Number:  177615 MGT UT


  J.P. MORGAN CANADA, as a
  Canadian Bank
    (designated by Morgan Guaranty
  Trust Company of New York)

  By____________________________
  Title:_________________________


  Royal Bank Plaza
  Suite 2200, South Tower
  Toronto, Canada M5J 2J2
  Attn:  Gerda Grasshoff
  Telephone:  (416) 981-9178
  Telecopy:  (416) 981-9279


  NBD BANK

  By_____________________________
  Title:__________________________

  611 Woodward Avenue
  Detroit, Michigan  48226
  Attn:  Marguerite C. Mullins
  Telephone:  (313) 225-2873
  Telecopy:  (313) 225-1671


  DRESDNER BANK AG CHICAGO
  AND GRAND CAYMAN BRANCHES


  By:_____________________________
  Title:  Senior Vice President

  By:____________________________
  Title:  Vice President

  190 South LaSalle Street
  Chicago, IL  60603
  Attn:  William J. Murray
  Telephone:  (312) 444-1318
  Telecopy:   (312) 444-1305


  Operations Contact:

  Ms. Feixiao Dai
  Dresdner Bank AG
  75 Wall Street
  New York, NY  10005
  Telephone: (212) 574-0269
  Telecopy:  (212) 574-0130


  ABN AMRO BANK N.V., CHICAGO
  BRANCH


  By______________________________
  Title:_________________________


  By______________________________
  Title:__________________________

  135 South LaSalle Street
  Chicago, Illinois 60674
  Attn:  Christine Holmes
  Telephone:  (312) 904-2662
  Telecopy:  (312) 606-8435


  THE BANK OF TOKYO-MITSUBISHI,
  LTD., CHICAGO BRANCH


  By_____________________________
  Title:_________________________

  5100 Norwest Center
  90 South Seventh Street
  Minneapolis, Minnesota 55402
  Attn:  Jeffrey R. Arnold
  Telephone:  (612) 333-0505
  Telecopy:  (612) 333-3735

  Operations Contact:

  Ms. Janice Hennig
  The Bank of Tokyo-Mitsubishi,
  Ltd., Chicago Branch
  227 West Monroe Street
  Chicago, IL  60606
  Telephone: (312) 696-4710
  Telecopy:  (312) 696-4532



  SCHEDULE 1



  Bank
  Commitment
  Commitment Percentage
  Canadian Percentage


  Morgan Guaranty Trust Company of
  New York U.S.
  $55,000,000
  20.000000000%
  50%


  Bank of America National Trust
  and Savings Association
  55,000,000
  20.000000000
  50%


  First Bank National Association
  30,000,000
  10.909090909
  N/A


  NBD Bank
  45,000,000
  16.363636364
  N/A


  Dresdner Bank AG
  30,000,000
  10.909090909
  N/A



  ABN AMRO Bank N.V.
  30,000,000
  10.909090909
  N/A


  The Bank of Tokyo - Mitsubishi,
  Ltd.
  30,000,000
  10.909090909
  N/A


  Totals
  U.S.$275,000,000
  100%
  100%


  EXHIBIT A

  NOTE


  Minneapolis, Minnesota
  _______________, 199_


  For value received,
  _______________________________________________ (the "Borrower )
  promises to pay to the order of
  _________________________________________________________ (the
  "Bank ) the aggregate unpaid
  principal amount of all Loans
  made by the Bank to the Borrower
  pursuant to the Facility
  Agreement referred to below,
  together with interest on the
  unpaid principal amounts thereof
  at the rates and on the dates
  set forth in the Facility
  Agreement.  The Borrower shall
  pay each Loan in full on the
  earlier of (i) the last day of
  its Interest Period or (ii) the
  Termination Date.

    All payments of principal
  and interest shall be made (i)
  if in U.S. Dollars, in lawful
  money of the United States in
  federal or other immediately
  available funds at the place
  specified for payment thereof
  pursuant to the Facility
  Agreement, or (ii) if in a G-7
  Currency, in such funds as may
  then be customary for the
  settlement of international
  transactions in such G-7
  Currency at the place specified
  for payment thereof pursuant to
  the Facility Agreement.

    All Loans made by the Bank
  to the Borrower pursuant to the
  Facility Agreement and all
  payments of the principal
  thereof may be recorded by the
  Bank and, prior to any transfer
  hereof, endorsed by the Bank on
  the schedule attached hereto, or
  on a continuation of such
  schedule attached to and made a
  part hereof.

    This Note is one of the
  Notes referred to in the
  Multi-Facility Credit Agreement
  dated November 15, 1996 among
  Pentair, Inc., EuroPentair GmbH,
  Pentair Canada, Inc., the banks
  party thereto and Morgan
  Guaranty Trust Company of New
  York, Bank of America National
  Trust and Savings Association
  and First Bank National
  Association, as Agents (as
  amended from time to time, the
  "Facility Agreement ).  Reference
  is made to such Facility
  Agreement for definitions of
  capitalized terms contained
  herein, provisions for the
  prepayment hereof and the
  acceleration of the maturity
  hereof.

  _______________________________________


  By_______________________________________
  Title:__________________________________



  EXHIBIT B-1

  FORM OF
  DOMESTIC BID LOAN REQUEST

  __________, ____

  VIA FACSIMILE

  Bank of America National Trust
    and Savings Association,
    as U.S. Dollar Administrative
  Agent
  1455 Market Street, 13th Floor
  San Francisco, California 94103
  Attn:  George Slawek

  Ladies and Gentlemen:

    Reference is made to the
  Multi-Facility Credit Agreement,
  dated as of November 15, 1996
  (as amended or otherwise
  modified from time to time, the
  "Agreement"), among Pentair,
  Inc., EuroPentair GmbH and
  Pentair Canada, Inc., as
  Borrowers, Bank of America
  National Trust and Savings
  Association, as a Bank and as
  U.S. Dollar Administrative
  Agent, First Bank National
  Association, as a Bank and as
  Overnight Administrative Agent,
  Morgan Guaranty Trust Company of
  New York, as a Bank and as G-7
  Currency Administrative Agent,
  NBD Bank, Dresdner Bank AG, ABN
  AMRO Bank N.V. and The Bank of
  Tokyo - Mitsubishi, Ltd., as
  Banks, and various affiliates of
  the Banks which are parties to
  the Canadian Facility described
  therein.  Capitalized terms used
  herein have the meanings
  specified in the Agreement.

    This is a Bid Loan Request
  for Domestic Bid Loans pursuant
  to Section 7.1 of the Agreement
  as follows:

    1.  The name of the
       proposed Borrower is
                      .

        2.  The Maximum Request
       is U.S.$
         .

    3.  This is [an
       Absolute Rate][a Domestic
       Margin Rate] Bid Request.

        4.   The Borrower
       requests [one][two][three]
       Bid Loans and the Interest
       Period[s] for the Bid
       Loan[s] comprising the
       Borrowing shall be
               [,
        and
       ].

        5.  The Funding Date of
       the proposed Borrowing is
                   ,     .

        The Borrower certifies that
  the following statements are
  true on the date hereof, and
  will be true on the date of the
  proposed Borrowing, before and
  after giving effect thereto and
  to the application of the
  proceeds therefrom:

  (a)  the Bid Loans
           requested hereby in
           the aggregate equal
           U.S.$5,000,000 or an
           integral multiple of
           U.S.$1,000,000 over
           such amount and do
           not exceed the limit
           set forth in Section
           7.2 of the Agreement;

             (b)  no Default shall
       have occurred and be
       continuing;

        (c)  the
       representations and
       warranties of the
       Borrowers and the
       Guarantor contained in the
       Agreement shall be true;

        (d)  the aggregate
       principal Equivalent
       Amount of all Loans and
       all Letter of Credit
       Obligations shall not
       exceed the Total
       Commitment; and
        (e)  the principal
       amount of all U.S. Dollar
       Loans plus the principal
       amount of all Domestic Bid
       Loans plus the amount of
       all Letter of Credit
       Obligations with respect
       to U.S. Dollar Letters of
       Credit plus the principal
       Equivalent Amount of all
       Canadian Loans (determined
       as of the most recent
       applicable Computation
       Date) plus the principal
       amount of all Overnight
       Loans will not exceed the
       North American Sublimit
       (as defined in Section
       2.2(f) of the Agreement).

       PENTAIR, INC. [on behalf
       of]

       [EUROPENTAIR GMBH]

       [PENTAIR CANADA, INC.]


       By:
             Name:

       Title:




        EXHIBIT B-2

          FORM OF
       G-7 CURRENCY BID LOAN
          REQUEST

       __________, ____

               VIA FACSIMILE

       Morgan Guaranty Trust
       Company of New York,
         as G-7 Currency
       Administrative Agent
       60 Victoria Embankment
       London, England
       United Kingdom EC4Y OJP
       Attn:  Global Credit
       Middle Office

       Ladies and Gentlemen:

        Reference is made to
       the Multi-Facility Credit
       Agreement, dated as of
       November 15, 1996 (as
       amended or otherwise
       modified from time to
       time, the "Agreement"),
       among Pentair, Inc.,
       EuroPentair GmbH and
       Pentair Canada, Inc., as
       Borrowers, Bank of America
       National Trust and Savings
       Association, as a Bank and
       as U.S. Dollar
       Administrative Agent,
       First Bank National
       Association, as a Bank and
       as Overnight
       Administrative Agent,
       Morgan Guaranty Trust
       Company of New York, as a
       Bank and as G-7 Currency
       Administrative Agent, NBD
       Bank, Dresdner Bank AG,
       ABN AMRO Bank N.V. and The
       Bank of Tokyo -
       Mitsubishi, Ltd., as
       Banks, and various
       affiliates of the Banks
       which are parties to the
       Canadian Facility
       described therein.
       Capitalized terms used
       herein have the meanings
       specified in the
       Agreement.

        This is a Bid Loan
       Request for G-7 Currency
       Bid Loans pursuant to
       Section 8.1 of the
       Agreement as follows:

        1.  The name of the
       Borrower is
             .

        2.  The G-7 Currency
       for [each][the] Bid Loan
       shall be [German
       Deutschmarks][French
       Francs][British Pounds
       Sterling][Japanese
       Yen][Canadian
       Dollars][Italian Lira].

        3.  The Maximum Request
       is
       [Deutschmarks][Francs][Pounds][Yen][Canadian
       Dollars][Lira].

    4.   The Borrower
       requests [one][two][three]
       Bid Loans and the Interest
       Period[s] for the Bid
       Loan[s] comprising the
       Borrowing shall be
               [,
        and
       ].

        5.  The Funding Date of
       the proposed Borrowing is
                   ,     .

        The Borrower certifies that
  the following statements are
  true on the date hereof, and
  will be true on the date of the
  proposed Borrowing, before and
  after giving effect thereto and
  to the application of the
  proceeds therefrom:

  (a)  the Equivalent
           Amount of the Bid
           Loans requested
           hereby in the
           aggregate (i) equals
           or exceeds
           U.S.$5,000,000, (ii)
           is an integral
           multiple of 1,000,000
           units of the
           applicable G-7
           Currency and (iii)
           does not exceed the
           limit set forth in
           Section 8.2 of the
           Agreement;

             (b)  no Default shall
       have occurred and be
       continuing;

        (c)  the
       representations and
       warranties of the
       Borrowers and the
       Guarantor contained in the
       Agreement shall be true;
       and
        (d)  the aggregate
       principal Equivalent
       Amount of all Loans and
       all Letter of Credit
       Obligations shall not
       exceed the Total
       Commitment; and

        (e)  the principal
       Equivalent Amount of all
       G-7 Currency Loans plus
       the principal Equivalent
       Amount of all G-7 Currency
       Bid Loans plus the
       Equivalent Amount of all
       Letter of Credit
       Obligations with respect
       to G-7 Currency Letters of
       Credit, in each case
       determined as of the most
       recent applicable
       Computation Date, will not
       exceed the G-7 Currency
       Sublimit (as defined in
       Section 2.2(f) of the
       Agreement).


       PENTAIR, INC. [on behalf of]

  [EUROPENTAIR GMBH]
  [PENTAIR CANADA, INC.]


  By:
  Name:
  Title:


        EXHIBIT C-1

    FORM OF DOMESTIC BID

               __________, ____

  VIA FACSIMILE

  Bank of America National Trust
    and Savings Association,
    as U.S. Dollar Administrative
  Agent
  1455 Market Street, 13th Floor
  San Francisco, California 94103
  Attn:  George Slawek

  Ladies and Gentlemen:

    Reference is made to the
  Multi-Facility Credit Agreement,
  dated as of November  15, 1996
  (as amended or otherwise
  modified from time to time, the
  "Agreement"), among Pentair,
  Inc., EuroPentair GmbH and
  Pentair Canada, Inc., as
  Borrowers, Bank of America
  National Trust and Savings
  Association, as a Bank and as
  U.S. Dollar Administrative
  Agent, First Bank National
  Association, as a Bank and as
  Overnight Administrative Agent,
  Morgan Guaranty Trust Company of
  New York, as a Bank and as G-7
  Currency Administrative Agent,
  NBD Bank, Dresdner Bank AG, ABN
  AMRO Bank N.V. and The Bank of
  Tokyo - Mitsubishi, Ltd., as
  Banks, and various affiliates of
  the Banks which are parties to
  the Canadian Facility described
  therein.  Capitalized terms used
  herein have the meanings
  specified in the Agreement.

    In response to the Domestic
  Bid Loan Request of [PENTAIR,
  INC.][EUROPENTAIR GMBH][PENTAIR
  CANADA, INC.], dated
    ,     , and in accordance with
  Section 7.3 of the Agreement,
  the undersigned Bank offers to
  make [a] Domestic Bid Loan[s] in
  the following principal
  amount[s] at the following
  interest rate[s] for the
  following Interest Period[s]:

  Funding Date:             ,

  Maximum Offer:  $

  Principal   Principal      Principal      Principal
  Amount $   Amount $            Amount $            Amount $

  [Absolute   [Absolute      [Absolute      [Absolute
  Rate   %]   Rate   %]      Rate   %]      Rate   %]
  [Margin   %]               [Margin   %]   [Margin   %]        [Margin   %]

  Interest                   Interest       Interest            Interest
  Period                     Period         Period              Period




  [NAME OF BANK]


  By:
  Name:
  Title:


        EXHIBIT C-2

  FORM OF G-7 CURRENCY BID

               __________, ____

  VIA FACSIMILE

  Morgan Guaranty Trust Company of
  New York,
    as G-7 Currency Administrative
  Agent
  60 Victoria Embankment
  London, England
  United Kingdom EC4Y OJP
  Attn:  Global Credit Middle
  Office

  Ladies and Gentlemen:

    Reference is made to the
  Multi-Facility Credit Agreement,
  dated as of November 15, 1996
  (as amended or otherwise
  modified from time to time, the
  "Agreement"), among Pentair,
  Inc., EuroPentair GmbH and
  Pentair Canada, Inc., as
  Borrowers, Bank of America
  National Trust and Savings
  Association, as a Bank and as
  U.S. Dollar Administrative
  Agent, First Bank National
  Association, as a Bank and as
  Overnight Administrative Agent,
  Morgan Guaranty Trust Company of
  New York, as a Bank and as G-7
  Currency Administrative Agent,
  NBD Bank, Dresdner Bank AG, ABN
  AMRO Bank N.V. and The Bank of
  Tokyo - Mitsubishi, Ltd., as
  Banks, and various affiliates of
  the Banks which are parties to
  the Canadian Facility described
  therein.  Capitalized terms used
  herein have the meanings
  specified in the Agreement.

    In response to the G-7
  Currency Bid Loan Request of
  [PENTAIR, INC.][EUROPENTAIR
  GMBH][PENTAIR CANADA, INC.],
  dated               ,     , and
  in accordance with Section 8.3
  of the Agreement, the
  undersigned Bank offers to make
  [a] G-7 Currency Bid Loan[s]
  thereunder in the following
  principal amount[s] at the
  following interest rate[s] for
  the following Interest
  Period[s]:

  Funding Date:             ,

  G-7 Currency =

  Maximum Offer:  $

  Principal              Principal        Principal           Principal
  Amount                 Amount           Amount              Amount
  [currency units]       [currency units] [currency units]    [currency units]

  Margin   %              Margin   %       Margin   %          Margin   %

  Interest                Interest         Interest            Interest
  Period                  Period           Period              Period




  [NAME OF BANK]


  By:

  Name:
  Title: